Exhibit 10.2

Execution Version

INITIALLY DATED AS OF OCTOBER 16, 2009

AS AMENDED AND RESTATED AS OF APRIL 21, 2017, AND AS FURTHER AMENDED AND RESTATED AS OF APRIL 18, 2019

HUNTSMAN RECEIVABLES FINANCE LLC,
as the Company

VANTICO GROUP S.À R.L.,
as Master Servicer

THE SEVERAL ENTITIES PARTY HERETO AS LENDERS,

THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO AS FUNDING AGENTS,

HSBC BANK PLC,
as Administrative Agent

AND

HSBC BANK PLC,
as Collateral Agent

EUROPEAN RECEIVABLES LOAN AGREEMENT

24.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE RECEIVABLES	49

25.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE MASTER SERVICER AND THE CONTRIBUTOR	51

26.	COVENANTS	52

27.	ADDITION OF APPROVED CURRENCY, APPROVED ORIGINATOR AND APPROVED OBLIGOR COUNTRY; APPROVED ACQUIRED LINE OF BUSINESS RECEIVABLES	70

28.	REMOVAL AND WITHDRAWAL OF ORIGINATORS AND APPROVED ORIGINATORS	74

29.	ADJUSTMENT PAYMENT FOR INELIGIBLE RECEIVABLES	76

30.	OBLIGATIONS UNAFFECTED	77

31.	BAIL-IN	77

32.	ROLE OF THE COLLATERAL AGENT	79

33.	ROLE OF EACH FUNDING AGENT	84

34.	ROLE OF THE ADMINISTRATIVE AGENT	88

35.	PAYMENTS AND COMPUTATIONS, ETC.	93

36.	MISCELLANEOUS	95

SCHEDULE 1 COMMITMENTS		117

SCHEDULE 2 FORM OF BORROWING REQUEST		118

SCHEDULE 3 DEFINITIONS		120

SCHEDULE 4 FORM OF NOTICE OF PREPAYMENT		164

SCHEDULE 5 FORM OF COMMITMENT TRANSFER AGREEMENT		166

SCHEDULE 6 COLLECTION ACCOUNTS AND COMPANY CONCENTRATION ACCOUNTS		171

SCHEDULE 7 LOCATION OF RECORDS OF THE COMPANY		172

SCHEDULE 8 RECEIVABLES SPECIFICATION AND EXCEPTION SCHEDULE		173

SCHEDULE 9 FORM OF ADMINISTRATIVE QUESTIONNAIRE		176

SCHEDULE 10 FORM OF CONFIDENTIALITY AGREEMENT		178

SCHEDULE 11 — A — FORM OF WEEKLY REPORT		180

ii

SCHEDULE 11 — B — FORM OF DAILY REPORT	185

SCHEDULE 12 FORM OF MONTHLY SETTLEMENT REPORT	190

SCHEDULE 13 [RESERVED]	192

SCHEDULE 14 UNRESTRICTED SUBSIDIARIES	193

iii

THIS EUROPEAN RECEIVABLES LOAN AGREEMENT, is entered into as of October 16, 2009, and amended and restated as of April 18, 2019 (this “Agreement”)

BETWEEN:

(1)                                 HUNTSMAN RECEIVABLES FINANCE LLC, a Delaware limited liability company and having its registered office at c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, Delaware, United States of America, as the Company;

(2)                                 VANTICO GROUP S.À R.L., a private limited liability company organized under the laws of Luxembourg, with registered office at 180, route de Longwy, L-1940 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Commerce and Companies under number B72959, as the Master Servicer (3) THE SEVERAL ENTITIES PARTY HERETO as Lenders;

(4)                                 THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO as Funding Agents;

(5)                                 HUNTSMAN INTERNATIONAL LLC;

(6)                                 HSBC BANK PLC, as Administrative Agent; and

(7)                                 HSBC BANK PLC, as the Collateral Agent.

WHEREAS:

A.                                    Huntsman International, as buyer, the Master Servicer and Huntsman Holland B.V. (the “Dutch Originator”) are parties to the Dutch Receivables Purchase Agreement dated the Signing Date, as to be amended and restated as of the Restatement 2019 Effective Date, relating to the sale of certain Receivables originated by the Dutch Originator.

B.                                    Huntsman International, as buyer, the Master Servicer and Huntsman Advanced Materials (Europe) BVBA (the “Belgian Originator”) are parties to the Belgian Receivables Purchase Agreement dated the Signing Date, as to be amended and restated as of the Restatement 2019 Effective Date, relating to the sale of certain Receivables originated by the Belgian Originator.

C.                                    The Company and Huntsman International, as contributor, are parties to the European Contribution Agreement dated the Signing Date, as to be amended and restated as of the Restatement 2019 Effective Date, pursuant to which Huntsman International (the “Contributor”) agreed to contribute, from time to time certain Receivables it has purchased or may purchase from the European Originators.

D.                                    The Company, the Master Servicer, the Local Servicers party thereto, the Administrative Agent and the Collateral Agent are parties to the European Servicing Agreement dated as of the Signing Date, as to be amended and restated as of the Restatement 2019 Effective Date, pursuant to which, among other things, the Master Servicer appointed each of the European Originators a party thereto as a local servicer

(in such capacity, a “Local Servicer”) for certain Receivables contributed to the Company.

E.                                     The parties hereto are parties to the European Receivables Loan Agreement dated the Signing Date, as amended and restated on April 21, 2017 (and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Agreement”) pursuant to which the Company may from time to time request Loans from the Lenders in any Approved Currency to fund its acquisitions of Receivables.

F.                                      The parties hereto have agreed to enter into this Agreement in order to amend and restate the Existing Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

PART 1 INTERPRETATION

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

(a)                                 Capitalized terms used herein shall unless otherwise defined or referenced herein, have the meanings assigned to such terms in Schedule 3.

(b)                                 All terms defined or incorporated by reference in this Agreement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

1.2                               Interpretation

(a)                                 The definitions contained herein or incorporated by reference herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(b)                                 In this Agreement, unless indicated otherwise, references (in any manner, including generally, specifically, by name, by capacity, by role or otherwise) to a Person include any individual, firm, partnership, body corporate, unincorporated association, government, state or agency of a state, local or municipal authority or government body, trust, foundation, joint venture or association (in each case whether or not having separate legal personality).

1.3                               Components of documents

(a)                                 Any reference herein to a Schedule, Exhibit or Appendix to this Agreement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, modified or from time to time to the extent that such Schedule, Exhibit or Appendix may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule, Exhibit or Appendix) in compliance with the terms of the Transaction Documents.

(b)                                 Section, Part, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, Parts, Schedules, Exhibits and Appendices in or to this Agreement unless otherwise specified.

1.4                               Document References Provision

References to this Agreement or to any other Transaction Document or any other document or agreement in this Agreement shall be deemed to be references to any such document or agreement as amended, restated, supplemented or otherwise modified from time to time.

1.5                               Statutory References Provision

(a)                                 In this Agreement, unless indicated otherwise a reference to any provision of the Bankruptcy Code, Code, ERISA, 1940 Act or the UCC or any other statutory provision or legislative enactment is to that provision or enactment as the same may have been, or may from time to time be, amended, modified or re-enacted.

(b)                                 In this Agreement, unless indicated otherwise, a reference to any law or regulation adopted in the United Kingdom or the European Union includes any statutes, subordinate or delegated legislation, order or regulation adopted as a statutory instrument or otherwise arising from the EU (Withdrawal) Act 2018 or any supplementary or replacement legislation; a reference to a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any Governmental Authority.

1.6                               GAAP References Provision

As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or incorporated by reference herein, and accounting terms partly defined herein or incorporated by reference herein to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein or incorporated by reference herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein or incorporated by reference herein shall control.

1.7                               Inclusion of specific examples does not limit generality; meaning of certain words

In this Agreement, unless indicated otherwise:

(a)                                 the words “include”, “includes” or “including” shall be interpreted as followed, in each case, by the phrase “without limitation”;

(b)                                 general words introduced by the word “other” are not to be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(c)                                  general words are not to be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

(d)                                 the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and

(e)                                  any reference in this Agreement to any representation, warranty or covenant “deemed” to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

1.8                               References to a day and time; computation of time period

(a)                                 In this Agreement, unless indicated otherwise, a reference to a “day” means a period of 24 hours running from midnight to midnight and a reference to a time of day is to London time.

(b)                                 In this Agreement, unless otherwise stated, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

1.9                               Headings do not affect interpretation

In this Agreement headings are for convenience only and shall not affect the interpretation of this Agreement.

1.10                        Successors etc. of Persons

In this Agreement, unless indicated otherwise, a reference (in any manner, including generally, specifically, by name, by capacity, by role or otherwise) to a Person shall include references to:

(a)                                 such Person’s permitted successors, transferees and assigns and any Person deriving title under or through such Person, whether in security or otherwise, and

(b)                                 any Person into which such Person may be merged or consolidated, or any company resulting from any merger, conversion or consolidation or any other Person succeeding to substantially all of the business of that Person.

1.11                        Continuing

In this Agreement, unless indicated otherwise, references to the term “continuing”, in respect of any Facility Event shall be construed as a reference to the relevant event which has not been remedied or waived.

1.12                        Calculations

(a)                                 All calculations under this Agreement shall be in Euros so that for purposes of calculating or determining any Aggregate Principal Balance, any Principal Balance of Loans, the Aggregate Receivables Amount, the Target Receivables Amount, the Maximum Available Borrowing and the Percentage Factor and any term or amount incorporated into any of the foregoing definitions or calculations, amounts denominated in a currency other than Euros shall be converted on a pro forma basis into Euros at the Spot Rate as in effect on the date of the relevant calculation or determination.

(b)                                 Calculations relating to the Dilution Ratio, Aged Receivables Ratio, Delinquency Ratio or Required Reserves Ratio (or any calculation derived from such ratios or from which such ratios are derived) shall be determined on the basis of Historical Receivables Information in relation to an Additional Originator or Acquired Line of Business for any periods prior to the date on which the relevant Originator became an Additional Originator or the date on which the relevant Acquired Line of Business became an Approved Acquired Line of Business (as applicable).

1.13                        Other provisions

In this Agreement, notwithstanding any of the other provisions of this Agreement or any of the Transaction Documents:

(a)                                 all references to the Company having an interest in Receivables or Collections shall be construed as references to the Company being the sole beneficial owner of such Receivables and Collections, subject only to the security interest granted by the Company under the terms of this Agreement and any other Security Document;

(b)                                 all references to the Collateral Agent or the Secured Parties having any entitlement to or interest in any Receivables or Collections shall be construed as references to their having a security interest as provided for in this Agreement and any other Security Document and all references to their having a right to receive Collections or to Collections being received or held for their benefit shall be construed as references to their having a right to receive amounts calculated by reference to Collections pursuant to this Agreement and the other Transaction Documents and to such amounts being received or held for their benefit;

(c)                                  all references to the Company purchasing any interest in Receivables or Collections from the Collateral Agent including any such references contained in Section 29 shall be construed as references to the Company discharging all or part (as appropriate) of its obligations in respect of the security granted by it in respect of such Receivables and Collections and thereby procuring a corresponding release, to the same extent, of any related security interest granted by it in respect of such Receivables and Collections;

(d)                                 any (a) requirement on the Company to deal or not to deal with Receivables or Collections in any particular way and any restrictions on the exercise by the

Company of any of its continuing rights of beneficial ownership in respect of the Receivables and Collections and (b) authority given by the Company to the Collateral Agent in relation to any Collection Account and any Company Concentration Account shall be taken as forming part of the security interest granted to the Collateral Agent hereunder for the benefit of the Secured Parties and shall subsist only for so long as the Secured Obligations remain outstanding and until the same is fully discharged;

(e)                                  all references to Receivables “acquired by the Company” or “contributed to the Company” shall be deemed to include Receivables contributed, sold or otherwise transferred by Huntsman International to the Company and Receivables subrogated, sold or otherwise transferred directly from an Originator or other entity to the Company; and

(f)                                   all provisions applicable to Receivables contributed to the Company by Huntsman International shall be deemed to be equally applicable to Receivables subrogated, sold or otherwise transferred from an Originator or other entity to the Company.

1.14                        Amendment and Restatement

With effect on and as of the Restatement 2019 Effective Date, this Agreement amends and restates the Existing Agreement in its entirety, subject to the satisfaction (or waiver by the Administrative Agent, the Collateral Agent and each Funding Agent acting together) of the following conditions precedent (the “Restatement Conditions Precedent”) on or prior to the Restatement 2019 Effective Date:

(a)                                 Restatement 2019 Documents. The Administrative Agent, the Collateral Agent and each Funding Agent shall have received copies of each of the Restatement 2019 Documents duly executed and delivered in form and substance satisfactory to the Administrative Agent, the Collateral Agent and each Funding Agent.

(b)                                 Corporate Documents. The Administrative Agent, the Collateral Agent and each Funding Agent shall have received from the Company, Huntsman International, the Master Servicer and each Originator, complete copies, in form and substance satisfactory to the Administrative Agent, each Funding Agent and the Collateral Agent a certificate of a Responsible Officer or attorney-in-fact of such Person dated the Restatement 2019 Effective Date and certifying (A) that attached thereto is a true and complete copy of the constituent documents of such Person in effect as of the Restatement 2019 Effective Date, (B) that attached thereto is a true and complete copy of duly adopted resolutions (or, if applicable unanimous consents), of the Board or managing members or general partners of such Person or committees thereof authorizing the execution, delivery and performance of the transactions contemplated by the Restatement 2019 Documents, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Restatement 2019 Effective Date and (C) as to the incumbency of each director, officer, manager or attorney-in-fact executing any Restatement 2019 Document to which such Person is a party or any other document delivered in connection herewith or therewith on behalf of such Person.

(c)                                  Legal Opinions. The Administrative Agent, the Collateral Agent and each Funding Agent shall have received, with a copy for each Lender, the following legal opinions in each case in form and substance satisfactory to the Administrative Agent, each Funding Agent and the Collateral Agent:

(i)                                     from Kirkland & Ellis LLP as to matters of the laws of the State of New York, the State of Delaware and the United States;

(ii)                                  from Hogan Lovells International LLP as to matters of the laws of England and Wales;

(iii)                               from Loyens & Loeff as to matters of the laws of Luxembourg;

(iv)                              from Laga CVBA as to matters of the laws of Belgium; and

(v)                                 from Hogan Lovells International LLP as to matters of the laws of the Netherlands.

(d)                                 Fees. The Administrative Agent, each Funding Agent, the Lenders and the Collateral Agent shall have received payment of all fees and other amounts due and payable to any of them on or before the Restatement 2019 Effective Date.

(e)                                  Good Standing Certificates. The Administrative Agent, the Collateral Agent and each Funding Agent shall have received copies of certificates of compliance, of status or of good standing (or similar certificate, if any), dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction (and in no event more than 30 days prior to the Restatement 2019 Effective Date), with respect to the Company and Huntsman International in the jurisdiction of its incorporation or formation (as applicable).

(f)                                   Representations and Warranties. On the Restatement 2019 Effective Date, the representations and warranties of each of the Company, the Master Servicer, Huntsman International and the Originators in each Transaction Document shall be true and correct in all material respects.

(g)                                  Transaction Summary. A Transaction Summary satisfactory to each Funding Agent shall have been delivered by the Borrower to each Funding Agent.

(h)                                 Risk Retention Memo. A legal memorandum confirming how the risk retention requirement referred to in Section 26.6 is satisfied shall have been delivered by Hogan Lovells International LLP to each Funding Agent.

1.15                        Amendment Agreement

As of the Restatement 2019 Effective Date, Barclays Bank PLC (in any of its capacities) shall cease to be a party to this Agreement and shall cease to have any right and/or obligation hereunder, after having transferred all of its rights and obligations (as Administrative Agent and Collateral Agent) to HSBC Bank plc (in its capacities as Administrative Agent and Collateral Agent as the case may be), in accordance with the provisions of the Amendment Agreement.

1.16                        Liquidation Servicer

(a)                                 Each of the parties hereto hereby agrees that, notwithstanding any provision of the Transaction Documents:

(i)                                     so long as a Liquidation Servicer Resumption Event has not occurred, all provisions of the Transaction Documents which apply to the Liquidation Servicer, the Liquidation Servicer Agreement, the Liquidation Servicer Commencement Date and the Liquidation Servicing Fee shall be construed so to not apply; and

(ii)                                  a Liquidation Servicer may become a party to the Servicing Agreement or any other Transaction Document by means of an amendment, agreement or instrument without the requirement of the signature or written consent by the European Originators, each of whom shall be bound by such amendment, agreement or instrument so long as it is agreed or consented to by the Master Servicer.  The Master Servicer shall provide the European Originators written notice of any such amendment, agreement or instrument promptly following the execution and delivery thereof.

PART 2 THE FACILITY

2.                                      THE FACILITY

2.1                               Facility

Subject to the terms of this Agreement, each Lender agrees to make available to the Company a committed multicurrency revolving loan facility in an amount not exceeding its Commitment. As of the Restatement 2019 Effective Date the Aggregate Commitment will equal €100,000,000.

2.2                               The Loans

(a)                                 On the terms and subject to the conditions hereof, on the Closing Date and thereafter from time to time prior to the Facility Termination Date each Lender shall make Loans to the Company in an amount equal to its Pro Rata Share of each Loan requested.

(b)                                 Subject to the foregoing and to the limitations set forth herein, the Company may borrow, repay and reborrow the Loans hereunder.

2.3                               Amount and currency of Loans

(a)                                 Each borrowing of Loans hereunder (each a “Borrowing”) shall comprise of a maximum of three (3) Loans, each in a different Approved Currency.

(b)           Each Borrowing shall be in a minimum principal amount equal to such amount as will ensure that:

(i)            the aggregate amount advanced (in Euro and the Euro Equivalent) by the Lenders in respect of such Borrowing would not be less than (in the case of the initial Borrowing) €10,000,000 and (thereafter) €1,000,000 (provided that such subsequent minimum amount will not apply to the extent that at the time of any Borrowing hereunder the aggregate amount available (in Euro and/or the Euro Equivalent) to be drawn from the Lenders as provided in this Agreement is less than such minimum amount at such time); and

(ii)           in respect of each Loan, the amount advanced by the Lenders would be an integral multiple of €1,000 in respect of a Loan in Euro, $1,000 in respect of a Loan in U.S. Dollars and £1,000 in respect of a Loan in Sterling.

(c)           The amount of a Borrowing (being the aggregate of (i) any Loan in Euro and (ii) the Euro Equivalent of each Loan in a Local Currency) made on any Borrowing Date plus the Principal Balance of all other Loans which will be outstanding on such Borrowing Date shall be less than or equal to the then applicable Maximum Available Borrowing.

(d)           Each Loan made by the Lenders hereunder shall be denominated in an Approved Currency.

(e)           The amount of each Loan made by the Lenders hereunder on a Borrowing Date in:

(i)            U.S. dollars plus the Principal Balance of all other Loans denominated in such currency which will be outstanding on such Borrowing Date, shall be less than or equal to the Maximum Available Borrowing (Dollars) on such Borrowing Date;

(ii)           Euro plus the Principal Balance of all other Loans denominated in such currency which will be outstanding on such Borrowing Date, shall be less than or equal to the Maximum Available Borrowing (Euro) on such Borrowing Date; and

(iii)          Sterling plus the Principal Balance of all other Loans denominated in such currency which will be outstanding on such Borrowing Date, shall be less than or equal to the Maximum Available Borrowing (Sterling) on such Borrowing Date.

3.             BORROWING PROCEDURES

3.1          Borrowing Request

(a)           The Company shall request a Borrowing hereunder by submitting to the Administrative Agent and each Funding Agent (on behalf of the Lenders) a written notice, substantially in the form of Schedule 2 (each, a “Borrowing Request”) no later than 11:00 a.m. (London time) on the second (2nd)

Funding Business Day prior to the date of the proposed Borrowing (each, a “Borrowing Date”). Promptly after its receipt thereof, each Funding Agent shall submit a copy of each Borrowing Request to the Lender in its Lender Group.

(b)           Each Borrowing Request shall:

(i)            specify the desired amounts and Approved Currencies for the requested Loans;

(ii)           specify the desired Borrowing Date (which shall be a Business Day prior to the Facility Termination Date; provided that there shall not be more than two (2) Borrowing Dates per calendar week, subject to a maximum of five (5) Borrowings per calendar month);

(iii)          certify that, after giving effect to the proposed Borrowing, the Maximum Available Borrowing will not be exceeded on such Borrowing Date; and

(iv)          certify that, after giving effect to the proposed Borrowing, none of the Maximum Available Borrowing (Dollars), Maximum Available Borrowing (Euro) and the Maximum Available Borrowing (Sterling) will be exceeded on such Borrowing Date.

(c)           Only one Borrowing (comprising a maximum of three (3) Loans, each in a different Approved Currency) may be requested in each Borrowing Request.

(d)           Only one Borrowing Request shall be delivered in respect of each Borrowing Date.

(e)           Each Borrowing Request shall be irrevocable and binding on the Company.

(f)            Borrowings shall be made subject to the satisfaction of the requirements set forth in Section 6.2.

3.2          Lenders’ Commitment

(a)           Each Loan requested by, or on behalf of, the Company in a Borrowing Request shall be made by the Lenders in accordance with their Pro Rata Share of such Loan.

(b)           The obligations of any Lender to make Loans hereunder are several from the obligations of any other Lenders. The failure of any Lender to make Loans hereunder shall not release the obligations of any other Lender to make Loans hereunder, but no Lender shall be responsible for the failure of any other Lender to make any Loan hereunder.

(c)           Notwithstanding anything herein to the contrary, a Lender shall not be obligated to fund any Loan:

(i)            at any time on or after the Facility Termination Date;

(ii)           at any time a Facility Event has occurred and is continuing or would arise as a consequence of making such Loan; or

(iii)          if such Lender’s Pro Rata Share of such Loan would exceed such Lender’s Available Commitment.

3.3          Disbursement of Funds

On each Borrowing Date, each Lender shall remit an amount equal to its Pro Rata Share of the Loans requested by the Company, as determined above, to such account(s) as may be specified by the Company in the relevant Borrowing Request (or as otherwise agreed) in immediately available funds.

4.             REPAYMENT; CHANGES TO COMMITMENTS; PREPAYMENT

4.1          Repayment of Loans

(a)           The Company shall repay the outstanding principal amount of each Loan on the Maturity Date.

(b)           If all or part of an existing Loan made to the Company is to be repaid from the proceeds of all or part of a new Loan to be made to the Company, then, provided such Loans are in the same Approved Currency, the amount to be repaid by the Company shall be set off against the amount to be advanced by the Lenders in relation to the new Loan and the party or parties to whom the smaller amount is to be paid shall pay to the other party or parties a sum equal to the difference between the two amounts.

4.2          Payment and Prepayment of Loans

(a)           Prior to the repayment of the outstanding principal amount of the Loans pursuant to Section 4.1 above, the Company shall:

(i)            immediately upon any acceleration of the Loans pursuant to Section 21.4, repay the amount of the Loans to the extent so accelerated;

(ii)           if on any date the Percentage Factor exceeds 100%, as determined by reference to the most recent Periodic Report delivered under the Servicing Agreement, make a prepayment of the Loans on the next Business Day, in an amount sufficient to cause the Percentage Factor to be less than or equal to 100%, as determined by reference to such Periodic Report; provided that no such prepayment shall be required if (i) the amount by which the Aggregate Receivables Amount falls short of the Target Receivables Amount is less than the Exchange Rate Protection Amount at such time and (ii) such deficiency is attributable to fluctuations in currency exchange rates arising between the delivery of the two most recently delivered Periodic Reports; provided further that no such prepayment shall be required if the Company has Collections on deposit in the Collection Accounts or Concentration Accounts in an amount equal to the amount owing under this subsection (a)(ii);

(iii)          if on any date the Aggregate Principal Balance of the Loans exceeds the Aggregate Commitment, make a prepayment of the Loans on the next Business Day in an amount sufficient to cause the Aggregate Principal Balance to be less than or equal to the Aggregate Commitment such prepayment to be made solely out of Collections available for such purpose pursuant to Section 17 or 18, as applicable; and

(iv)          from and after the Facility Termination Date, repay the Loans out of Collections available for such purpose pursuant to Section 18.

(b)           The Company may, at its option, prepay on any Business Day all or any portion of the Loans upon prior written notice delivered to the Administrative Agent and each Funding Agent not later than 1:00 p.m. (London time) three (3) Funding Business Days prior to the date of such payment.  Each such notice shall be in the form attached as Schedule 4 and shall (i) specify the aggregate amount and Approved Currency of the prepayment to be made on the Loans to which such prepayment is to be applied and (ii) specify the Business Day on which the Company will make such prepayment.  Each such prepayment shall be made ratably among the Lenders based on the aggregate outstanding Principal Balance of the Loans held by each. Each prepayment of the Loans (whether optional or mandatory) must be accompanied by a payment of all accrued and unpaid Interest on the amount prepaid and any other amounts (including amounts payable under Section 10) due hereunder in respect of such prepayment.  In the event that derecognition of assets under U.S. GAAP is sought by Huntsman International, no optional prepayment shall be made by the Company hereunder except out of Collections.

4.3          Reductions of the Commitments

(a)           With effect on any Settlement Date, the Company (or the Master Servicer on behalf of the Company) may, from time to time upon at least three (3) Funding Business Days prior written notice to the Administrative Agent and each Funding Agent, elect to reduce the Aggregate Commitment (in whole or in part) in an amount equal to €5,000,000 or a whole multiple of €1,000,000 in excess thereof,  provided that the Commitment of no Lender may be reduced below €5,000,000 unless the Aggregate Commitment is reduced to €0; provided further that after giving effect to any such reduction and any principal payments on the date on which the reduction is to take effect, the Aggregate Principal Balance shall not exceed the Aggregate Commitment.

(b)           Once the Aggregate Commitment is reduced pursuant to this Section 4.3 it may not subsequently be reinstated without the prior written consent of each Lender.

(c)           Any reduction of the Aggregate Commitment pursuant to this Section 4.3 shall be applied to the reduction of each Lender’s Commitment in accordance with each Lender’s Pro Rata Share.

4.4          Increase of the Commitments

With effect on any Settlement Date, the Company (or the Master Servicer on behalf of the Company) may request the Administrative Agent and each Funding Agent, upon at least thirty (30) Funding Business Days’ prior written notice (or such shorter period as may be agreed in writing between the Company (or the Master Servicer on behalf of the Company) and each Lender Group) and in any event not more than once until the Commitment Termination Date, that each Lender’s Commitment is increased by an amount equal to €25,000,000, provided that such increase may be granted at the sole discretion of each Lender Group.

5.             USE OF PROCEEDS

5.1          Purpose of Loans

The Company shall use the proceeds of the Loans only in or towards:

(a)           paying to Huntsman International the Contribution Value and distributions in respect of capital or dividends, in each case, pursuant to and in accordance with Section 2.02 of the Contribution Agreement and Section 26.3(l), in an amount up to (i) the outstanding Contribution Value of the Contributed Receivables and other Receivables Assets related thereto, as the Contribution Value is identified under the distributable assets ledger maintained by the Master Servicer under the terms of the Contribution Agreement plus (ii), the reimbursement to Huntsman International of any immaterial amounts due and payable in the ordinary course of business of a special-purpose company that Huntsman International has paid on behalf of the Company; provided, that, notwithstanding anything herein or in any other Transaction Document to the contrary, the Company in no case shall use all or any portion of the proceeds of any Loan to pay a dividend with respect to outstanding Contribution Value for any Receivable that was originated by any Originator with respect to which an Originator Termination Event has occurred and is continuing; and

(b)           refinancing maturing Loans;

provided that this Section 5.1 shall not restrict the Company from making Restricted Payments in accordance with Section 26.3(l) as long as such Restricted Payments are not made from the proceeds of the Loans.

5.2          Monitoring

No Lender nor the Administrative Agent nor any Funding Agent is bound to monitor or verify the application of any amount borrowed under this Agreement.

6.             CONDITIONS OF BORROWINGS

6.1          Conditions Precedent to Restatement 2019 Effective Date

The effectiveness of the restatement provided by this Agreement is subject to the satisfaction of the Restatement Conditions Precedent on or prior to the Restatement 2019 Effective Date.

PART 3 UTILIZATION AND REPAYMENT

6.2          Conditions Precedent to all Borrowings

Each Borrowing (including the initial Borrowing) hereunder shall be subject to the further conditions precedent that:

(a)           the Administrative Agent and each Funding Agent shall have received such approvals, documents, instruments, certificates and opinions as it may reasonably request; and

(b)           on the date of such Borrowing the following statements shall be true (and acceptance of the proceeds of any such Borrowing shall be deemed a representation and warranty by the Company that such statements are then true by reference to the facts and circumstances existing on the date of such Borrowing):

(i)            the Company (or the Master Servicer on behalf of the Company) has delivered a Borrowing Request complying with the requirements of Section 3.1;

(ii)           the Facility Termination Date has not occurred and no event exists, or would result from such Borrowing, that constitutes a Termination Event or Potential Termination Event;

(iii)          no portion of the proceeds of such Borrowing will be used by the Company to make any payment which is prohibited pursuant to the provisos to Sections 5.1(a);

(iv)          all of the representations and warranties made by each of the Company, the Master Servicer and each Originator in each Transaction Document to which it is a party are true and correct in all material respects on and as of the date of such Borrowing as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date);

(v)           after giving effect to such Borrowing, the Principal Balance of all Loans outstanding on the relevant Borrowing Date does not exceed the Maximum Available Borrowing on such Borrowing Date; and

(vi)          after giving effect to such Borrowing if a Loan comprising, or comprising part, of such Borrowing:

(A)          is denominated in U.S. dollars, the Principal Balance of all Loans denominated in such currency outstanding on the relevant Borrowing Date does not exceed the Maximum Available Borrowing (Dollars) on such Borrowing Date;

(B)          is denominated in Euro, the Principal Balance of all Loans denominated in such currency outstanding on the relevant Borrowing Date does not exceed the Maximum Available Borrowing (Euro) on such Borrowing Date; and

(C)          if denominated in Sterling, the Principal Balance of all Loans denominated in such currency outstanding on the relevant Borrowing Date does not exceed the Maximum Available Borrowing (Sterling) on such Borrowing Date.

PART 5 COSTS OF UTILIZATION

7.             INTEREST

7.1          Calculation of Interest

(a)           On or before the date falling three (3) Funding Business Days immediately before each Settlement Date, each Funding Agent shall furnish the Administrative Agent and the Master Servicer with an invoice (addressed to the Company) setting forth the amount of the accrued and unpaid Interest on each Loan funded by the Lender in such Funding Agent’s Lender Group.

(b)           The amount of Interest payable by the Company to each Lender for each Payment Period in respect of each Loan shall be the aggregate of the amounts due to such Lender calculated as follows:

IR x PB x DCC

Where:

“IR” =                    the applicable Interest Rate for each day in the Payment Period;

“PB” =                   is the part of the Principal Balance advanced by that Lender in respect of the relevant Loan; and

“DCC” =               1 / either 365 (or 366, as applicable) (for Loans denominated in Sterling) or 360 (for Loans denominated in Euro and U.S. Dollars).

7.2          Payment of Interest

The Company shall pay each Lender (or the Administrative Agent for the account of the Lenders) accrued (but unpaid) Interest on each Loan on each Settlement Date that occurs after the Borrowing Date relating to such Loan.

7.3          Default interest

(a)           If the Company fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at the relevant Default Interest Rate payable on demand by the Administrative Agent or the applicable Funding Agent.

(b)           Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Payment Period but will remain immediately due and payable.

(c)           From and after the occurrence of a Termination Event, all Loans shall accrue Interest at the Default Interest Rate for so long as such Termination Event shall be continuing.

7.4          [Reserved]

8.             CHANGES TO THE CALCULATION OF INTEREST

Subject to Section 8.1, if USD LIBOR, or, if applicable, GBP LIBOR or, if applicable, EURIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable USD LIBOR, GBP LIBOR or EURIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

8.1          Market disruption

(a)           If, for any Relevant Period, a Market Disruption Event occurs in relation to a Loan (or any portion thereof) in respect of which the Alternate Rate applies, then the rate of interest in respect of each relevant Lender’s Pro Rata Share of that Loan (or portion thereof) for the Relevant Period shall be the percentage rate per annum which is the sum of:

(i)            the Applicable Margin; and

(ii)           the rate notified to the Administrative Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Relevant Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its Pro Rata Share of that Loan from whatever source it may reasonably select.

(b)           In this Agreement “Market Disruption Event” means:

(i)            at or about noon on the Quotation Day for a Relevant Period the Screen Rate is not available and (i) none or only one of the Reference Banks supplies a rate to the Administrative Agent to determine USD LIBOR or, if applicable, GBP LIBOR or, if applicable, EURIBOR for the relevant currency and Relevant Period and (ii) a Screen Rate Replacement Event has not occurred; or

(ii)           before close of business in London on the Quotation Day for the Relevant Period, the Administrative Agent receives notifications from a Lender or Lenders that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of USD LIBOR or, if applicable, GBP LIBOR or, if applicable, EURIBOR.

8.2          Alternative basis of interest or funding

(i)            If a Market Disruption Event occurs the Administrative Agent and the Company (or the Master Servicer on its behalf) shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest.

(ii)           Any alternative basis agreed pursuant to clause (i) above shall, with the prior consent of all the Funding Agents, the Master Servicer and the Company, be binding on all parties to this Agreement.

8.3          Replacement of Screen Rate

(a)           For the purposes of this Section 8.3, the following terms shall have the following meanings:

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Replacement Benchmark” means a benchmark rate which is:

(i)            formally designated, nominated or recommended as the replacement for the Screen Rate by:

(A)          the administrator of the Screen Rate (provided that the market or economic reality that such benchmark rate measures is the same as that measured by the Screen Rate); or

(B)          any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (B) above;

(ii)           in the opinion of the Funding Agents and the Master Servicer, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to the Screen Rate; or

(iii)          in the opinion of the Funding Agents and the Master Servicer, an appropriate successor to the Screen Rate.

“Screen Rate Replacement Event” means, in relation to the Screen Rate:

(i)            the methodology, formula or other means of determining the Screen Rate has, in the opinion of the Funding Agents materially changed;

(ii)

(A)

(I)            the administrator of the Screen Rate or its supervisor publicly announces that such administrator is insolvent; or

(II)          information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of the Screen Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide the Screen Rate;

(B)          the administrator of the Screen Rate publicly announces that it has ceased or will cease, to provide the Screen Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide the Screen Rate;

(C)          the supervisor of the administrator of the Screen Rate publicly announces that the Screen Rate has been or will be permanently or indefinitely discontinued; or

(D)          the administrator of the Screen Rate or its supervisor announces that the Screen Rate may no longer be used; or

(iii)          the administrator of the Screen Rate determines that the Screen Rate should be calculated in accordance with its reduced submissions or other contingency or fall-back policies or arrangements and either:

(A)          the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Funding Agents) temporary; or

(B)          the Screen Rate is calculated in accordance with any such policy or arrangement for a period no less than 30 days; or

(iv)          in the opinion of the Funding Agents, the Screen Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

(b)           If a Screen Rate Replacement Event has occurred, any amendment or waiver which relates to:

(i)            providing for the use of a Replacement Benchmark in place of the Screen Rate; and

(ii)

(A)          aligning any provision of any Transaction Document to the use of that Replacement Benchmark;

(B)          enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of this Agreement);

(C)          implementing market conventions applicable to that Replacement Benchmark;

(D)          providing for appropriate fall-back (and market disruption) provisions for that Replacement Benchmark; or

(E)           adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Administrative Agent (acting on the instructions of the Funding Agents) and the Master Servicer.

9.             ILLEGALITY

Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any relevant Governmental Authority makes it unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund its Pro Rata Share of any Loan:

(a)           the applicable Funding Agent shall promptly notify the Administrative Agent, the Company and the Master Servicer thereof;

(b)           the Commitment of that Lender will be immediately cancelled; and

(c)           the Company shall repay that Lender’s Pro Rata Share of the Loans made to the Company on the last day of the Payment Period or, if applicable, Relevant Period occurring after the applicable Funding Agent has delivered the notice under clause (a) above.

PART 6

ADDITIONAL PAYMENT OBLIGATIONS

10.                               BREAKAGE COSTS

10.1                        The Company shall, within three (3) Funding Business Days after demand therefor, indemnify the Lenders, the Funding Agents and the Administrative Agent against any loss, cost or expense incurred by the Lenders, the Funding Agents or the Administrative Agent directly as a result of the failure of any Borrowing or repayment to be made for any reason on the date specified by the Company pursuant to, and in accordance with, Section 3 or Section 4, as applicable, or as a result of any repayment made under Section 4.2(a)(ii) on any day other than a Settlement Date, including any loss, cost or expense incurred by any Funding Agent, any Lender or the Administrative Agent by reason of the liquidation or reemployment of funds acquired by the Lenders (including funds obtained by issuing Commercial Paper, obtaining deposits as loans from third parties and reemployment of funds) in relation thereto and any costs incurred in connection with the termination or reduction of any related Currency Hedge Agreements; provided that no such breakage costs shall be payable in respect of any prepayment of a Loan for which the Interest Rate is determined by reference to the CP Rate for so long as such prepayment complies with the requirements of Section 4.2.

10.2                        A certificate as to any loss or expense payable pursuant to this Section 10 submitted by any Lender, through the Administrative Agent, to the Company and the Master Servicer shall set forth (x) any amount that such Lender is entitled to receive pursuant to this Section 10 and (y) a reasonably detailed explanation of the calculation of such amount by the affected Lender and shall be conclusive absent manifest error.

11.                               TAXES

11.1                        Definitions

(a)                                 In this Agreement:

“Code” means the US Internal Revenue Code of 1986;

“FATCA” means:

(i)                                   sections 1471 to 1474 of the Code or any associated regulations;

(ii)                                any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in sub-clause (i) above; or

(iii)                             any agreement pursuant to the implementation of any treaty, law or regulation referred to in sub-clauses (i) or (ii) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction;

“FATCA Deduction” means a deduction or withholding from a payment under this Agreement or any other Transaction Document required by FATCA.

“FATCA Exempt Party” means a party to this Agreement that is entitled to receive payments free from any FATCA Deduction;

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under this Agreement or any other Transaction Document;

“Tax Payment” means either the increase in a payment made by the Company to a Facility Indemnified Party under Section 11.2 or a payment under Section 11.4.

“Transfer Date” means, in relation to an assignment or a transfer under Section 36.17, the later of:

(i)                                     the proposed transfer date specified in the relevant Commitment Transfer Agreement; and

(ii)                                  the date on which the assignment is effective in accordance with Section 36.17(e).

(b)                                 Unless a contrary intention appears, in this Section 11 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

11.2                        Tax gross-up

(a)                                 The Company shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)                                 The Company shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Lender (or its Funding Agent) shall notify the Company, the Master Servicer and Administrative Agent on becoming so aware in respect of a payment payable to that Lender.

(c)                                  If a Tax Deduction is required by law to be made by the Company, the amount of the payment due from the Company shall be increased to an amount which (after making any Tax Deduction) leaves the recipient of such payment with an amount equal to the payment which would have been received by it if no Tax Deduction had been required.

(d)                                 Each Lender that is not incorporated under the laws of the United States of America or a State thereof or the District of Columbia shall:

(i)                                   deliver to the Master Servicer, the Company, the Administrative Agent, the Collateral Agent and the related Funding Agent two duly completed copies of United States Internal Revenue Service Form W-8ECI, W-8BEN, W-8BEN-E or W-8IMY, or successor applicable form and such other forms, certificates and documentation as may be necessary or appropriate to establish, in each case, that it is entitled to receive payments from the Company without a deduction for U.S. federal withholding tax or with a deduction at a reduced rate.  In the case of a Lender that provides an Internal Revenue Service Form W-8BEN or W-8BEN-E, such Lender shall either (i) claim the benefit of a treaty that provides for a complete exemption from United States withholding tax for payments of interest or (ii) claim the benefit of the U.S. “portfolio interest exemption” by also providing a certification that is not a “bank” making a loan under this Agreement in the ordinary course of its business within the meaning of Section 881(c)(3)(A) of the Code or a person related to the Company in a manner described in Sections 871(h)(3)(B), 881(c)(3)(B) or 881(c)(3)(C) of the Code.  If a Lender that provides an Internal Revenue Service Form W-8BEN or W-8BEN-E is unable to claim a complete exemption from the United States withholding tax because of a change in law after the date such Lender became a party to this Supplement, such Lender will be treated as satisfying the requirements of this Section 11.2(d), as the case may be;

(ii)                                deliver to the Master Servicer, the Company, the Collateral Agent, the Administrative Agent and the related Funding Agent two further copies of any such form or certification (A) on or before the date that any such form or certification expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company, the Collateral Agent, the Administrative Agent or the related Funding Agent and (C) at the reasonable request of the Master Servicer, the Company, the Collateral Agent or the related Funding Agent; and

(iii)                            obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company, the Collateral Agent, the Administrative Agent or the related Funding Agent;

unless any change in treaty, law or regulation has occurred prior to, and is in effect on, the date on which any such delivery would otherwise be required which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender (or its Funding Agent) so advises the Company and the related Funding Agent.  Each Lender shall certify to the Company, the Collateral Agent, the Administrative Agent and the related Funding Agent at the time it first becomes a Lender, and thereafter to the extent provided by law, (i) all such forms are true and complete, (ii) that it is entitled to receive payments under this Agreement and the other Transaction Documents without, or at a reduced rate of, withholding of any United States federal income taxes and (iii) that it is entitled to an exemption from United States backup withholding tax.  Each Person that shall become a Lender or a Participant pursuant to Section 36.17 shall, upon the effectiveness of the related transfer, be required to provide to the Company, the Collateral Agent, the Administrative Agent, the Master Servicer and the related Funding Agent all of the forms and statements required pursuant to this Section; provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased and such Lender shall provide such forms to the Company with a duly executed Form W-8IMY and withholding statement.  If the Company, the Administrative Agent or the Collateral Agent has not received the forms set forth in Section 11.2(d), the Company shall withhold taxes from such payment at the applicable statutory rate and shall not be obliged to make increased payments under Section 11.2 until such forms or other documents are delivered.

(e)                                  Each Lender that is a United States Person within the meaning of Section 7701(a)(30) of the Code shall deliver to the Master Servicer, the Company, the Collateral Agent and the related Funding Agent two duly completed copies of the United States Internal Revenue Service Form W-9 or any successor applicable form.

(f)                                   The Company is not required to make any payment under Section 11.2(c) to the extent (a) such payment would be due as the result of the relevant Funding Agent, Lender or Participant not providing the forms required by Section 11.2(d)(i), or 11.2(d)(ii) or (b) such payment is in respect of a FATCA Deduction and would be due as a result of the relevant Funding Agent, Lender or Participant failing to comply with its reporting obligations under FATCA, unless in either case such failure is a result of a change after the date it became a Lender or a Participant under this Agreement in (or in the interpretation, administration or application of) any Requirement of Law or any published practice or concession of any relevant Taxation Authority.

(g)                                  If the Company is required to make a Tax Deduction, the Company shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(h)                                 Within thirty (30) days after making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Company shall deliver to each Funding Agent evidence reasonably satisfactory to the Lender entitled to that payment that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant Taxation Authority.

11.3                       FATCA Information

(a)                                 Subject to sub-clause (c) below, each party to this Agreement shall, within ten (10) Business Days of a reasonable request by another party to this Agreement:

(i)                                   confirm to that other party whether it is:

(A)                               a FATCA Exempt Party; or

(B)                               not a FATCA Exempt Party;

(ii)                                supply to that other party such forms, documentation and other information relating to its status under FATCA as that other party reasonably requests for the purposes of that other party’s compliance with FATCA; and

(iii)                             supply to that other party such forms, documentation and other information relating to its status as that other party reasonably requests for the purposes of that other party’s compliance with any other law, regulation, or exchange of information regime.

(b)                                 If a party to this Agreement confirms to another party to this Agreement pursuant to sub-clause (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that party shall notify that other party reasonably promptly.

(c)                                  Sub-clause (a) above shall not oblige any Facility Indemnified Party to do anything, and sub-clause (a)(iii) above shall not oblige any other party to this Agreement to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)                                   any law or regulation;

(ii)                                any fiduciary duty; or

(iii)                             any duty of confidentiality.

(d)                                 If a party to this Agreement fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with sub-clause (a)(i) or (ii) above (including, for the avoidance of doubt, where sub-clause (c) above applies), then such party shall be treated for the purposes of this Agreement and any other Transaction Document (and payments under them) as if it is not a FATCA Exempt Party until such time as the party in question provides the requested confirmation, forms, documentation or other information.

11.4                        Tax indemnity

(a)                                 The Company shall (within three (3) Funding Business Days after demand by each Funding Agent) pay to a Facility Indemnified Party an amount equal to the loss, liability or cost which that Facility Indemnified Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Facility Indemnified Party in respect of this Agreement or any other Transaction Document.

(b)                                 Clause (a) shall not apply:

(i)                                     with respect to any Tax assessed on a Facility Indemnified Party:

(A)                             under the law of the jurisdiction in which that Facility Indemnified Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Facility Indemnified Party is treated as resident for tax purposes; or

(B)                               under the law of the jurisdiction in which that Facility Indemnified Party’s Lending Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Facility Indemnified Party; or

(ii)                                  to the extent a loss, liability or cost:

(A)                               is compensated for by an increased payment under Section 11.2; or

(B)                               would have been compensated for by an increased payment under Section 11.2 but was not so compensated solely because the exclusion in Section 11.2(f) applied.

(c)                                  A Facility Indemnified Party making, or intending to make a claim under clause (a) above shall promptly notify the Company, the Master Servicer, the Administrative Agent and the related Funding Agent of the event which will give, or has given, rise to the claim.

(d)                                 A Facility Indemnified Party shall, on receiving a payment from the Company under this Section 11.4, notify the Administrative Agent and the related Funding Agent.

11.5                        Tax Credit

If the Company makes a Tax Payment and the relevant Facility Indemnified Party determines that:

(a)                                 a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

(b)                                 that Facility Indemnified Party has obtained, utilized or retained that Tax Credit,

the Facility Indemnified Party shall pay an amount to the Company which that Facility Indemnified Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Company.

11.6                        Stamp taxes

The Company shall pay and, within three (3) Funding Business Days after demand, indemnify each Facility Indemnified Party against any cost, loss or liability that Facility Indemnified Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement or any other Transaction Document except for any such Taxes payable in respect of an assignment, transfer, or novation of any rights or liabilities under this Agreement or any other Transaction Document.

11.7                        VAT

(a)                                 All amounts set out, or expressed to be payable pursuant to this Agreement or any other Transaction Document by any party to this Agreement to a Facility Indemnified Party which (in whole or part) constitute the consideration for any supply for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply, and accordingly, subject to clause (b) below, if VAT is chargeable on any supply made by any Facility Indemnified Party to any party to this Agreement pursuant to this Agreement, that party to this Agreement shall pay to the Facility Indemnified Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and such Facility Indemnified Party shall promptly provide an appropriate VAT invoice to such party).

(b)                                 If VAT is chargeable on any supply made by any Facility Indemnified Party (the “Supplier”) to any other Facility Indemnified Party (the “Recipient”) pursuant to this Agreement or any other Transaction Document, and any party to this Agreement (the “Relevant Party”) is required pursuant to the terms of this Agreement to pay an amount equal to the value of such supply to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration),

(i)                                   (where the Supplier is the person required to account to the relevant Taxation Authority for the VAT) the Relevant Party shall also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this sub-clause (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment from the relevant Taxation Authority which it reasonably determines relates to the VAT chargeable on that supply; and

(ii)                                (where the Recipient is the person required to account to the relevant tax authority for VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant Taxation Authority in respect of that VAT.

(c)                                  Where any party to this Agreement is required pursuant to this Agreement or any other Transaction Document to reimburse a Facility Indemnified Party for any costs or expenses, that party to this Agreement or such other Transaction Document shall also at the same time pay and indemnify the Facility Indemnified Party against all VAT incurred by the Facility Indemnified Party in respect of the costs or expenses to the extent that the Facility Indemnified Party reasonably determines that neither it nor any member of any group of which it is a member for VAT purposes is entitled to credit or repayment from the relevant Taxation Authority in respect of the VAT.

(d)                                 Any reference in this Section 11.7 to any party to this Agreement shall, at any time when such party is treated as a member of a group for VAT purposes,

include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time.

(e)                                  In relation to any supply made by a Facility Indemnified Party to any party under this Agreement or any other Transaction Document, if reasonably requested by such Facility Indemnified Party, that party must promptly provide such Facility Indemnified Party with details of that party’s VAT registration and such other information as is reasonably requested in connection with such Facility Indemnified Party’s VAT reporting requirements in relation to such supply.

11.8                        Tax affairs

(a)                                 Nothing in this Section 11 shall oblige any Facility Indemnified Party to disclose any information to any person regarding its affairs (Tax or otherwise) or Tax computations or interfere with the right of any Facility Indemnified Party to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit.

(b)                                 Notwithstanding any other provision herein, the Company (and its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

12.                               CHANGE IN CIRCUMSTANCES

12.1                        Increased costs

(a)                                 Subject to Section 12.3 the Company shall, within three (3) Funding Business Days after a demand by a Funding Agent or the Administrative Agent, pay (or procure payment) for the account of a Facility Indemnified Party the amount of any Increased Costs incurred by that Facility Indemnified Party or any of its Affiliates as a result of (i) any Change in Law or (ii) compliance with any law or regulation made after the date of this Agreement.

(b)                                 In this Agreement “Increased Costs” means:

(i)                                     a reduction in the rate of return on a Facility Indemnified Party’s overall capital;

(ii)                                  an additional or increased cost; or

(iii)                               a reduction of any amount due and payable under this Agreement or any Program Support Agreement,

which is incurred or suffered by a Facility Indemnified Party or any of its Affiliates as a consequence of this Agreement or any Program Support Agreement or the Loans made or acquired by such Facility Indemnified Party.

12.2                        Increased cost claims

(a)                                 Each Facility Indemnified Party intending to make a claim pursuant to Section 12.1 shall, as soon as reasonably practical after becoming aware of it, notify the Company, the Master Servicer and the Administrative Agent of the event giving rise to the claim.

(b)                                 Each Facility Indemnified Party shall, as soon as practicable after a demand by the Company (or the Master Servicer), provide to the Company, the Master Service and the Administrative Agent a certificate confirming the amount of its (or, if applicable, its Affiliates) Increased Costs and setting out in reasonable detail those Increased Costs and an explanation of the calculation of such Increased Costs.  Such certificate shall be conclusive in the absence of prima facie evidence of error.

(c)                                  Failure or delay on the part of any Facility Indemnified Party to demand compensation pursuant to this Section 12 shall not constitute a waiver of such Facility Indemnified Party’s right to demand such compensation; provided that the Company will not be required to compensate a Facility Indemnified Party pursuant to this Section 12 for any Increased Costs incurred more than 270 days prior to the date that such Facility Indemnified Party notifies the Company of the change in any Requirement of Law giving rise to such Increase Costs and of such Facility Indemnified Party’s intention to claim compensation therefor; provided, further, that, if the change in any Requirement of Law giving rise to such increased costs or reductions is retroactive, then the 270 day period referred to above shall be extended to include the period of retroactive effect thereof.

12.3                        Exceptions

Section 12.1 does not apply to the extent any Increased Cost is:

(a)                                 attributable to a Tax Deduction required by law to be made by the Company; or

(b)                                 compensated for by Section 11.4 (or would have been compensated for under Section 11.4 but was not so compensated solely because of any of the exclusions in Section 11.2(f) applied).

12.4                        Mitigation

(a)                                 Each Facility Indemnified Party shall, in consultation with the Master Servicer (acting on behalf of the Company), take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Section 9, Section 11.2, Section 11.4, Section 11.6 or Section 12.1 including (but not limited to) transferring its rights and obligations under the Transaction Documents to another Affiliate or Facility Office.

(b)                                 Clause (a) above does not in any way limit the obligations of the Company under the Transaction Documents.

12.5                        Limitation of liability

(a)                                 The Company shall indemnify each Facility Indemnified Party for all costs and expenses reasonably incurred by that Facility Indemnified Party as a result of steps taken by it under Section 12.4.

(b)                                 A Facility Indemnified Party is not obliged to take any steps under Section 12.4 if, in the opinion of that Facility Indemnified Party (acting reasonably), to do so might be prejudicial to it.

12.6                        Survival

The provisions of this Section 12 shall survive the termination of this Agreement and the payment of all Secured Obligations.

13.                               FEES

13.1                        Commitment fee

(a)                                 The Company shall pay to each of the Lenders a fee (the “Commitment Fee”) in Euro in the amounts set forth in the applicable Fee Letter.

(b)                                 The Commitment Fee is payable on each Settlement Date and on the Scheduled Commitment Termination Date and, if cancelled in full, on the cancelled amount of the relevant Lender’s Commitment at the time the cancellation is effective.

(c)                                  The amount of Commitment Fee payable on each Settlement Date shall be included in the invoice referred to in Section 7.1.

13.2                        Arrangement and Agency Fees

The Company shall pay to each of the Collateral Agent and the Administrative Agent the Fees in the amounts and on the dates set forth in the applicable Fee Letters.

14.                               INDEMNIFICATION BY HUNTSMAN INTERNATIONAL AND THE COMPANY

(a)                                 Without limiting any other rights that any Facility Indemnified Party may have under this Agreement, the other Transaction Documents or under applicable law, each of Huntsman International and the Company hereby agrees to indemnify each Facility Indemnified Party from and against any and all damages, losses, claims, liabilities, costs, penalties, judgments and expenses, including reasonable attorneys’ fees and reasonable disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in connection with the entering into and performance of this Agreement or any of the Transaction Documents by any of the Facility Indemnified Parties, excluding, however, any amounts that are finally judicially determined to have resulted from the gross negligence or willful misconduct on the part of any Facility Indemnified Party and any amounts related to Taxes that are covered by the indemnities set forth in Section 11; provided that in no event shall Huntsman International be required to make any indemnity payments resulting from the lack of performance or collectability of the Receivables owned by the Company (unless such loss results from a breach of representation or undertaking by Huntsman International or one of its Affiliates with respect to any such Receivable).

(b)                                 In case any proceeding by any Person shall be instituted involving any Facility Indemnified Party in respect of which indemnity may be sought pursuant to Section 14(a), such Indemnified Party shall promptly notify Huntsman International and the Company and the Company and Huntsman International, upon request of such Facility Indemnified Party, shall retain counsel satisfactory to such Indemnified Party to represent such Facility Indemnified Party and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Facility Indemnified Party shall have the right to retain its own counsel, at the expense of Huntsman International and the Company. Except as set forth herein, it is understood that neither the Company nor Huntsman International shall, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Facility Indemnified Parties and all other parties indemnified by the Company under this Agreement or any other Transaction Document.

(c)                                  Any payments to be made by Huntsman International and the Company pursuant to this Section shall be, without restriction, due and payable from Huntsman International and the Company, jointly and severally, and shall with respect to amounts owing from the Company be payable by the Company only to the extent that funds are available (including funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 8.02 (or equivalent sections) of the Origination Agreements) to the Company to make such payments under Sections 17 and 18, as applicable.

In addition to any other provision of this Section 14, Huntsman International hereby agrees to indemnify and pay to the Company and the Collateral Agent the amount of all fees, costs, expenses and indemnification payments which either the Company of the Collateral Agent has paid to the relevant account bank in connection with the Collection Account Agreements.

15.                               SECURITY INTEREST

As security for the performance by the Company of all the terms, covenants and agreements on the part of the Company to be performed under this Agreement or any other Transaction Document, including the punctual payment when due of all Secured Obligations, the Company hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the Company’s right, title and interest in and to the following (collectively, the “RLA Collateral”):

(a)                                 all Receivables, whether now owned and existing or hereafter acquired or arising, together with all Receivable Assets and Collections with respect thereto;

(b)                                 each of the Origination Agreements, the Collection Account Agreements and the Servicing Agreement, including, in respect of each agreement, (A) all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing set forth in this clause (A) through (E), inclusive, the “Transferred Agreements”);

(c)                                  the Collection Accounts, including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in the Collection Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Collateral Agent for and on behalf of the Company in substitution for the then existing Collection Accounts and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the then existing Collection Accounts; and

(d)                                 the Company Concentration Accounts (including the Payments Reserve Subaccounts) and the Withholding Tax Reserve Account, including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing the Company Concentration Accounts or the Withholding Tax Reserve Account or any funds and other evidences of payment held therein, (B) all investments of such funds held in the Company Concentration Accounts or the Withholding Tax Reserve Account and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Collateral Agent for and on behalf of the Company in substitution for the then existing Company Concentration Accounts or the Withholding Tax Reserve Account, and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the then existing Company Concentration Accounts or the Withholding Tax Reserve Account;

(e)                                  all other assets of the Company, whether now owned and existing or hereafter acquired or arising, including, without limitation, all accounts, chattel paper, goods, equipment, inventory, instruments, investment property, deposit accounts and general intangibles (as those terms are defined in the UCC as in effect on the date hereof in the State of New York) in which the Company has any interest; and

(f)                                   to the extent not included in the foregoing, all proceeds of any and all of the foregoing.

PART 7

APPLICATION OF FUNDS AND MASTER SERVICER

16.                               SERVICES OF MASTER SERVICER

The servicing, administration and collection of the Pool Receivables shall be conducted by the Master Servicer under the Servicing Agreement.

Any information, notice or report to be delivered by, or any instructions, requests, demands, elections or directions to be given by, the Master Servicer under this Agreement are, unless otherwise indicated, being delivered or given by the Master Servicer on behalf of the Company in accordance with the provisions of this Agreement and the Servicing Agreement.

17.                               APPLICATION OF FUNDS PRIOR TO FACILITY TERMINATION DATE

17.1                        Daily Collections

(a)                                 On each Business Day on which funds are deposited in a Collection Account, promptly following the receipt of Collections in the form of available funds in such Collection Account, the Company shall transfer all Collections on deposit in any Collection Account directly to the applicable Company Concentration Account, such transfer to be completed by 12:30 p.m. London time on the next succeeding Business Day following the day on which such Collections are received in the Collection Account, each such individual transfer amount to be reported by the Master Servicer to the Administrative Agent by 10:00 a.m. London time.

(b)                                 During the Revolving Period and so long as no Report Trigger Event has occurred, promptly following the transfer of Collections to the applicable Company Concentration Account in accordance with sub-clause (a) above or the deposit by the Master Servicer of any Servicer Advance, on each Business Day, other than a Weekly Settlement Date or Settlement Date, balances in the Company Concentration Accounts (excluding amounts in the Payments Reserve Subaccount) shall be released to or at the direction of the Company (including by transfer to the Huntsman Receipts Account): first, for application towards the payment of the Contribution Value (other than as would cause a Required Retention Deficiency) and, second to make any

Restricted Payments permitted under this Agreement in each case, in accordance with Section 5.1; provided that any amounts that have been reserved in any Collection Account or Company Concentration Account pursuant to the second proviso in Section 4.2(a)(ii) for purposes of curing a deficiency described in such section shall not be released to the Company under this Section 17.1(b).

(c)                                  During the Revolving Period on each Interim Settlement Date, the Master Servicer shall make the following transfers, allocations and distributions in the order of priority set forth below by no later than 2:30 p.m. (London time) using the Aggregate Collections (which shall include any Servicer Advance) as set forth in the Periodic Report delivered to the Company and the Administrative Agent:

(i)                                     first, an amount equal to the lesser of (A) the aggregate Collections on deposit in the Company Concentration Account as at such Interim Settlement Date and (B) the Accrued Expense Amount for such day or Weekly Period (as applicable) (or such greater amount as the Master Servicer may request in writing) shall be transferred from the Company Concentration Account to the relevant Payments Reserve Subaccount; provided that:

(A)                               on the tenth (10th) Business Day of each Settlement Period (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred),

(B)                               on any Borrowing Date (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred),

(C)                               on the day of any prepayment pursuant to Section 4.2, and

(D)                               on the last Business Day of each Settlement Period,

an amount equal to the Accrued Expense Adjustment shall, if such adjustment is a positive amount, be transferred from the relevant Company Concentration Account to the relevant Payments Reserve Subaccount, or, if such adjustment is a negative amount, be transferred from the relevant Payments Reserve Subaccount to the relevant Company Concentration Account with respect to the same currency (or deducted from the transfer in respect of the Accrued Expense Amount for such Business Day);

(ii)                                second, remaining funds on deposit in the Company Concentration Accounts (excluding amounts in the Payments Reserve Subaccount) shall be transferred and applied to the extent of amounts payable with respect to prepayments of the Loans in accordance with Section 4.2; and

(iii)                            third, any remaining balances in the Company Concentration Accounts (excluding amounts in the Payments Reserve Subaccount) shall be released to or at the direction of the Company (including by transfer to the Huntsman Receipts Account) first, for application towards payments of Contribution Value in accordance with Section 5.1 (provided, that, payment under this sub-clause (iii) shall be made only if (x) both before and after giving effect to such payment, no Required Retention Deficiency, Termination Event or Potential Termination Event has occurred and is continuing and (y) no portion of such funds is applied by the Company to make any payment which is prohibited pursuant to the proviso to Section 5.1(a);).

(d)                                 On any Business Day, the Master Servicer may deposit Servicer Advances made pursuant to Section 2.06 of the Servicing Agreement into the applicable Company Concentration Account.

17.2                        Priority of payments from the Company Concentration Accounts on Settlement Dates prior to Facility Termination Date

On each Settlement Date prior to the Facility Termination Date, the Master Servicer on behalf of the Company shall apply all funds standing to the credit of the Company Concentration Accounts including the Payments Reserve Subaccounts (including, Collections and other amounts payable in respect of Pool Receivables, any Servicer Advances and the proceeds of Loans; provided however that funds which constitute the proceeds of Loans shall only be applied in respect of clauses (f) and (h) below) in the following order of priority:

(a)                                 first, on each Settlement Date, to pay the Master Servicer the Master Servicer Fee then due and payable;

(b)                                 second, on each Settlement Date, to pay to the Collateral Agent the aggregate amount of (i) the fees then due and payable to the Collateral Agent in accordance with the relevant Fee Letter, (ii) the amount equal to any unreimbursed Secured Obligations due and payable and owing to the Collateral Agent as a consequence of the exercise of any of the Collateral Agent’s rights under, or the enforcement of, any of the Transaction Documents or the collection of any amounts due thereunder, and (iii) any amount equal to all amounts due and payable to the Collateral Agent pursuant to Sections 36.12 or 32 of this Agreement;

(c)                                  third, on each Settlement Date pro rata and pari passu to pay amounts then due and payable to the Administrative Agent in respect of accrued and unpaid fees payable to it in accordance with the relevant Fee Letter;

(d)                                 fourth, on each Settlement Date, pro rata and pari passu, to pay to the Lenders an amount equal to the aggregate accrued and unpaid Interest (including Additional Interest);

(e)                                  fifth, on each Settlement Date pro rata and pari passu, to pay to the Lenders an amount equal to any accrued but unpaid Commitment Fee;

(f)                                   sixth, on each Settlement Date, pro rata and pari passu, subject to the provisions of Sections 4.1(b) and 4.2, to pay to the Lenders an amount equal to the Aggregate Principal Balance (such amount to be allocated among the Lenders pro rata in accordance with their respective Pro Rata Share of the outstanding Loans);

(g)                                  seventh, on each Settlement Date, pro rata and pari passu, to pay to any Secured Party any Secured Obligations (other than any amount described in clauses (a) through (f)) above then due and payable (in the currency in which such Secured Obligations are payable);

(h)                                 eighth, on each Settlement Date, any remaining balances in the Company Concentration Accounts (excluding the Payments Reserve Subaccount) shall be released or at the direction of the Company (including by transfer to the Huntsman Receipts Account) first, for application toward amounts described in Section 5.1; provided, that, payment under this sub-clause (h) shall be made only if (x) both before and after giving effect to such payment, no Required Retention Deficiency, Termination Event or Potential Termination Event or has occurred and is continuing and (y) no portion of such funds is applied by the Company to make any payment which is prohibited pursuant to the proviso to Section 5.1(a); and

(i)                                     ninth, any remaining amounts to be retained in the Company Concentration Accounts for application on the following Business Day, Interim Settlement Date or Settlement Date, as applicable, in accordance with Section 17 or Section 18, as applicable.

Notwithstanding the foregoing, on any Settlement Date, at the request of the Master Servicer, funds standing to the credit of the Company Concentration Accounts (but excluding funds standing to the credit of the Payments Reserve Subaccounts and the proceeds of Loans) shall be applied to the payment of the Outstanding Amount Advanced (if any) prior to applying such funds to any other payment under this Section 17.2; provided that both before and after giving effect to such payment no Required Retention Deficiency, Termination Event or Potential Termination Event has occurred and is continuing.

17.3                        Restrictions

No amounts shall be distributed pursuant to Section 17.1(b), Section 17.1(c)(iii) or Section 17.2(h) if a Force Majeure Potential Termination Event has occurred.

18.                               APPLICATION OF FUNDS AFTER FACILITY TERMINATION DATE

18.1                        Application of Collections

On the Facility Termination Date and on each Funding Business Day thereafter until the Final Payout Date, the Company (or the Collateral Agent on behalf of the Company) shall cause all Collections and other amounts in respect of Receivables deposited into any Collection Account to be promptly deposited to the applicable Company Concentration Account, in each case, no later than the Funding Business

Day immediately following the day on which such amounts were deposited into such Collection Account.

18.2                        Priority of payments after Facility Termination Date

On each Settlement Date occurring on or after the Facility Termination Date, the Collateral Agent (acting on the instructions of the Administrative Agent) shall on behalf of the Company apply all funds standing to the credit of the Company Concentration Accounts (including the Payments Reserve Subaccounts and any Servicer Advances) in the following order of priority:

(a)                                 first, on each Settlement Date, in or towards satisfaction of the remuneration then payable to the Liquidation Servicer or any Receiver appointed by the Collateral Agent and any costs, charges, liabilities and expenses then incurred by the Liquidation Servicer or such Receiver;

(b)                                 second, on each Settlement Date, in and towards payment to the Collateral Agent of an aggregate amount equal to (i) unpaid fees due and payable to the Collateral Agent in accordance with the relevant Fee Letter; (ii) any unreimbursed Secured Obligations owing to the Collateral Agent (or Facility Indemnified Parties related thereto) in respect of costs and expenses incurred in connection with the enforcement of any of the Transaction Documents or the collection of any amounts due thereunder and (iii) any amount equal to all amounts payable to it pursuant to Sections 36.12 or 32 of this Agreement;

(c)                                  third¸ on each Settlement Date, pro rata and pari passu in and towards payment of amounts due to the Administrative Agent in respect of accrued but unpaid fees payable to it;

(d)                                 fourth, on each Settlement Date, pro rata and pari passu, in and towards payment to the Lenders of the aggregate of accrued and unpaid Interest (including Additional Interest);

(e)                                  fifth, on each Settlement Date, pro rata and pari passu, in and towards payment to the Lenders of any accrued but unpaid Commitment Fee;

(f)                                   sixth, on each Settlement Date, pro rata and pari passu, in and towards payment to the Lenders of an amount equal to the Aggregate Principal Balance (such amount to be allocated among the Lenders pro rata in accordance with their respective Pro Rata Share thereof);

(g)                                  seventh, on each Settlement Date, pro rata and pari passu, in and towards payment to any Secured Party of any Secured Obligations (other than any amount described in clauses (a) through (f) above) then due and payable (in the currency in which such Secured Obligations are payable);

(h)                                 eighth, on each Settlement Date, in and towards payment to the Master Servicer of an amount equal to the Master Servicer Fee, if any; and

(i)                                     ninth, on each Settlement Date, in and towards payment to Huntsman International of Contribution Value in accordance with Section 5.1(a).

(j)                                    tenth, the remaining balance, if any, to the Company.

Notwithstanding the foregoing, on any Settlement Date, at the request of the Master Servicer, funds standing to the credit of the Company Concentration Accounts (but excluding funds standing to the credit of the Payments Reserve Subaccounts and the proceeds of Loans) shall be applied to the payment of the Outstanding Amount Advanced (if any) prior to applying such funds to any other payment under this Section 18.2; provided that if either before or after giving effect to such payment a Termination Event or Potential Termination Event has occurred and is continuing, such amounts will be paid to the Master Servicer along with the amounts owing to it under clause (h) above.

19.                               MASTER SERVICING FEES

A monthly servicing fee (the “Monthly Servicing Fee”) shall be payable to the Master Servicer on each Settlement Date for the preceding Settlement Period, in an amount equal to the product of (i) the Servicing Fee Percentage multiplied by (ii) the average Aggregate Receivables Amount for the preceding Settlement Period multiplied by (iii) the number of days in the Settlement Period divided by 360.  Notwithstanding any other provision of this Agreement or any other Transaction Document, (x) the Monthly Servicing Fee, payable to a Successor Master Servicer shall be paid to the Liquidation Servicer for so long as the Liquidation Servicer has not resigned or been terminated and (y) the Monthly Servicing Fee shall be adjusted to effect the fees payable to the Liquidation Servicer pursuant to the Liquidation Servicer Agreement.

20.                               REPORTS AND NOTICES

20.1                        Periodic Reports

On each Applicable Periodic Reporting Date, the Company shall cause the Master Servicer to provide, and the Master Servicer shall provide the Administrative Agent, each Funding Agent, the Collateral Agent and the Liquidation Servicer with the relevant Periodic Report in accordance with Section 4.01 of the Servicing Agreement and substantially in the form of Schedule 11 to this Agreement, together with a copy of the Purchase Documents relating to each transfer occurring pursuant to the Origination Agreements, as applicable, during the relevant Weekly Period or on the relevant Business Day. Each Funding Agent shall make copies of the Periodic Reports available to its related Lenders, upon reasonable request, at such Funding Agent’s office at its address as specified from time to time in accordance with Section 36.16.

20.2                        Monthly Settlement Reports. On each Settlement Report Date the Company shall cause the Master Servicer to deliver, and the Master Servicer shall deliver to the Collateral Agent, the Administrative Agent, each Funding Agent and the Liquidation Servicer a Monthly Settlement Report in the form of Schedule 12 to this Agreement setting forth, among other things, the Loss Reserve Ratio, the Dilution Reserve Ratio, the Minimum Ratio, the Required Reserve Ratio, the Monthly Interest, the Additional Interest, the Carrying Cost Reserve Ratio, the Servicing Reserve Ratio, the Monthly Servicing Fee, the Servicer Advances made by the Master Servicer during the related Settlement Period, and the Aggregate Principal Balance of Loans as of the end of the related Settlement Period, each as recalculated taking into account the immediately preceding Settlement Period and to be applied for the period commencing on (and including) such Settlement Report Date and ending on (and not including) the next succeeding Settlement Report Date.  Each Funding Agent shall forward a copy of each Monthly Settlement Report to any of its related Lenders upon request by any such Lender.

20.3                        Annual Tax Statement. On or before January 31 of each calendar year (or such earlier date as required by applicable law), the Master Servicer on behalf of the Company shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Lender, a statement prepared by the Master Servicer containing the aggregate amount distributed to such Person for such preceding calendar year or the applicable portion thereof during which such Person was a Lender, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Master Servicer deems necessary to enable the Lenders to prepare their tax returns. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Administrative Agent, the related Funding Agent or the Master Servicer pursuant to any requirements of the Code as from time to time in effect.

20.4                        Facility Event/Distribution of Principal Notices. Upon the Company or the Master Servicer obtaining actual knowledge of the occurrence of a Facility Event, the Master Servicer shall give prompt written notice thereof to the Collateral Agent, the Liquidation Servicer, the Administrative Agent and each Funding Agent. As promptly as reasonably practicable after its receipt of notice of the occurrence of a Facility Event, each Funding Agent shall give notice to each related Lender. In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Amortization Period, the Master Servicer shall provide written notice to each Funding Agent (with a copy to the Administrative Agent) setting forth the amount of principal to be distributed on the related date to each Lender with respect to the outstanding Loans.  As promptly as reasonably practicable after its receipt of such notice, each Funding Agent shall forward such notice to each related Lender.

21.                               TERMINATION EVENTS

21.1                        Termination Events

If any one of the following events (each, a “Termination Event”), shall occur, in each case after giving effect to the lapse of any grace period, the giving of any notice or making of any determination applicable thereto:

(a)                                 an Insolvency Event shall have occurred with respect to the Company, any Originator or Huntsman International;

(b)                                 the Company shall become an “investment company” or “controlled” by an “investment company” within the meaning of the 1940 Act;

(c)                                  no Successor Master Servicer shall have been appointed and accepted such appointment pursuant to and within the grace period set forth in the Servicing Agreement following a Master Servicer Default;

(d)                                 [intentionally omitted];

(e)                                (i)                                       failure on the part of the Master Servicer to direct any payment or deposit to be made, or failure of any payment or deposit to be made, in respect of amounts owing on (A) in respect of any Interest (or amounts derived from it including Accrued Expense Adjustment or Accrued Expense Amount), (B) in respect of any Daily Interest Expense (or amounts derived from it including Accrued Expense Adjustment or Accrued Expense Amount), or (C) the Commitment Fee, in each case within one (1) Business Day (or, if such failure is caused by a Force Majeure Event, four (4) Business Days) after the date such interest or Commitment Fee is due;

(ii)                                failure on the part of the Master Servicer to direct any payment or deposit to be made in respect of any other amount owing on the Loans within one (1) Business Day (or, if such failure is caused by a Force Majeure Event, four (4) Business Days) after the date such amount is due or such deposit is required to be made;

(iii)                             other than as covered by items (i) or (ii) above, failure on the part of the Master Servicer to direct any payment or deposit to be made, or of the Company to make any payment or deposit in respect of any other amounts owing by the Company, under any this Agreement or the Servicing Agreement to or for the benefit of any of the Secured Parties within two (2) Business Days (or, if such failure is caused by a Force Majeure Event, six (6) Business Days) after the date such amount is due or such deposit is required to be made;

(f)                                   failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in this Agreement or the Servicing Agreement that continues unremedied thirty (30) calendar days after the earlier of (i) the date on which a Responsible Officer of the Company or a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Administrative Agent at the direction of the Majority Lenders;

(g)                                  any representation or warranty made or deemed made by the Company in this Agreement or any Transaction Document shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect fifteen (15) Business Days after the earlier of (i) the date on which a Responsible Officer of the Company or a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Administrative Agent at the direction of the Majority Lenders and as a result of such incorrectness, the interests, rights or remedies of the Collateral Agent or the Lenders have been materially and adversely affected;

(h)                                 a Master Servicer Default shall have occurred and be continuing;

(i)                                     a Program Termination Event shall have occurred and be continuing with respect to any Originator; provided, however, that the Administrative Agent acting at the direction of all Lenders may waive any such event, as determined in the sole discretion of the Lenders;

(j)                                    any of the Servicing Agreement, this Agreement or the Origination Agreements shall cease, for any reason, to be in full force and effect, or the Company, the Master Servicer, an Originator or any Affiliate of any of the foregoing, shall so assert in writing;

(k)                                 the Collateral Agent shall for any reason cease to have a continuing first priority perfected security interest in any or all of the Collateral (subject to no other Liens other than any Permitted Liens) or any of the Master Servicer, the Company, an Originator or any Affiliate of any of the foregoing, shall so assert;

(l)                                     a Federal tax notice of a Lien shall have been filed against the Company unless there shall have been delivered to the Administrative Agent proof of release of such Lien;

(m)                             a notice of a Lien shall have been filed by the PBGC against the Company under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies unless there shall have been delivered to the Administrative Agent proof of the release of such Lien;

(n)                                 the Percentage Factor exceeds 100% unless the Company reduces the Aggregate Principal Balance of the Loans or increases the balance of the Eligible Receivables within five (5) Business Days after the date upon which the Percentage Factor exceed 100% so as to reduce the Percentage Factor to less than or equal to 100%;

(o)                                 the average Dilution Ratio for the three (3) preceding Settlement Periods exceeds 4.00%;

(p)                                 the average Aged Receivables Ratio for the three (3) preceding Settlement Periods exceeds 2.5%;

(q)                                 the average Delinquency Ratio for the three (3) preceding Settlement Periods exceeds 5.0%;

(r)                                    except with respect to the U.S. Securitization Facility, the Servicer Guarantor or any of its Subsidiaries (other than Unrestricted Subsidiaries) shall default in the observance or performance of any agreement or condition relating to any of its outstanding Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; provided, however, that no Termination Event shall be deemed to occur under this paragraph unless the aggregate amount of Indebtedness in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $50,000,000 or, with respect to the U.S.

Securitization Facility, an “Early Amortization Period” (as defined thereunder) shall occur;

(s)                                   any action, suit, investigation or proceeding at law or in equity (including injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company or the Master Servicer or any properties, revenues or rights of any thereof which could reasonably be expected to have a Material Adverse Effect;

(t)                                    one or more judgments or decrees shall be entered against the Servicer Guarantor or the Company involving in the aggregate a liability (not paid or fully covered by insurance) of (i) with respect to the Servicer Guarantor, $50,000,000 or (ii) with respect to the Company, $25,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days after the entry thereof;

(u)                                 a Change of Control shall occur; or

(v)                                 notwithstanding Sections 26.3(s) and 36.3 of this Agreement, a merger or transaction involving Huntsman International, the Company or an Originator (the “relevant entity”), whereby it is not the surviving entity; provided, however, that no Termination Event shall be deemed to occur under this paragraph if (A) such merger or transaction does not, in the reasonable opinion of the Administrative Agent and the Funding Agents, have a Material Adverse Effect with respect to the relevant entity and (B) legal opinions in form and substance satisfactory to the Administrative Agent and each Funding Agent are delivered to the Collateral Agent, the Administrative Agent and each Funding Agent, then, in the case of (x) any event described in Section 21.1(a) through (d), automatically without any notice or action on the part of the Administrative Agent or the Lenders, an Early Amortization Period shall immediately commence or (y) any other event described above, after the applicable grace period (if any) set forth in the applicable Section, the Administrative Agent may, and at the written direction of any Funding Agent, shall, by written notice then given to the Company and the Master Servicer, declare that the “Facility Termination Date” has occurred and an Early Amortization Period has commenced as of the date of such notice (any such period under Section (x) or (y) above, a “Early Amortization Period”).

The Master Servicer shall notify the Administrative Agent, each Funding Agent and the Collateral Agent in writing of the occurrence of such Facility Termination Date and the commencement of the Early Amortization Period, specifying the date of the occurrence of such event.

Upon the commencement against the Company, any Originator or Huntsman International of a case, proceeding or other action described in clause (ii) of the definition of “Insolvency Event”, the Company shall cease to accept contributions of Receivables from the Contributor until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal. If an Insolvency Event with respect to the Company occurs, the Company shall immediately cease to accept contributions of Receivables from the Contributor. The entity with respect to which such Insolvency Event has occurred, shall promptly give written notice to the Administrative Agent, each Funding Agent and the Collateral Agent of such occurrence. Notwithstanding the foregoing, Receivables and other Collateral in which a security interest was granted in favor of the Collateral Agent prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Collateral.

21.2                        Rights upon the Occurrence of Certain Events

(a)                                 If after the occurrence of an Insolvency Event with respect to the Company, any Originator or Huntsman International, any Secured Obligations have not been paid to the Secured Parties, the Company as legal and beneficial owner of the Receivables acknowledges that the Collateral Agent may at the direction of the Majority Lenders, direct the Liquidation Servicer to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Collateral Agent shall cause the Liquidation Servicer to consummate the sale, liquidation or disposition of the Receivables as provided above with the highest bidder for the Receivables; provided, however that, in the event that derecognition of assets under U.S. GAAP is sought by Huntsman International, neither Huntsman International nor any of its Affiliates shall participate in any bidding for the Receivables. The Company hereby expressly waives any rights of redemption or rights to receive notice of any such sale except as may be required by law. All reasonable costs and expenses incurred by the Liquidation Servicer in such sale shall be reimbursable to the Liquidation Servicer as provided in Section 36.12.

(b)                                 The proceeds from the sale, disposition or liquidation of the Receivables pursuant to clause (a) above shall be treated as Collections on the Receivables and such proceeds shall be released to the Liquidation Servicer in an amount equal to the amount of any expenses incurred by the Liquidation Servicer acting in its capacity as Liquidation Servicer under this Section 21.2 that have not otherwise been reimbursed and the remainder, if any, will be distributed to the Secured Parties after immediately being deposited in the Company Concentration Account of the relevant Approved Currency.

(c)                                  Upon the occurrence of a Termination Event or a Potential Termination Event, the Administrative Agent may, or shall at the written direction of any Funding Agent, direct each Obligor to make all payments with respect to Receivables directly to the Company Concentration Account in the relevant currency.

21.3                        Effect of the Facility Termination Date

If the Facility Termination Date shall have occurred pursuant to Section 21.1, the Lenders, the Administrative Agent and the Collateral Agent shall have, in addition to the rights and remedies which they may have under this Agreement and the other Transaction Documents, all other rights and remedies provided at law or equity, all of which rights and remedies shall be cumulative.

21.4                        Acceleration of Maturity

If the Facility Termination Date pursuant to Section 21.1 shall have occurred, then and in every such case the Administrative Agent may, and if so directed by the Majority Lenders shall, declare all of the Loans to be immediately due and payable by a notice in writing to the Company and the Master Servicer, and upon any such declaration the unpaid principal amount of the Loans, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable in accordance with the Post-Enforcement Priority of Payments.

22.                               COLLATERAL AGENT’S RIGHTS AFTER THE FACILITY TERMINATION DATE

(a)                                 The Collateral Agent may (and if so directed by the Administrative Agent (acting on the instructions of the Majority Lenders), shall) at any time following the occurrence of the Facility Termination Date pursuant to Section 21.1, have the Company Concentration Account transferred into the name of the Collateral Agent for the benefit of the Secured Parties and, in each case, may take such actions to effect such transfer or assumption as it may determine to be necessary or appropriate (including delivering the notices attached to the applicable Security Documents).

(b)                                 At any time following the occurrence of the Facility Termination Date pursuant to Section 21.1:

(i)                                   At the Collateral Agent’s request (acting either on its own initiative or at the request of the Administrative Agent (acting on the instructions of the Majority Lenders)) and at the Company’s expense, the Company shall, or shall cause the Master Servicer to, on behalf of the Company, (and if the Master Servicer shall fail to do so within five (5) Business Days, the Collateral Agent may but shall not be obliged to):

(A)                             notify each Obligor of Pool Receivables of the transfer, sale and assignment of the Pool Receivables and the other Receivable Assets with respect thereto pursuant to the Transaction Document and of the Lender’s ownership of, and the Collateral Agent’s security interest in, the Pool Receivables and the other Receivable Assets with respect thereto;

(B)                             direct such Obligors that payments under any Pool Receivable and the other Receivable Assets with respect thereto be made directly to the Collateral Agent or its designee; and / or

(C)                             execute any power of attorney or other similar instrument and/or take any other action necessary or desirable to give effect to such notice and directions, including any action required to be taken so that the obligations or other indebtedness of such Obligors in respect of any Pool Receivables and any other Receivable Assets with respect thereto may no longer be legally satisfied by payment to the applicable Originator or any of its Affiliates.

(ii)                                At the Collateral Agent’s request (acting either on its own initiative or at the request of the Administrative Agent (acting on the instructions of the Majority Lenders)) and at the Company’s expense, the Company shall, or shall cause the Master Servicer to, on behalf of the Company:

(A)                             assemble all of the Contracts, documents, instruments and other records (including computer tapes and disks) that evidence or relate to the Collateral, or that are otherwise necessary or desirable to collect the Collateral, and shall make the same available to the Collateral Agent at a place selected by the Collateral Agent or its designee; and

(B)                             segregate all cash, cheques and other instruments received by it from time to time constituting Collections of Collateral in a manner acceptable to the Collateral Agent and, promptly upon receipt, remit all such cash, cheques and instruments, duly endorsed or with duly executed instruments of transfer, to the Collateral Agent or its designee.

(c)                                  The Company authorizes the Collateral Agent, following the occurrence of the Facility Termination Date pursuant to Section 21.1, to take any and all steps in the Company’s name and on behalf of the Company that are necessary or desirable, in the determination of the Collateral Agent, to collect amounts due under the Collateral, including:

(i)                                   to the extent permitted under applicable law, endorsing the Company’s name and the name of any other Transaction Party entitled thereto on cheques and other instruments representing Collections; and

(ii)                                enforcing the Receivables and the other Receivable Assets and the Security Documents and other Transaction Documents, including the appointment of a collection agent, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection therewith and to file any claims or take any action or institute any proceedings that the Collateral Agent (or such designee) may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of, or to perform any obligations or enforce any rights of the Company or any other Transaction Party in respect of, the Receivables and the other Receivable Assets and the other Transaction Documents.

PART 8
REPRESENTATIONS AND WARRANTIES AND UNDERTAKINGS

23.                               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Master Servicer, the Lenders, each Funding Agent, the Collateral Agent and the Administrative Agent, as of the date hereof, each Borrowing Date and each Settlement Date, that:

(a)                                 Organization: Powers. It (i) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect with respect to it and (iv) has the limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, each of the other Transaction Documents to which it is a party and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party.

(b)                                 Authorization. The execution, delivery and performance by it of each of the Transaction Documents to which it is a party and the performance of the Transactions (i) have been duly authorized by all requisite company and, if applicable and required, member action and (ii) will not (A) violate (1) any Requirements of Law applicable to it or (2) any provision of any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its property is or may be bound, or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by it (other than Permitted Liens).

(c)                                  Enforceability. This Agreement has been duly executed and delivered by it and constitutes, and each other Transaction Document to which it is a party when executed and delivered by it will constitute, a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

(d)                                 Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transaction Documents, except for (i) the filing of UCC financing statements (or similar filings) in any applicable jurisdictions necessary to perfect the Collateral Agent’s security interest in the Receivables and (ii) such as have been made or obtained and are in full force and effect; provided, that it makes no representation or warranty as to whether any action, consent, or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the distribution of the Certificates and Interests.

(e)                                  Litigation: Compliance with Laws

(i)                                   there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to its knowledge, threatened against it or affecting it or any of its properties, revenues or rights (i) in connection with the execution and delivery of the Transaction Documents and the consummation of the Transactions contemplated thereunder, (ii) which could reasonably be expected to materially affect adversely the income tax or franchise tax attributes of the Company under the United States federal or any state or franchise tax systems or (iii) for which there exists a reasonable likelihood of an outcome that would result in a Material Adverse Effect with respect to it;

(ii)                                it is not in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, which would reasonably be expected to have a Material Adverse Effect with respect to it; and

(iii)                             it has complied with all applicable provisions of its organizational or governing documents and any other Requirements of Law with respect to it, its business and properties and the Collateral.

(f)                                   Agreements

(i)                                   it has no Contractual Obligations other than (A) the Transaction Documents to which it is a party and the other contractual arrangements permitted thereby or contemplated thereunder and (B) any other agreements or instruments that it is not prohibited from entering into by Section 26.3(f) and that, in the aggregate, neither contain payment obligations or other liabilities on the part of it in excess of $100,000 nor would upon default result in a Material Adverse Effect. Other than the restrictions created by the Transaction Documents, it is not subject to any limited liability company restriction that could reasonably be expected to have a Material Adverse Effect with respect to it; and

(ii)                                it is not in default in any material respect under any provision of any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its properties or assets are or may be bound.

(g)                                  Federal Reserve Regulations

(i)                                   it is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock; and

(ii)                                no part of the proceeds from the issuance of any Investor Certificates will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, Regulation U or Regulation X.

(h)                                 Investment Company Act. It is not an “investment company” as defined in, or subject to regulation under, the 1940 Act nor is it “controlled” by a company defined as an “investment company” or subject to regulation under the 1940 Act.

(i)                                     No Termination Event. No Termination Event or Potential Termination Event has occurred and is continuing.

(j)                                    Tax Classification. Neither the Company nor any member of the Company has elected or taken any action that would cause the Company to be classified as a partnership or corporation for U.S. tax purposes.

(k)                                 Tax Returns. It has filed or caused to be filed all material tax returns and has paid or caused to be paid or made adequate provision for all taxes due and payable by it and all assessments received by it except to the extent that any failure to file or nonpayment (i) is being contested in good faith or (ii) could not reasonably be expected to result in a Material Adverse Effect with respect to it.

(l)                                     Location of Records. The offices at which the Company keeps its records concerning the Receivables either (x) are located at the address set forth on Schedule 7 hereto and at the addresses set forth for the relevant Originator on Schedule 2 of the related Origination Agreement or (y) the Company has notified the Collateral Agent of the location thereof in accordance with the provisions of Section 26.3(h).

(m)                             Solvency. No Insolvency Event with respect to it has occurred and the granting of security interests in the Collateral by it to the Collateral Agent has not been made in contemplation of the occurrence thereof. Both prior to and after giving effect to the transactions occurring on each Borrowing Date, (i) the fair value of its assets at a fair valuation will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair salable value of its property will be greater than the amount that will be required to pay its probable liability on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) it will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) it will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. It does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

(n)                                 Subsidiaries. It has no Subsidiaries and 100% of its membership interest is owned by Huntsman International.

(o)                                 Names. Its legal name is as set forth in this Agreement. It has no trade names, fictitious names, assumed names or “doing business as” names.

(p)                                 Liabilities. Other than (i) the liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents and (ii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, it does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due; provided that all amounts described in clauses (i) and (ii) above shall be payable solely from funds available to it which are not otherwise required to be applied to the payment of any amounts owed by it pursuant to the Servicing Agreement.

(q)                                 Collection Procedures. It has not acted in contravention of any Policies with respect to the Receivables.

(r)                                    Collection Accounts and the Company Concentration Accounts. Except to the extent otherwise permitted under the terms of this Agreement, the Collection Accounts and the Company Concentration Accounts are free and clear of any Lien (except for Permitted Liens).

(s)                                   No Material Adverse Effect. Since the Effective Date, no event has occurred which has had a Material Adverse Effect with respect to it.

(t)                                    Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any “bulk sales” law by the Company in the United States.

(u)                                 Enforceability of Contracts. Each Contract with respect to each Eligible Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Principal Amount of the Eligible Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(v)                                 Accounting. The manner in which the Company accounts for the transactions contemplated by this Agreement and the Origination Agreements is not inconsistent with the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions.

(w)                               Financial Information. All balance sheets, all statements of income and of cash flow and all other financial information of the Company and each of Huntsman International and its Subsidiaries (other than projections) furnished to the Company, the Administrative Agent, any Funding Agent or any Lender have been and will be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended; provided that unaudited financial statements of the Company and each of Huntsman International and its Subsidiaries have been prepared without footnotes, without reliance on any physical inventory and are subject to year-end adjustments. Any projections furnished by the Company or by any Responsible Officer of Huntsman International or an Originator to the Company, the Administrative Agent, any Funding Agent or any of the Lenders for purposes of or in connection with this Agreement shall be, at the time so furnished, based upon estimates and assumptions stated therein, all of which the Company, Huntsman International and the Originators believe to be reasonable and fair in light of conditions and facts known to such Persons at such time and reflect the good faith, reasonable and fair estimates by such Persons of the future performance of such Person and the other information projected therein for the periods set forth therein.

(x)                                 Accuracy of Information.  All information (other than projections) heretofore furnished by the Company, the Master Servicer, or by any Originator or any Responsible Officer of any of them to the Administrative Agent, any Funding Agent or any Lender for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Person or any such Responsible Officer to the Administrative Agent, any Funding Agent or any Lender will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

(y)                                 No Establishment in UK.  The Company has no establishment, branch or place of business in the United Kingdom.

(z)                                  Volcker. The Company is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. In determining the that the Company is not a “covered fund,” the Company is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the U.S. Investment Company Act of 1940, as amended.

Upon discovery by a Responsible Officer of the Company or the Master Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to the Administrative Agent, each Funding Agent, the Lenders and the Collateral Agent.

24.                               REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE RECEIVABLES

The Company hereby represents and warrants to the Master Servicer, the Lenders, the Funding Agents, the Administrative Agent and the Collateral Agent, with respect to each Receivable, that:

(a)                                 Receivables Description. As of each Applicable Periodic Reporting Date, the relevant Periodic Report delivered or transmitted pursuant to Section 26.2(k), in each case sets forth in all material respects a complete listing of all Receivables (and any items of Related Property), acquired by the Company since the date of delivery of the last Periodic Report and in which a security interest is granted to the Collateral Agent and the information contained in the Periodic Report with respect to each such Receivable is true and correct (except for any errors or omissions that do not result in material impairment of the interests, rights or remedies of the Collateral Agent or the Lenders with respect to any Receivable) as of the related Applicable Periodic Reporting Date.

(b)                                 No Liens. Each Eligible Receivable existing on the Initial Borrowing Date or, in the case of Eligible Receivables acquired by the Company after the Initial Borrowing Date, on the related Receivables Contribution Date was, on such date, free and clear of any Lien, except for Permitted Liens.

(c)                                  Eligible Receivable. Each Receivable acquired by the Company that is included in the calculation of the Aggregate Receivables Amount is an Eligible Receivable and, in the case of Receivables acquired by the Company after the Initial Borrowing Date, on the related Receivables Contribution Date, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such Receivables Contribution Date is an Eligible Receivable.

(d)                                 Filings. All filings and other acts required to permit the Company (or its permitted assignees or pledgees) to provide any notification subsequent to the applicable Receivables Contribution Date (without materially impairing the Collateral Agent’s security interest in the Collateral and without incurring material expenses in connection with such notification) necessary under the applicable UCC or under other applicable laws of jurisdictions outside the United States (to the extent applicable) shall have been made or performed in order to grant the Collateral Agent on the applicable Receivables Contribution Date a continuing first priority perfected security interest in respect of all Receivables and Related Property.

(e)                                  Policies. Since the Initial Borrowing Date, to its knowledge, there have been no material changes in the Policies, other than as permitted hereunder.

The representations and warranties as of the date made set forth in this Section 24 shall survive the grant of the security interest in the Collateral to the Collateral Agent. Upon discovery by a Responsible Officer of the Company or the Master Servicer of a breach of any of the representations and warranties (or of any Receivable encompassed by the representation and warranty in Section 24(c) not being an Eligible Receivable as of the relevant Receivables Contribution Date), the party discovering such breach shall give prompt written notice to the other parties and to the Administrative Agent, each Funding Agent, the Lenders and the Collateral Agent.

25.                               REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE MASTER SERVICER AND THE CONTRIBUTOR

(a)                                 Servicing Agreement. The Company and the Master Servicer each hereby represents and warrants to the Collateral Agent, the Administrative Agent, each Funding Agent and the Lenders that each and every of their respective representations and warranties contained in the Servicing Agreement and each other Transaction Document to which it is a party is true and correct as of the date hereof, each Borrowing Date and each Settlement Date.

(b)                                 Collectability. The Company hereby represents and warrants to the Administrative Agent, each Funding Agent, the Lenders and the Collateral Agent on each Receivables Contribution Date that since the Effective Date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(c)                                  [Reserved].

(d)                                 Accounts. The Company, the Master Servicer and the Contributor hereby represents and warrants to the Administrative Agent, each Funding Agent, the Lenders and the Collateral Agent that Schedule 6 hereto identifies each Collection Account, Company Concentration Account and subaccounts thereof by setting forth the account number of each such account, the currency of the Collections or other amounts to be deposited into such account, the location of such account, the account designation of each such account and the name of the institution with which each such account has been established.

(e)                                  Anti-Terrorism Law.  The Company and the Contributor hereby represent, warrant and covenant to the Administrative Agent, each Funding Agent, the Lenders and the Collateral Agent for the term of this Agreement that, other than to the extent that such representation, warranty or covenant would be breach any Blocking Regulation:

(i)                                   none of the Company, the Master Servicer, the Contributor, any Originator or any Affiliate of any of the foregoing is in violation of any laws relating to terrorism or money laundering (“Anti-Terrorism Law”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56;

(ii)                                none of the Company, the Master Servicer, the Contributor, any Originator or any Affiliate or broker or other agent of any of the foregoing, acting or benefiting in any capacity in connection with its obligations hereunder or under the other Transaction Documents, is any of the following:

(A)                             a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(B)                             a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(C)                             a Person which the Company, the Master Servicer, the Contributor or any Originator is prohibited from dealing or otherwise engaging in any transaction with by any Anti-Terrorism Law;

(D)                             a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(E)                              a Person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department, Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list;

(iii)                             none of the Company, the Master Servicer, the Contributor, any Originator or any Affiliate or broker or other agent of any of the foregoing is a Person that (A) is, or is owned or controlled by Persons that are, the target or subject of any Sanctions; or (B) is located, organized or resident in a country or territory that is, or whose government is, the target or subject of Sanctions (currently, Cuba, Iran, North Korea, Crimea and Syria); and

(iv)                            none of the Company, the Master Servicer, the Contributor, any Originator or any Affiliate will directly or indirectly use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Person, (A) to fund, in violation of applicable Sanctions, any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the target or subject of Sanctions or (B) in any other manner that would result in a violation of applicable Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor or otherwise).

26.                               COVENANTS

26.1                        Affirmative Covenants of the Company

The Company hereby covenants that it shall (or with respect to clauses (a), (d)(ii), (k) and (m), it shall direct the Master Servicer on its behalf to):

(a)                                 Payment of Obligations; Compliance with Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature (including all taxes, assessments, levies and other governmental charges imposed on it), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company. The

Company shall defend the security interest of the Collateral Agent in, to and under the Receivables and the other Collateral, whether now existing or hereafter created, against all claims of third parties. The Company will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and the Collateral and will do nothing to impair the rights of the Collateral Agent in the Receivables and the Collateral.

(b)                                 Books and Records. Keep proper books of records and account in which entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities.

(c)                                  Compliance with Law and Policies

(i)                                   comply with all Requirements of Law, the provisions of the Transaction Documents and all other material Contractual Obligations applicable to the Company except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect; and

(ii)                                perform its obligations in accordance with the Policies, as amended from time to time in accordance with the Transaction Documents, in regard to the Receivables and the Receivables Assets.

(d)                                 Purchase of Receivables. Purchase Receivables solely in accordance with the Origination Agreements.

(e)                                  Delivery of Collections. In the event that the Company receives Collections directly from Obligors and in pursuance of the security interests granted by the Company hereunder, deliver and deposit, endorse, if applicable, to the Collateral Agent for deposit into the applicable Collection Account or deposit an amount equal to such Collections directly into the applicable Company Concentration Account within one (1) Business Day after receipt thereof.

(f)                                   Notices. Promptly give written notice to the Collateral Agent, each Funding Agent and the Administrative Agent of the occurrence of any Liens on Receivables (other than Permitted Liens), any Facility Event, the statement of a Responsible Officer of the Company setting forth the details of such Facility Event and the action taken, or which the Company proposes to take, with respect thereto.

(g)                                  Collection Accounts and Company Concentration Accounts. Take all reasonable actions necessary to ensure that the Collection Accounts and the Company Concentration Accounts shall be free and clear of, and defend the Collection Accounts and the Company Concentration Accounts against, Liens (other than Permitted Liens), any writ, order, stay, judgment, warrant of attachment or execution or similar process.

(h)                                 Separate Company Existence

(i)                                   maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and ensure that the funds of the Company will not be diverted to any other Person or for other than uses of the Company, not commingle such funds with the funds of any Originator or any Subsidiary or Affiliate of any Originator; provided, however, that the foregoing restriction shall not preclude Collections from inadvertently being commingled with any Originator’s funds or with an Originator’s funds in the Collection Accounts for a period of time not to exceed one (1) Local Business Day or preclude the Company from making, in accordance with the Transaction Documents, a distribution to the Contributor in respect of its membership interests in accordance with the provisions of Section 26.3(l);

(ii)                                to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

(iii)                             to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm’s length basis;

(iv)                            maintain office space separate from the office space of any Originator and its Affiliates (but which may be located at the same address as any Originator or one of any Originator’s Affiliates). To the extent that the Company and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

(v)                               issue separate financial statements prepared not less frequently than required under Section 26.2(l) and prepared in accordance with GAAP;

(vi)                            conduct its affairs strictly in accordance with its organizational documents and observe all necessary, appropriate and customary company formalities, including, holding regular and special members’ and managers meetings appropriate to authorize all company action, keeping separate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

(vii)                         except to the extent expressly provided for any of the Transaction Documents, not assume or guarantee any of the liabilities of an Originator, the Master Servicer or any Affiliate thereof;

(viii)                      take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct and (y) comply with those procedures described in such provisions; and

(ix)                            maintain its constitutive documents in conformity with this Agreement, such that (A) it does not amend, restate, supplement or otherwise modify its Certificate of Formation or limited liability company agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including Sections 26.1(i) and 26.2(g)(vii); and (B) its limited liability company agreement, at all times that this Agreement is in effect, provides for (1) not less than thirty (30) days’ prior written notice to the Administrative Agent of the replacement or appointment of any manager that is to serve as an Independent Manager and (2) the condition precedent to giving effect to such replacement or appointment that the Company certify that the designated Person satisfies the criteria set forth in the definition of “Independent Manager” and the Administrative Agent’s written acknowledgement that in its reasonable judgment the designated Person satisfies the criteria set forth in the definition of “Independent Manager”, provided that the prior written consent of the Administrative Agent shall be required for such replacement or appointment if such designated Person only satisfies the criteria set forth in sub-clause (i) of the definition of “Independent Manager”.

(i)                                     Preservation of Company Existence. (i) Preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where such qualification is required other than any jurisdiction where the failure so to qualify would not have a Material Adverse Effect.

(j)                                    Assessments. Promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it except such taxes, assessments, levies and other governmental charges that (i) are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves or (ii) the failure to pay, satisfy or discharge would not reasonably be expected to result in a Material Adverse Effect.

(k)                                 Obligations.  Defend the security of the Collateral Agent in, to and under the Receivables and the other Collateral, whether now existing or hereafter created, against all claims of third parties claiming through the Company.  The

Company will duly fulfill in accordance with the Servicing Agreement all obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to materially impair the rights of the Company in such Receivable.  The Company will pay and perform on a timely basis all its obligations under the Transaction Documents.

(l)                                     Enforcement of Transaction Documents. Use its best efforts to vigorously enforce all rights held by it under each Transaction Document to which it is a party; and cause the Contributor to use its best efforts to vigorously enforce all rights held by it under each European Receivables Purchase Agreement.

(m)                             Maintenance of Property. Keep all property and assets useful and necessary to permit the monitoring and collection of Receivables.

(n)                                 Bankruptcy. Cooperate with the Administrative Agent, the Funding Agents and the Collateral Agent in making any amendments to the Transaction Documents and take, or refrain from taking, as the case may be, all other actions deemed reasonably necessary by the Administrative Agent, any Funding Agent and/or the Collateral Agent in order to comply with the structured finance statutory exemption set forth in legislative amendments to the U.S. Bankruptcy Code at or any time after such amendments are enacted into law; provided, however, that it shall not be required to make any amendment or to take, or omit from taking, as the case may be, any action which it reasonably believes would have the effect of materially changing the economic substance of the transaction contemplated by the Transaction Documents as in effect on the Closing Date.

(o)                                 Compliance with the Policies. Timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Policies in regard to each Receivable and the related Contract.

(p)                                 Servicing. Within 120 days following a Liquidation Servicer Resumption Event, cause (i) a Liquidation Servicer consented to by the Funding Agents to be in place under a Liquidation Servicer Agreement, on terms satisfactory to the Funding Agents and (ii) the Liquidation Servicer to complete a Master Servicer Site Review and the review of the Master Servicer’s Standby Liquidation System in each case in accordance with the Liquidation Servicer Agreement.

(q)                                 Ownership.  Take (or cause the Master Servicer, the Contributor and each Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables and the other collateral obtained under the U.S. Receivables Purchase Agreements on the one hand, and the Contribution Agreement, on the other hand irrevocably in the Contributor, or the Company, as applicable, free and clear of any Adverse Claims other than Adverse Claims arising hereunder (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Company’s interest in such Receivables and other Collateral and such other action to perfect, protect or more fully evidence the interest of the Company therein as the Collateral Agent may reasonably request), and (ii) establish and maintain, in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables and other Collateral to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent for the benefit of the Secured Parties (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent’s (for the benefit of the Secured Parties) interest in such Receivables and other Collateral and such other action to perfect, protect or more fully evidence the interest of the Collateral Agent for the benefit of the Secured Parties as the Collateral Agent or any Funding Agent may reasonably request).

26.2                        Affirmative Covenants of the Company, the Master Servicer and Huntsman International

Each of the Company (solely with respect to Sections (a), (c), (d), (e), (f), (i), (j), (k), (l) and (m) below), the Master Servicer and Huntsman International hereby agrees, in addition to its obligations under the Servicing Agreement, that:

(a)                                 it shall not terminate the Servicing Agreement unless in compliance with the terms of this Agreement;

(b)                                 it shall observe in all material respects each and every of its respective covenants (both affirmative and negative) contained in this Agreement, the Servicing Agreement and all other Transaction Documents to which it is a party;

(c)                                  it shall afford the Administrative Agent, each Funding Agent or any of their respective representatives access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if a Termination Event has occurred), for purposes of inspection and to make copies of and abstracts from its records, books of account and documents (including computer tapes and disks) relating to the Receivables, and shall permit the Administrative Agent, each Funding Agent or the Collateral Agent or any of their respective representatives, collectively, to visit any of its offices or properties during regular business hours one time per calendar year (or, if a Termination Event has occurred, as often as may reasonably be requested), subject to its reasonable and normal security and confidentiality requirements of general application to visitors at the relevant property, and to discuss its business, operations, properties, financial and other conditions with its officers and employees and with its Independent Public Accountants;

(d)                                 neither it nor the Contributor shall waive the provisions of Section 2.06, Section 7.02 or Section 8.02 (or any corresponding section relating to indemnities, costs or expenses) of any Origination Agreement or take any action, nor shall it permit any Originator to take any action, without the prior written consent of the Majority Lenders or, if specified in the relevant Origination Agreement, the prior written consent of the Funding Agents;

(e)                                  neither it nor the Contributor shall permit any Originator to amend or make any change or modification to its constitutive documents if such amendment, change or modification is reasonably expected to have a Material Adverse Effect without the consent of the Administrative Agent and each Funding Agent; provided that such Originator may make amendments, changes or modifications pursuant to changes in law of the jurisdiction of its organization or amendments to such Originator’s name (subject to compliance with Section 5.04 or Section 6.04 (or corresponding Section) of the applicable Origination Agreement)), registered agent or address of registered office;

(f)                                   it shall cooperate in good faith to allow the Collateral Agent and the Liquidation Servicer to use its available facilities and expertise upon a Master Servicer termination or default;

(g)                                  Huntsman International shall furnish to the Collateral Agent, each Funding Agent and the Administrative Agent:

(i)                                   within 90 days after the end of each fiscal year of Huntsman International, the balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Huntsman International as of the close of such fiscal year and the results of its operations during such year, all audited by Huntsman International’s Independent Public Accountants and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of Huntsman International in accordance with GAAP consistently applied;

(ii)                                within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of Huntsman International, Huntsman International’s unaudited balance sheet and related statements of income, stockholders’ equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of Huntsman International;

(iii)                             together with the financial statements required pursuant to (a) clause (ii) above, a compliance certificate signed by a Responsible Officer of Huntsman International stating that the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of Huntsman International and (b) clauses (i) and (ii) above, a compliance certificate signed by a Responsible Officer of Huntsman International to the best of such Responsible Officer’s knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists and is continuing, stating the nature and status thereof; and

(iv)                            promptly upon the furnishing thereof to the shareholders of Huntsman International, copies of all financial statements, financial reports and proxy statements so furnished;

(v)                               promptly, all information, documents, records, reports, certificates, opinions and notices received by Huntsman International from an Originator under any Origination Agreement, as the Collateral Agent, any Funding Agent or the Administrative Agent may reasonably request;

(vi)                            promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Huntsman International, or compliance with the terms of any Transaction Document, in each case as the Administrative Agent, any Funding Agent or the Collateral Agent may reasonably request; and

(vii)                         a notice of the decision to appoint a new manager of the Company as an “Independent Manager”, such notice to be issued not less than thirty (30) days prior to the effective date of such appointment (or, in the case of an appointment of a replacement following the resignation or death of an “Independent Manager” of the Company, promptly following such appointment), together with a certification by Huntsman International or, if Huntsman International is no longer the sole equity holder of the Company, the Company’s equity holders, that the designated Person satisfies the criteria set forth in the definition of “Independent Manager”;

(h)                                 after the date hereof, neither it nor the Contributor shall, nor shall they permit any of the other Approved Originators to, grant any Lien (other than Permitted Liens) over any of the Pool Receivables of the Company, any Related Property related thereto or any other RLA Collateral;

(i)                                     [Reserved];

(j)                                    will take all actions reasonably requested by the Collateral Agent (including but not limited to all filings and other acts necessary or advisable under the applicable UCC or other applicable laws or similar statute of each relevant jurisdiction) in order to continue the Collateral Agent’s first priority perfected security interest in all Receivables now owned or acquired by the Company;

(k)                                 will, at its own expense:

(i)                                   on each Receivables Purchase Date, direct (or cause the Master Servicer to direct) each Originator to identify on its extraction records relating to Receivables from its master database of receivables, that the Receivables have been conveyed to Huntsman International or the Company (as applicable) pursuant to one of the Origination Agreements,

(ii)                                on each Receivables Purchase Date, direct the Master Servicer to maintain a record-keeping system that will clearly and unambiguously indicate, in the Master Servicer’s files maintained on behalf of the Company that such Receivables have been acquired by the Company and a security interest has been granted by the Company to the Collateral Agent for the benefit of the Secured Parties, and

(iii)                             on each Applicable Periodic Reporting Date, deliver or transmit or cause the Master Servicer on behalf of the Company to deliver or transmit to the Collateral Agent a Periodic Report containing at least the information specified in Schedule 11 as to all Receivables, as of each related Receivables Contribution Date, in each case in accordance with the Transaction Documents;

(l)                                     the Company shall furnish to the Collateral Agent, each Funding Agent and the Administrative Agent:

(i)                                   within 120 days after the end of each fiscal year of the Company, the unaudited balance sheet and unaudited related statements of income, stockholders’ equity and cash flows showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such year, prepared in accordance with GAAP consistently applied;

(ii)                                within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the Company’s unaudited balance sheet and unaudited related statements of income, stockholders’ equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the Company;

(iii)                             together with the financial statements required pursuant to clauses (i) and (ii) above, a compliance certificate signed by a Responsible Officer of the Company stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Company and (y) to the best of such Person’s knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof;

(iv)                            promptly upon the furnishing thereof to the members of the Company, copies of all financial statements, financial reports and proxy statements so furnished;

(v)                               promptly, all information, documents, records, reports, certificates, opinions and notices received by the Company from an Originator under any Origination Agreement, as the Collateral Agent, any Funding Agent or the Administrative Agent may reasonably request; and

(vi)                            promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, or compliance with the terms of any Transaction Document, in each case as the Administrative Agent, any Funding Agent or the Collateral Agent may reasonably request;

(m)                             [Reserved]; and

(n)                                 each of the Company and Contributor shall not use any part of the proceeds of any Loan, directly or indirectly, for any payments that could constitute a violation of any applicable anti-bribery law.

26.3                        Negative Covenants of the Company

The Company hereby covenants that, until the Final Payment Date occurs, it shall not directly or indirectly:

(a)                                 Limitation on Liabilities. Create, incur, assume or suffer to exist any Indebtedness, except (i) liabilities (including accrued and contingent liabilities) or obligations arising under or in respect of the Transaction Documents, including liabilities and obligations representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents and (ii) immaterial amounts due and payable in the ordinary course of business of a special purpose company, provided that any Indebtedness permitted hereunder and described in clauses (i) and (ii) above shall be payable by the Company solely from funds available to the Company which are not otherwise required to be applied to the payment of any amounts by the Company pursuant to any Servicing Agreement.

(b)                                 Limitation on Transfers of Receivables, etc. Except as otherwise permitted by the Transaction Documents, at any time sell, transfer, grant a security interest in or otherwise dispose of any of the Receivables, Related Property, any other Collateral or the proceeds thereof.

(c)                                  Limitation on Guarantee Obligations. Become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds or otherwise other than under or as contemplated by any Transaction Documents.

(d)                                 Limitation on Fundamental Changes. Except to the extent permitted under the Transaction Documents, enter into any merger, consolidation or amalgamation, or liquidate, to the fullest extent permitted by law, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer, grant a security interest in or otherwise dispose of, all or substantially all of its property, business or assets other than the security interests contemplated hereby or acquire another company.

(e)                                  Business. Engage at any time in any business or business activity other than the acquisition of Receivables pursuant to any Origination Agreement to which it is a party, the security interests hereunder, the other transactions contemplated by the Transaction Documents and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or otherwise contemplated by any of the Transaction Documents or enter into or be a party to any agreement or instrument other than in connection with the foregoing.

(f)                                   Agreements. (i)  Become a party to any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and other agreements necessary to perform its obligations under the Transaction Documents, (ii) issue any power of attorney (except to the Collateral Agent or the Master Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents), or (iii) other than pursuant to the terms of any Origination Agreement to which it is a party, amend, agree, modify or waive any of the provisions of the Origination Agreement or request, consent or agree to or suffer to exist or permit any such amendment, agreement, modification or waiver or exercise any consent rights granted to it thereunder unless such amendment, agreement, modification or waiver or such exercise of consent rights would not have a Material Adverse Effect with respect to the Company, the Contributor, the Master Servicer or any Originator, the Administrative Agent and each Funding Agent shall have consented to any such amendments, agreements, modifications or waivers.

(g)                                  Policies; Change in Payment Instructions. (i) Permit any change or modification in any material respect to the Policies, except (x) if such changes or modifications are necessary under any Requirement of Law or (y) the Administrative Agent and the Funding Agents shall have consented with respect thereto; or, (ii) except as may be required by the Administrative Agent in accordance with this Agreement, add or terminate any bank as (x) a Collection Account Bank, (y) a Company Account Bank, or (z) the account bank with respect to the Payment Reserve Subaccounts, or make any change in the instructions to Obligors regarding payments to be made to any Collection Account, unless the Collateral Agent and each Funding Agent shall have received, at least ten (10) days before the proposed effective date therefor, (x) written notice of such addition, termination or change and (y) with respect to the addition of a Collection Account Bank or a Collection Account, an executed Collection Account Agreement with respect to the new Collection Account; provided, however, that the Master Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

(h)                                 Offices. Move the location of where the Company keeps its records to a new location without providing thirty (30) days’ prior written notice to the Collateral Agent, the Administrative Agent and each Funding Agent.

(i)                                     Change in Name. Change the Company’s name, corporate structure, jurisdiction of organization, place of business or chief executive office in any manner that would or is likely to (i) make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-506(b) of the applicable UCC (or analogous provision of any other similar applicable statute or legislation) or (ii) impair the perfection of the Collateral Agent’s security interest in any Receivable under any other similar law, without 30 days’ prior written notice to the Collateral Agent, the Administrative and each Funding Agent.

(j)                                    Charter. Amend or make any change or modification to its constitutive documents without obtaining the consent of the Administrative Agent and each Funding Agent (provided that, notwithstanding anything to the contrary in this Section 26.3(j), the Company may make amendments, changes or modifications pursuant to changes in law of the jurisdiction of its formation or amendments to change the Company’s name (subject to compliance with Section 26.3(i))).

(k)                                 Tax Classification. Elect or take any action that would cause it to be classified as a partnership or corporation for U.S. tax purposes or permit any member of the Company to so elect or take any such action.

(l)                                     Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasance, retirements, acquisitions and distributions being herein called “Restricted Payments”), unless: (i) at the date such Restricted Payment is made, the Company shall have made all payments in respect of its obligations pursuant to the Transaction Documents; (ii) the Restricted Payment Test is satisfied on such date; (iii) at the date such Restricted Payment is made, the Company in compliance with all terms of the Transaction Documents; (iv) such Restricted Payment is in accordance with all corporate and legal formalities applicable to the Company; and (v) no Required Retention Deficiency, Termination Event or Potential Termination Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

(m)                             Accounting for Purchases. Except in accordance with any Requirement of Law, prepare any financial statements which shall account for the transactions contemplated under any Origination Agreement or the transactions contemplated hereunder in any manner other than, as a contribution of the Receivables from the Contributor to the Company and as a grant of a security interest in the Receivables by the Company to the Collateral Agent, respectively, or in any other respect account for or treat the transactions contemplated under any Origination Agreement or the transactions contemplated hereunder (including for financial accounting purposes, except as required by law) in any manner other than as a contribution of the Receivables from the Contributor to the Company and as a grant of a security interest in the Collateral from the Company to the Collateral Agent, respectively; provided, however, that this sub-Section shall not apply for any tax or tax accounting purposes.

(n)                                 Extension or Amendment of Receivables. Extend, make any Dilution Adjustment to, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Receivables other than as permitted under Section 4.05(a) of the Servicing Agreement.

(o)                                 Amendment of Transaction Documents or Other Material Documents. Other than as set forth in the Transaction Documents, amend any Transaction Document or other material document related to any transactions contemplated hereby or thereby.

(p)                                 Origination Agreements. Take any action under any Origination Agreement to which it is a party that could reasonably be expected to have a Material Adverse Effect.

(q)                                 Limitation on Investments and Loans. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for the Receivables or as otherwise contemplated under the Transaction Documents.

(r)                                    [intentionally omitted].

(s)                                   Instruments. Unless delivered to the Collateral Agent, the Company shall not take any action, or allow the Master Servicer or any Originator to take any action, to cause any Receivable not evidenced by an “instrument” (as defined in the applicable UCC or other similar applicable statute or legislation) upon origination to become evidenced by an instrument, except in connection with its enforcement or collection of a Defaulted Receivable.

26.4                        Negative Covenants of the Company and the Master Servicer

(a)                                 The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in each Servicing Agreement in all material respects and that it shall:

(i)                                   provide to the Administrative Agent and each Funding Agent (A) no later than the Initial Borrowing Date and (B) in the case of an addition of an Originator, prior to the date such Originator is added, evidence that each such Originator maintains disaster recovery systems and back up computer and other information management systems which shall be reasonably satisfactory to the Administrative Agent and each Funding Agent and the Liquidation Servicer;

(ii)                                provide to the Administrative Agent and each Funding Agent, simultaneously with delivery to the Collateral Agent, all reports, notices, certificates, statements and other documents required to be delivered to the Collateral Agent pursuant to the Servicing Agreement and the other Transaction Documents and furnish to the Administrative Agent and each Funding Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Master Servicer with respect to the Transaction Documents; and

(iii)                             provide notice to the Administrative Agent and each Funding Agent of the appointment of a Successor Master Servicer pursuant to Section 6.02 of the Servicing Agreement.

(b)                                 The Company shall not amend, change or modify any of the duties and services of the Liquidation Servicer as set forth in the Liquidation Servicer Agreement without the prior consent of each Funding Agent.

(c)                                  The Company shall not pledge, grant a security interest in, assign or otherwise encumber the Collateral; provided that the Contributor may at any time pledge the membership interest in the Company and the rights attendant thereto.

26.5                        EU Risk Retention and Securitisation Regulation

(a)                                 Huntsman International, hereby undertakes that it shall:

(i)                                   on an ongoing basis retain a net economic interest (in the form of its interest in the Company that includes its entitlement to be paid the Contribution Value in accordance with the Contribution Agreement) in the Pool Receivables in an amount at least equal to 5% of the aggregate Principal Amount of the Pool Receivables at such time, as described in Article 6.3(d) of the Securitisation Regulation,

(ii)                                not change the manner in which it retains such net economic interest since the Closing Date, where such change would result in it not retaining a material net economic interest of not less than 5% within the meaning of Article 6 of the Securitisation Regulation and it shall notify the Funding Agents if it proposes to make any change to the manner in which it maintains such material net economic interest,

(iii)                             not enter into any credit risk mitigations, short position or any other hedge with respect to such net economic interest, to the extent that such measures are described as prohibited under Article 6 of the Securitisation Regulation.

(b)                                 The Company hereby undertakes with each Lender, Funding Agent and the Administrative Agent that, from the Closing Date and until the Final Payout Date, it shall:

(i)                                   on each Settlement Date, cause the Master Servicer to prepare and provide each Lender Group and the Administrative Agent (and, on request, the Collateral Agent) with a report containing the information described in Article 7 of the Securitisation Regulation in a form set out in any applicable ESMA regulatory technical standards and implementing technical standards (or any replacement requirements) adopted by the European Commission in accordance with Article 7(3) and (4) of the Securitisation Regulation as in force at such time (each such report, a “Securitisation Regulation Report”); provided that unless and until the regulatory technical standards and implementing technical standards contemplated by Article 7(3) and (4) of the Securitisation Regulation are adopted by the European Commission (or any relevant Governmental Authority that may be competent following the United Kingdom having left the European Union) and come into effect, the information described in Articles 7(a) and 7(e) of the Securitisation Regulation shall be deemed to have been provided by causing the Master Servicer to deliver the Monthly Settlement Report and a receivables data file in the form previously agreed in writing between the Company or Master Servicer on its behalf and the Administrative Agent;

(ii)                                [reserved];

(iii)                             promptly, upon receiving notice or knowledge of the occurrence of a breach by either Huntsman International or the Company of any of its respective obligations under this Section 26.5 notify the Administrative Agent and each Funding Agent, and each Lender of any such breach;

(iv)                            provide such assistance and information, documents, tapes, data, records or reports relating to the Pool Receivables, which is in its or their possession or under its or their control, including monthly remittance tapes, monthly accounts receivable information (aging, write-offs, concentrations, etc.), as any member of a Lender Group or Administrative Agent may from time to time reasonably request in order to enable those persons and, as appropriate, other persons providing facilities to any of those persons to comply with the requirements of Articles 5 and 7 of the Securitisation Regulation or any other relevant provision of the Securitisation Regulation; and

(v)                               it will provide on-going confirmation of continued compliance with this Section 26.5, which confirmation may be provided by way of a statement in each Securitisation Regulation Report.

(c)                                  Each of the Originators, Huntsman International and the Company designates the Company as the entity to fulfil the information requirements under this Section 26.5.

(d)                                 Huntsman International and the Company acknowledge and agree that any member of a Lender Group may disclose information provided to it under this Section 26.5 as necessary to comply with any obligations applicable to it under Article 5 or Article 7 of the Securitisation Regulation.

26.6                        Representations and warranties

Each of Huntsman International and the Master Servicer hereby represents and warrants on each Business Day for the benefit of the Company, each Lender Group and the Administrative Agent that:

(a)                                 Huntsman International is an “originator”, as defined in Article 2(3) of the Securitisation Regulation, in relation to, and solely for purposes of, the transactions contemplated by the Transaction Documents (provided however that neither Huntsman International nor the Master Servicer makes any representation as to whether the transactions or any other arrangements contemplated by the Transaction Documents are subject to the Securitisation Regulation);

(b)                                 Huntsman International and the Approved Originators were not established and do not operate for the sole purpose of securitising exposures;

(c)                                  Huntsman International and the Approved Originators have a business strategy and the capacity to meet payment obligations consistent with a broader business enterprise and involving material support from capital, assets, fees or other income available to it other than the Receivables and other assets securitised by it and any other interests retained or proposed to be retained in accordance with the Securitisation Regulation, as well as any corresponding income from such exposures and interests; and

(d)                                 Huntsman International’s responsible decision-makers have the required experience to enable it to pursue its business strategy, as well as adequate corporate governance arrangements.

26.7                        [Reserved]

26.8                        No Monitoring

The Collateral Agent shall not be responsible for the monitoring of, compliance with, or the investigation of any matter which is the subject of the undertakings given in Sections 26.6 and shall be under no obligation to take any action in relation to any non-compliance of such undertakings.

26.9                        Data Protection Provisions

(a)                                 Each capitalised term used in this Section 26.9 but not defined in this Agreement shall be given its meaning under applicable Data Protection Legislation.

(b)                                 For the purposes of this Section 26.9, “Relevant Personal Data” shall mean any Personal Data processed by a Party under or in connection with the Transaction Documents and/or in relation to the Pool Receivables.

(c)                                  The Parties acknowledge that:

(i)                                   the Master Servicer will be a Controller in respect of the Processing of any Relevant Personal Data;

(ii)                                the Company will be a Controller in respect of the Processing of any Relevant Personal Data; and

(iii)                             the Collateral Agent may following the occurrence of a Termination Event (or otherwise when the Facility Termination Date has occurred) become a Controller with respect to the Processing of Relevant Personal Data.

(d)                                 Without limiting any other provision of this Agreement, each of the Master Servicer, the Company and the Collateral Agent (to the extent it Processes any Relevant Personal Data) acknowledges it determines the purposes for which and the manner in which Relevant Personal Data is, or is to be, Processed by it.

(e)                                  The Master Servicer undertakes to the other Parties that it shall:

(i)                                   at all times comply in all material respects with the provisions of the applicable Data Protection Legislation in connection with the performance of its obligations and the exercise of its rights in respect of the Relevant Personal Data;

(ii)                                only process the Relevant Personal Data to the extent necessary for the performance of its obligations under the Transaction Documents or as required in connection with any applicable legal or regulatory requirements;

(iii)                             respond without undue delay (and in accordance with any timescales it is obliged to adhere to under applicable Data Protection Legislation or as otherwise mandated by the applicable Supervisory Authority) to any complaint, notice or communication it receives from a Supervisory Authority or Data Subject in connection with its Processing of the Relevant Personal Data and notify the other Parties, with full particulars of all such complaints, notices or communications between the Master Servicer and such Supervisory Authority or Data Subject;

(iv)                            notify all other Parties without undue delay (and in any event within 72 hours) upon becoming aware of any Personal Data Breach which affects (or is reasonably likely to affect) the Relevant Personal Data, and take all commercially reasonable steps to mitigate any impact such Personal Data Breach may have on the relevant Data Subjects and the other Parties;

(v)                               to the extent that the Master Servicer delegates any of its responsibilities under the Servicing Agreement to any third party and such third party is, as a consequence, involved in the Processing of any Relevant Personal Data, then the Master Servicer shall ensure that the third party enters into binding terms with the Master Servicer which: (1) are sufficient in order for the Master Servicer to comply with its obligations under this Section 26.9; and (ii) adhere to the requirements set out in Article 28 GDPR; and

(vi)                              upon a Liquidation Servicer or Successor Master Servicer being appointed in accordance with the Transaction Documents, the Master Servicer shall promptly (and within no more than 7 Business Days) make available to the Liquidation Servicer or Successor Master Servicer a copy of all Relevant Personal Data in a machine readable format.

(f)                                   Each of the Company (to the extent that it processes any Relevant Personal Data) and the Collateral Agent (to the extent that it Processes any Personal Data) shall at all times comply in all material respects with all applicable Data Protection Legislation in connection with the performance of its obligations and the exercise of its rights under the Transaction Documents.

(g)                                  If either the Company or the Collateral Agent receives any complaint, notice or communication from any Supervisory Authority which relates to the Master Servicer’s:

(i)                                     Processing of Relevant Personal Data; or

(ii)                                  potential failure to comply with applicable Data Protection Legislation,

the receiving party shall, to the extent permitted by applicable requirements of Law, promptly forward the complaint, notice or communication to the Master Servicer. The Master Servicer shall respond to such complaint, notice or communication without undue delay (and in accordance with any timescales it is obliged to adhere to under applicable Data Protection Legislation or as otherwise mandated by the applicable Supervisory Authority) and shall bear its own costs and expenses suffered or incurred in relation to such a response.

(h)                                 If a Data Subject makes a request to the Company or the Collateral Agent to exercise any of its rights under applicable Data Protection Legislation with respect to the Relevant Personal Data, the receiving party shall promptly and in any event within five (5) Business Days after it receives the request, forward the request to the Master Servicer. The Master Servicer shall respond to that request on behalf of the receiving party without undue delay and meet applicable deadlines and information requirements under applicable Data Protection Legislation. The Master Servicer or, if the Master Servicer is unable to do so following a Master Servicer Default, the Company shall bear any costs and/or expenses suffered or incurred by the Master Servicer (including the Master Servicer acting on behalf of the Collateral Agent) in relation to such a response.

(i)                                     The Master Servicer shall provide the information required under Articles 13 and 14 of the GDPR to each Data Subject whose Personal Data forms part of the Relevant Personal Data in accordance with applicable Data Protection Legislation, on its own behalf and on behalf of the Company. The Collateral Agent, to the extent it Processed any Relevant Personal Data, shall provide the information required under Articles 13 and 14 of the GDPR to each Data Subject whose Personal Data forms part of the Relevant Personal Data in accordance with applicable Data Protection Legislation. The Master Servicer shall bear its own costs and expenses suffered or incurred in relation to any provision of information to Data Subjects pursuant to this clause (h).

26.10                 [Reserved]

27.                               ADDITION OF APPROVED CURRENCY, APPROVED ORIGINATOR AND APPROVED OBLIGOR COUNTRY; APPROVED ACQUIRED LINE OF BUSINESS RECEIVABLES

At the written request of the Master Servicer delivered to the Collateral Agent, each Funding Agent and the Administrative Agent, (1) the addition of a currency as an Approved Currency, (2) the addition of an originator as an Approved Originator, (3) the addition of a jurisdiction as an Approved Obligor Country or as an Approved Contract Jurisdiction or (4) the inclusion of Acquired Line of Business Receivables as Eligible Receivables, in each case after the Initial Borrowing Date, shall be permitted upon satisfaction of the relevant conditions set forth in this Section 27 and the relevant Origination Agreement.

(a)                                 Approved Currency. The Administrative Agent and each Funding Agent shall have consented to the addition of any currency as an Approved Currency.

(b)                                 Approved Originator.

(i)                                     such proposed Approved Originator is an Affiliate of Huntsman International;

(ii)                                  the Master Servicer, the Company, the Administrative Agent and each Funding Agent shall have received a copy of the Policies of such Originator, which Policies shall be in form and substance satisfactory to the Master Servicer, the Servicer Guarantor, the Company, each Funding Agent and the Administrative Agent;

(iii)                               [Reserved];

(iv)                              the Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have received confirmation by such Approved Originator that there is no pending or, to its knowledge, threatened action or proceeding affecting such proposed Approved Originator before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect with respect to it (other than such action or proceeding as disclosed in public filings);

(v)                                 the Collateral Agent, each Funding Agent and the Administrative Agent shall have received an Opinion of Counsel in form and substance satisfactory to each of them from a nationally recognized law firm qualified to practice in the jurisdiction in which such Originator is located to the effect that the sale of Receivables by such Originator to the Contributor or the Company (or such other entity as shall have been agreed) constitute true sales of such Receivables to the Contributor or the Company or such entity;

(vi)                              the Collateral Agent, each Funding Agent and the Administrative Agent shall have received the following Opinions of Counsel in form and substance satisfactory to each of them with respect to each proposed Approved Originator: (i) an Opinion of Counsel from one or more nationally recognized law firms authorized to practice law in the jurisdiction in which such proposed Approved Originator is located to the effect that each of the Transaction Documents to which such proposed Approved Originator is to be a party has been duly authorized, executed and delivered by such entity and (ii) an Opinion of Counsel from one or more nationally recognized law firms authorized to practice law in New York to the effect that the Transaction Documents to which such proposed Approved Originator is to be a party are enforceable against such entity, in each case, subject to customary assumptions, qualifications and exclusions;

(vii)                           such proposed Approved Originator shall be joined to the Servicing Agreement as a Local Servicer;

(viii)                        the Liquidation Servicer, if any, shall have notified the Company, the Funding Agents and the Administrative Agent that a Standby Liquidation System is in place for such proposed Approved Originator;

(ix)                              the Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have received a certificate prepared by a Responsible Officer of the Master Servicer certifying that after giving effect to the addition of such proposed Approved Originator, the Target Receivables Amount shall be equal to or less than the Aggregate Receivables Amount on the date such proposed Approved Originator is added pursuant to the applicable Receivables Purchase Agreement;

(x)                                 such Originator shall have executed an Additional Originator Joinder Agreement in the form of Schedule 3 or corresponding schedule attached to the applicable Receivables Purchase Agreement, shall have otherwise acceded to an existing Receivables Purchase Agreement or shall have entered into a Receivables Purchase Agreement substantially similar to the existing Receivables Purchase Agreement with such modifications as necessary or appropriate to address jurisdiction-specific issues;

(xi)                              if applicable, such proposed Approved Originator shall have executed (where applicable), filed and recorded, at its own expense, appropriate UCC financing statements with respect to the Receivables (and Related Property) originated and proposed to be sold by it in such manner and such jurisdictions as are necessary to perfect the Company’s ownership interest in such Receivables;

(xii)                           the Company, each Funding Agent and the Administrative Agent shall be satisfied that there are no Liens on the Receivables to be sold by such Originator, except Permitted Liens;

(xiii)                        the Collection Accounts with respect to the Receivables to be sold or contributed by such proposed Approved Originator shall have been established in the name of the Company and the Company shall have caused the Collateral Agent to have a first priority perfected security interest in such accounts or shall have been established in the name of the Collateral Agent (whereby the Collateral Agent may grant to the Company a revocable authorization to operate such accounts), or, if the Collateral Agent shall not have such first priority perfected security interest or ownership interest in such accounts, the Company shall have established, or shall have caused Huntsman International to establish, appropriate reserves, as determined by the Funding Agents and the Administrative Agent, to cover any failure of timely remittance in full of Collections from such accounts or shall have established, or shall have caused Huntsman International to establish, appropriate reserves, if requested, and as determined, by the Funding Agents and the Administrative Agent, to cover a failure of timely remittance in full of Collections from the Collection Accounts to the relevant Company Concentration Account in accordance with the Transaction Documents, or shall have made such other arrangements as appropriate or necessary, as determined by the Administrative Agent, to address jurisdiction-specific issues; and

(xiv)                       if, as of the date of the proposed addition of the proposed Approved Originator, the aggregate Principal Amount of Receivables owned by the Company that were generated by Additional Originators or generated with respect to Acquired Lines of Business pursuant to the provisions of this Section 27 in the immediately preceding twelve (12) calendar months (including the aggregate Principal Amount of all Receivables of such proposed Originator proposed to be sold by such proposed Originator on such day) is greater than ten percent (10%) of the Aggregate Receivables Amount on such date before giving effect to the addition of such proposed Approved Originator, then (i) each Funding Agent and the Administrative Agent shall have consented to the addition of such Originator and (ii) the historical aging and liquidation schedule information of the Receivables originated by such proposed Approved Originator and other data relating to the Receivables is satisfactory to each Funding Agent and the Administrative Agent.

(c)                                  Approved Obligor Country

The Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have consented in advance, in writing, to such inclusion of a jurisdiction as an Approved Obligor Country.

(d)                                 Approved Contract Jurisdiction

The Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have consented in advance, in writing, to inclusion of a jurisdiction as an Approved Contract Jurisdiction.

(e)                                  Approved Acquired Line of Business Receivables

(i)                                     the Master Servicer, the Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have received a copy of the Policies with respect to the relevant Acquired Line of Business, which Policies shall be in form and substance satisfactory to the Master Servicer, the Servicer Guarantor, the Company, the Administrative Agent and each Funding Agent;

(ii)                                  the Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have received confirmation from each applicable Originator, that there is no pending or, to the knowledge of such Originator, threatened action or proceeding affecting the Originator or Originators with respect to such Acquired Line of Business before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect with respect to it (other than such action or proceeding as disclosed in public filings);

(iii)                               the Liquidation Servicer shall have notified the Company, the Funding Agents and the Administrative Agent that a Standby Liquidation System is in place for such Acquired Line of Business;

(iv)                              the Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have received a certificate prepared by a Responsible Officer of the Master Servicer certifying that after giving effect to the addition of such Acquired Line of Business Receivables, the Target Receivables Amount shall be equal to or less than the Aggregate Receivables Amount on the date designated by the relevant Originator or Originators pursuant to clause (v) below;

(v)                                 the relevant Originator or Originators with respect to such Acquired Line of Business shall have delivered a notice to the Master Servicer, the Company, the Collateral Agent, each Funding Agent and the Administrative Agent, designating the date upon which the Acquired Line of Business Receivables would commence being considered as possible Eligible Receivables;

(vi)                              if applicable, the relevant Originator or Originators with respect to such Acquired Line of Business shall have executed (where applicable), filed and recorded, at its own expense, appropriate UCC financing statements with respect to the Receivables (and Related Property) originated and proposed to be sold by it in such manner and such jurisdictions as are necessary to perfect the Company’s ownership interest in such Receivables;

(vii)                           the Company, each Funding Agent and the Administrative Agent shall be satisfied that there are no Liens on the Acquired Line of Business Receivables to be sold by such Originator, except as Permitted Liens;

(viii)                        the Collection Accounts with respect to the Acquired Line of Business Receivables to be sold or contributed by such Originator shall have been established in the name of the Company (or existing Collection Accounts will be used with respect to such Receivables) and the Company shall have caused the Collateral Agent to have a first priority perfected security interest in such accounts or shall have been established in the name of the Collateral Agent (whereby the Collateral Agent may grant to the Company a revocable authorization to operate such accounts), or, if the Collateral Agent shall not have such first priority perfected security interest or ownership interest in such accounts, the Company shall have established, or shall have caused Huntsman International to establish, appropriate reserves, as determined by the Funding Agents and the Administrative Agent, to cover any failure of timely remittance in full of Collections from such accounts or shall have established, or shall have caused Huntsman International to establish, appropriate reserves, as determined by the Funding Agents and the Administrative Agent, to cover a failure of timely remittance in full of Collections from the Collection Accounts to the relevant Company Concentration Account in accordance with the Transaction Documents, or shall have made such other arrangements as appropriate or necessary, as determined by the Funding Agents and the Administrative Agent, to address jurisdiction-specific issues; and

(ix)                              if, as of the date of the proposed addition of the Receivables of the proposed Acquired Line of Business, the aggregate Principal Amount of Receivables owned by the Company that were generated by Additional Originators or generated with respect to Acquired Lines of Business pursuant to the provisions of this Section 27 in the immediately preceding twelve (12) calendar months (including the aggregate Principal Amount of all Receivables of such proposed Acquired Line of Business) is greater than ten percent (10%) of the Aggregate Receivables Amount on such date before giving effect to the addition of such proposed Acquired Lines of Business Receivables, then (i) each Funding Agent and the Administrative Agent shall have consented to the addition of such Acquired Line of Business Receivables and (ii) the historical aging and liquidation schedule information of the Receivables originated with respect to such Acquired Lines of Business Receivables and other data relating to the Receivables is satisfactory to each Funding Agent and the Administrative Agent.

28.                               REMOVAL AND WITHDRAWAL OF ORIGINATORS AND APPROVED ORIGINATORS

(a)                                 Subject to Sections 28(c) and 28(d), at the written request of the Company or the Master Servicer, an Approved Originator may be removed or terminated as an Originator and an Approved Originator may withdraw as an Originator; provided that, in each case,

(i)                                     such removal or withdrawal is in accordance with the applicable Origination Agreement,

(ii)                                  the Administrative Agent and each Funding Agent shall have given its prior written consent to such removal, termination or withdrawal, such consent not to be unreasonably withheld,

(iii)                               no Program Termination Event or Potential Termination Event has occurred and is continuing or would occur as a result thereof, and

(iv)                              the Company, the Collateral Agent, the Administrative Agent and each Funding Agent shall have received prior written notice from the Master Servicer of such removal, termination or withdrawal of the Originator (accompanied by a certificate of a Responsible Officer of the Master Servicer attaching a pro forma Periodic Report and certifying that the Target Receivables Amount will be equal to or less than the Aggregate Receivables Amount after giving effect to such removal, termination or withdrawal);

provided that, clause (ii) above shall not apply if the daily average of the aggregate Principal Amounts of Receivables of an Originator that is removed, withdrawn or terminated pursuant to the provisions of this Section 28 occurring during the immediately preceding twelve (12) calendar months is less than ten percent (10%) of the Aggregate Receivables Amount as of the date immediately prior to the proposed removal, withdrawal or termination of the relevant Approved Originator, provided, further, that clause (ii) shall not apply to an Originator with respect to which an Originator Termination Event has occurred under the applicable Origination Agreement.

(b)                                 At the written request of the Master Servicer, an Approved Originator may cease selling Receivables originated with respect to a Designated Line of Business by designating such Designated Line of Business as an Excluded Designated Line of Business; provided that, in each case,

(i)                                     such cessation is in accordance with the applicable Origination Agreement,

(ii)                                  the Administrative Agent and each Funding Agent shall have given its prior written consent to such cessation, such consent not to be unreasonably withheld,

(iii)                               no Program Termination Event or Potential Termination Event has occurred and is continuing or would occur as a result thereof,

(iv)                              the Collateral Agent, each Funding Agent and the Administrative Agent shall have received prior written notice from the Master Servicer of such cessation (accompanied by a certificate of a Responsible Officer of the Master Servicer attaching a pro forma Periodic Report and certifying that the Target Receivables Amount will be equal to or less than the Aggregate Receivables Amount after giving effect to such disposition and/or cessation); and

(v)                                 all Obligors with respect to Receivables originated with respect to the Excluded Designated Line of Business shall be instructed to make all payments with respect to receivables which are not Receivables owned by the Company to accounts other than the Collection Accounts and the Master Servicer shall take all steps reasonably intended to cause such Obligors comply with such instructions;

provided that, sub-clause (a)(ii) above shall not apply if the average of the aggregate Principal Amount of Receivables removed from the pool of Receivables pursuant to the provisions of this Section 28 in the immediately preceding twelve (12) calendar months (including the daily aggregate Principal Amount of Receivables of such proposed Excluded Designated Line of Business) is less than ten per cent (10%) of the Aggregate Receivables Amount as of the date immediately prior to the proposed removal, withdrawal or termination of the relevant Approved Originator or proposed cessation of the Excluded Designated Line of Business.

(c)                                  Upon and after notice being given pursuant to Section 28(a)(iv) or Section 28(b)(iv) (as applicable), any Receivables with respect to an Originator removed, withdrawn or terminated or an Excluded Designated Line of Business (as applicable) shall: (i) cease to be sold, transferred or contributed to the Contributor and/or the Company; and (ii) assuming satisfaction of all other applicable requirements with respect to an Eligible Receivable, continue to be an Eligible Receivable only if (A) such Receivables were sold, transferred or contributed to the Company prior to the date such notice was given and (B) (if applicable) the Excluded Designated Line of Business has not yet been sold or otherwise disposed.

(d)                                 An Originator that is removed, terminated or withdrawn, or that is the Originator with respect to an Excluded Designated Line of Business, shall have a continuing obligation with respect to Receivables previously sold or contributed by it pursuant to the relevant Origination Agreement (including making Originator Dilution Adjustment Payments, Originator Adjustment Payments and payments in respect of indemnification) unless the Servicer Guarantor or an Affiliate of such Originator has assumed all such obligations; provided, however, that an Affiliate of such Originator may assume such Originator’s obligations only with the prior written consent of the Administrative Agent and each Funding Agent.

29.                               ADJUSTMENT PAYMENT FOR INELIGIBLE RECEIVABLES

(a)                                 Adjustment Payments. If (i) any representation or warranty under Sections 24(a), 24(b) or 24(e) is not true and correct as of the date specified therein with respect to any Receivable, or any Receivable encompassed by the representation and warranty in Sections 24(c) or 24(d) is determined not to have been an Eligible Receivable as of the relevant Receivables Contribution Date, (ii) there is a breach of any covenant under Section 26.3(b) with respect to any Receivable or (iii) the Collateral Agent’s security interest in any Receivable is not a continuing first priority perfected security interest at any time as a result of any action taken by, or the failure to take action by, the Company (any Receivable as to which the conditions specified in any of clauses (i), (ii) or (iii) of this Section 29(a) exists is referred to herein as an “Ineligible Receivable”) then, after the earlier (the date on which such earlier event occurs, the “Ineligibility Determination Date”) to occur of the discovery by the Master Servicer of any such event that continues unremedied or receipt by the Company of written notice (which may be in the Periodic Report) given by the Master Servicer of any such event that continues unremedied, the Company shall pay to the relevant Approved Currency Company Concentration Accounts the Adjustment Payment in the amount and manner set forth in Section 29(b).

(b)                                 Adjustment Payment Amount. Subject to the last sentence of this Section 29(b), the Company shall make an Adjustment Payment with respect to each Ineligible Receivable as required pursuant to Section 29(a) by depositing in the relevant Approved Currency Company Concentration Account on the Business Day following the related Ineligibility Determination Date an amount equal to the lesser of (x) the amount by which the Target Receivables Amount exceeds the Aggregate Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Receivable) and (y) the aggregate outstanding Principal Amount of all such Ineligible Receivables less the Collections (if any) in respect of such Ineligible Receivable previously applied by or on behalf of the Master Servicer.

Upon transfer or deposit of the Adjustment Payment amount specified in this Section 29(b), the Company shall be entitled to retain without recourse, representation or warranty, all subsequent Collections (or amounts in respect thereof) received by it in respect of each such Ineligible Receivable and such Collections shall not form part of the Collateral. The obligation of the Company to pay such Adjustment Payment amount specified in this Section 29(b), as the case may be, with respect to any Ineligible Receivables shall constitute the sole remedy respecting the event giving rise to such obligation available to the Secured Parties unless such obligation is not satisfied in full in accordance with the terms of this Agreement.

30.                               OBLIGATIONS UNAFFECTED

The obligations of the Company and the Master Servicer to the Collateral Agent, the Administrative Agent, the Funding Agents and the Lenders under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

31.                               BAIL-IN

(a)                                 If any Funding Agent or Lender is a Relevant Financial Institution, each party acknowledges and accepts that any liability of the Relevant Financial Institution under this Agreement or any other Transaction Document may be subject to Bail-in Action by the Relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(i)                                     any Bail-in Action in relation to any liability of the Relevant Financial Institution under this Agreement or any other Transaction Document, including:

(A)                               a reduction, in whole or in part, of the Bail-in Termination Amount;

(B)                               a conversion, in whole or in part, of the Bail-in Termination Amount into shares or other instruments of ownership, in which case the Company, the Contributor and the Master Servicer acknowledge and accept that any such shares or other instruments of ownership may be issued to or given to it as a result of the Bail-in Action; and

(C)                               a cancellation of the Bail-in Termination Amount; and

(ii)                                  a variation of this Agreement or any other Transaction Document if necessary to give effect to the Bail-in Action.

(b)                                 Definitions. the following terms have the meanings stated below for purposes of this Section 31:

(i)                                     “Bail-in Action” means the exercise of any Write-down and Conversion Power by the Relevant Resolution Authority for any liability of the Relevant Financial Institution under this Agreement or any other Transaction Document.

(ii)                                  “Bail-in Termination Amount” means any outstanding amount due from the Relevant Financial Institution under this Agreement or any other Transaction Document, together with any accrued but unpaid interest on such amounts, determined according to the Bail-in Action for all liability of the Relevant Financial Institution under this Agreement or any other Transaction Document (before any such amount is written down or converted by the Relevant Resolution Authority).

(iii)                               “Relevant Bail-in Legislation” means any legislation implementing Article 55 of the European Union Bank Recovery and Resolution Directive (Directive 2014/59/EU) adopted in the jurisdiction in which the Relevant Financial Institution is established (including as implemented in the United Kingdom (whether or not the United Kingdom remains a member of the European Union).

(iv)                              “Relevant Financial Institution” means a credit institution or investment firm, or a parent of such an entity or subsidiary of such an entity that is subject to consolidated supervision with its parent, in each case, established in any of the current or former member states of the European Union that is subject to the supervision of its Relevant Resolution Authority.

(v)                                 “Relevant Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority in the jurisdiction in which the Relevant Financial Institution is established which has the power to exercise any Write-down and Conversion Powers.

(vi)                              “Write-down and Conversion Powers” means the write-down and conversion powers of the Relevant Resolution Authority described in the Relevant Bail-in Legislation.

PART 10
THE PARTIES

32.                               ROLE OF THE COLLATERAL AGENT

32.1                        Authorization and Action

(a)                                 Each Secured Party hereby irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Collateral Agent by the terms hereof and the other Transaction Documents, together with such powers as are reasonably incidental thereto.  For the avoidance of doubt, the appointment of Collateral Agent by the Secured Parties in this clause (a) includes the appointment of the Collateral Agent as representative (vertegenwoordiger/représentant) of the Secured Parties within the meaning of Article 5 of the Belgian Act of 15 December 2004 on financial collateral.

(b)                                 Without limiting the foregoing, the Collateral Agent is empowered and authorized, on behalf of the Secured Parties, to create, hold and administer the Collateral for the benefit of the Secured Parties under the Security Documents. For avoidance of doubt, each of the Secured Parties hereby authorizes the Collateral Agent to execute and deliver the Security Documents and any other agreements or documents which are required to create Collateral or other security for and on behalf of the Secured Parties.

(c)                                  The Collateral Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Collateral Agent.

(d)                                 The Collateral Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust (save as provided in the Transaction Documents) or agency with, any Transaction Party, the Lenders, the Funding Agents, the Administrative Agent or any other Secured Party.

(e)                                  Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Collateral Agent ever be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to any provision of any Transaction Document or applicable Requirements of Law. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirements of Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

32.2                        Performance of Obligations

(a)                                 If the Master Servicer or the Company fails to perform any of its obligations under this Agreement or any other Transaction Document, the Collateral Agent may (but shall not be required to) itself perform, or cause performance of, such obligation; and the Collateral Agent’s costs and expenses reasonably incurred in connection therewith shall be payable by the Company.

(b)                                 The exercise by the Collateral Agent on behalf of the Secured Parties of their rights under this Agreement shall not release the Master Servicer or the Company from any of their duties or obligations with respect to any Contracts or Transaction Documents. None of the Collateral Agent, the Funding Agents, the Lenders or the Administrative Agent shall have any obligation or liability with respect to any Transaction Documents or Contracts, nor shall any of them be obligated to perform the obligations of any Transaction Party thereunder.

32.3                        Liability of Collateral Agent

Neither the Collateral Agent nor any of its directors, officers, agents or employees:

(a)                                 shall be liable for any action taken or omitted to be taken by it or them as Collateral Agent under or in connection with this Agreement (including the Collateral Agent’s servicing, administering or collecting Receivables as Master Servicer), in the absence of its or their own gross] negligence or willful misconduct. Without limiting the generality of the foregoing, the Collateral Agent may consult with legal counsel (including counsel for the Company, the Contributor or the Master Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(b)                                 makes any warranty or representation to the Administrative Agent, the Funding Agents, the Lenders or other Secured Party (whether written or oral) and shall not be responsible to the Administrative Agent, the Funding Agents, the Lenders or other Secured Party for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document;

(c)                                  shall have any duty to ascertain or to inquire as to whether or not a Termination Event has occurred and is continuing nor to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement (including in particular whether any instructions of the Administrative Agent have been authorized by the Majority Lenders) or any other Transaction Document on the part of any Transaction Party or to inspect the property (including the books and records) of any Transaction Party;

(d)                                 shall be responsible to the Administrative Agent, the Funding Agents, the Lenders or other Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the security, this Agreement or any other Transaction Document;

(e)                                  shall incur any liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by electronic mail) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

32.4                        Indemnification of Collateral Agent

(a)                                 Whether or not the transactions contemplated hereby are consummated, each Lender severally agrees to indemnify the Collateral Agent (to the extent not reimbursed by the Transaction Parties), rateably based on the Commitment of such Lender (or, if the Commitments have terminated, rateably according to the respective Commitment of such Lender immediately prior to such termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Collateral Agent, as the case may be, in any way relating to or arising out of this Agreement or any other Transaction Document or any action reasonably taken or omitted by the Collateral Agent under this Agreement or any other Transaction Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent’s gross negligence or willful misconduct; provided, however, that no action taken in accordance with the express direction of the Administrative Agent (acting on the instructions of the Majority Lenders) shall be deemed to constitute negligence or willful misconduct for purposes of this Section.

(b)                                 Without limiting the foregoing, each Lender shall reimburse the Collateral Agent upon demand for its rateable share of any costs or out-of-pocket expenses (including attorney’s fees) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein, to the extent that the Collateral Agent is not promptly reimbursed for such expenses by or on behalf of the Company.

(c)                                  The undertaking in this Section shall survive payment on the Final Payout Date and the resignation or replacement of the Collateral Agent.

32.5                        Delegation of Duties

The Collateral Agent may execute any of its duties through agents (including collection agents), employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

32.6                        Action or Inaction by Collateral Agent

The Collateral Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive explicit instructions of the Administrative Agent and assurance of its indemnification by the Lenders, as it deems appropriate. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Administrative Agent (acting on the instructions of the Majority Lenders or, if the Transaction Documents expressly specify that the relevant action requires the consent or direction of all the Funding Agents, all the Funding Agents), and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon the Funding Agents, all Lenders, the Administrative Agent and all other Secured Parties. The Lenders, the Funding Agents, the Administrative Agent, and the Collateral Agent agree that unless any action to be taken by the Collateral Agent under a Transaction Document:

(a)                                 specifically requires the explicit instructions of the Administrative Agent; or

(b)                                 specifically provides that it be taken by the Collateral Agent alone or without any explicit instructions of the Administrative Agent,

then the Collateral Agent may (and shall, to the extent required hereunder) take action based upon the advice or concurrence of the Majority Lenders or, if the Transaction Documents expressly specify that the relevant action requires the consent or direction of all the Funding Agents, all the Funding Agents), provided that the Collateral Agent shall always be allowed to act without being directed to protect its own position and must not be obliged to risk its own funds without reasonably believing that these will be repaid to it.

32.7                        Notice of Facility Events; Action by Collateral Agent

(a)                                 The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Facility Event or any other default or termination event under the Transaction Documents, as the case may be, unless the Collateral Agent has received written notice from the Administrative Agent, a Funding Agent, a Lender, the Master Servicer or the Company stating that such event has occurred and describing such termination event or default. If the Collateral Agent receives such a notice, it shall promptly give notice thereof to the Administrative Agent.

(b)                                 The Collateral Agent shall take such action concerning a Facility Event or any other matter hereunder as may be directed by the Administrative Agent (acting on the instructions of the Majority Lenders or, if the Transaction Documents expressly specify that the relevant action requires the consent or direction of all the Funding Agents, all the Funding Agents), (subject to the other provisions of this Section 32, but until the Collateral Agent receives such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Collateral Agent deems advisable and in the best interests of the Lenders.

32.8                        Non-Reliance on Collateral Agent and Other Parties

(a)                                 The Administrative Agent, the Funding Agents and Lenders expressly acknowledge that neither the Collateral Agent nor any of its directors, officers, agents or employees has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Transaction Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent.

(b)                                 Each Lender and Funding Agent represents and warrants to the Collateral Agent that, independently and without reliance upon the Collateral Agent, the Administrative Agent, any other Funding Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of each Transaction Party and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by the Collateral Agent to a Funding Agent, the Administrative Agent or Lender, the Collateral Agent shall not have any duty or responsibility to provide any Funding Agent, the Administrative Agent or any Lender with any information concerning the Transaction Parties or any of their Affiliates that comes into the possession of the Collateral Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates.

32.9                        Successor Collateral Agent

(a)                                 The Collateral Agent may, upon at least thirty (30) days’ notice to the Company, the Master Servicer and the Administrative Agent, resign as Collateral Agent.

(b)                                 Except as provided below, such resignation shall not become effective until a successor Collateral Agent is appointed by the Administrative Agent (acting on the instructions of the Majority Lenders) and has accepted such appointment.

(c)                                  If no successor Collateral Agent shall have been so appointed by the Administrative Agent (acting on the instructions of the Majority Lenders), within thirty (30) days after the departing Collateral Agent’s giving of notice of resignation, the departing Collateral Agent may, on behalf of the Majority Lenders, appoint a successor Collateral Agent, which successor Collateral Agent shall be either a commercial bank having short-term debt ratings of at least A-1 from S&P and P-1 from Moody’s or a Subsidiary of such an institution and (so long as no Facility Event has occurred and is continuing hereunder) shall be acceptable to the Company.

(d)                                 If no successor Collateral Agent shall have been so appointed by the Administrative Agent (acting on the instructions of the Majority Lenders) within sixty (60) days after the departing Collateral Agent’s giving of notice of resignation, the departing Collateral Agent may, on behalf of the Majority Lenders, appoint a successor Collateral Agent, which successor Collateral

Agent shall be either a commercial bank having short-term debt ratings of at least A-1 from S&P and P-1 from Moody’s or a Subsidiary of such an institution or be a Trust Corporation within the meaning of the Collateral Agent Act 1925.

(e)                                  Upon such acceptance of its appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from any further duties and obligations under the Transaction Documents.

(f)                                   After any retiring Collateral Agent’s resignation hereunder, the provisions of Section 2.01 of the Servicing Agreement and Section 14, Section 36.12 and this Section 32 of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

32.10                 Collateral Agent as joint and several creditor

(a)                                 Each party agrees that the Collateral Agent:

(i)                                     will be the joint and several creditor (together with the Lenders) of each and every obligation of the Company towards the Lenders under this Agreement; and

(ii)                                  will have its own independent right to demand performance by the Company of those obligations.

(b)                                 Discharge by the Company of any obligation owed by it to the Collateral Agent and the Lenders shall, to the same extent, discharge the corresponding obligation owing to the other.

(c)                                  [Reserved]

(d)                                 Nothing in Section 32.10 shall in any way limit the Collateral Agent’s right to act in the protection and preservation of rights under or to enforce any Security Document as contemplated by this Agreement and/or the relevant Security Document (or to do any act reasonably incidental to any of the above).

33.                               ROLE OF EACH FUNDING AGENT

33.1                        Authorization and Action

(a)                                 Each of the Lenders hereby appoints and authorizes its Funding Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to each Funding Agent by the terms hereof and the other Transaction Documents, together with such powers as are reasonably incidental thereto.

(b)                                 No Funding Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against any Funding Agent.

(c)                                  No Funding Agent has assumed, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with any Transaction Party or Lender except as otherwise expressly agreed by such Funding Agent.

(d)                                 Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall any Funding Agent ever be required to take any action which exposes such Funding Agent to personal liability or which is contrary to any provision of any Transaction Document or applicable Requirements of Law.

33.2                        Funding Agent’s Reliance, etc.

Neither any Funding Agent nor its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Funding Agent under or in connection with this Agreement or the other Transaction Documents in the absence of its or their own negligence or willful misconduct. Without limiting the generality of the foregoing, each Funding Agent:

(a)                                 may consult with legal counsel (including counsel for the Collateral Agent, the Company, the Master Servicer or the Contributor), independent certified public accountants and other experts selected by them and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(b)                                 makes no warranty or representation to any Lender (whether written or oral) and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document;

(c)                                  shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of any Transaction Party or any other Person, or to inspect the property (including the books and records) of any Transaction Party;

(d)                                 shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Documents or any other instrument or document furnished pursuant hereto; and

(e)                                  shall incur no liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by electronic mail) believed by them to be genuine and signed or sent by the proper party or parties.

33.3                        Funding Agent and Affiliates

(a)                                 In the event that any Funding Agent is a Lender, with respect to any Loan or interests therein owned by it, it shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it was not a Funding Agent.

(b)                                 Each Funding Agent and any of its Affiliates may generally engage in any kind of business with any Transaction Party or the Company, any of their respective Affiliates and any Person who may do business with or own securities of any Transaction Party or the Company or any of their respective Affiliates, all as if such Funding Agent were not a Funding Agent and without any duty to account therefor to any Lenders.

33.4                        Indemnification of Funding Agent

Each Lender agrees to indemnify its Funding Agent (to the extent not reimbursed by the Transaction Parties), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Funding Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by such Funding Agent under this Agreement or any other Transaction Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from its Funding Agent’s negligence or willful misconduct.

33.5                        Delegation of Duties

Each Funding Agent may execute any of its duties through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Funding Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

33.6                        Action or Inaction by Funding Agent

(a)                                 Each Funding Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless they shall first receive such advice or concurrence of the Lender in its Lender Group and assurance of its indemnification by the Lender in its Lender Group, as it deems appropriate.

(b)                                 Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Lender in its Lender Group and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon such Lender.

33.7                        Notice of Facility Events

(a)                                 No Funding Agent shall be deemed to have knowledge or notice of the occurrence of any Facility Event or any other default or termination event under the Transaction Documents unless such Funding Agent has received notice from the Collateral Agent, any other Funding Agent, the Administrative Agent, any Lender, the Master Servicer or the Company stating that such event has occurred hereunder or thereunder and describing such termination event or default.

(b)                                 If a Funding Agent receives such a notice, it shall promptly give notice thereof to the Lender in its Lender Group and to the Administrative Agent and the Collateral Agent (but only if such notice received by such Funding Agent was not sent to the Administrative Agent and the Collateral Agent).

(c)                                  Each Funding Agent may take such action concerning a Facility Event as may be directed by the Lender in its Lender Group (subject to the other provisions of this Section 33) but until such Funding Agent receives such directions, such Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as such Funding Agent deems advisable.

33.8                        Non-Reliance on Funding Agent Other Parties

(a)                                 Except to the extent otherwise agreed to in writing between a Lender and its Funding Agent, each Lender expressly acknowledges that neither its Funding Agent nor any of its Funding Agent’s directors, officers, agents or employees has made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including any review of the affairs of the Transaction Parties, shall be deemed to constitute any representation or warranty by such Funding Agent.

(b)                                 Each Lender represents and warrants to its Funding Agent that, independently and without reliance upon such Funding Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Transaction Parties and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by a Funding Agent to the Lender in its Lender Group, the Collateral Agent, the Administrative Agent, any other Lender or any other Funding Agent, no Funding Agent shall have any duty or responsibility to provide its Lender, the Collateral Agent, the Administrative Agent, any other Lender or any other Funding Agent, with any information concerning the Transaction Parties or any of their Affiliates that comes into the possession of such Funding Agent or any of its directors, officers, agents, employees, attorneys in- fact or Affiliates.

33.9                        Successor Funding Agent

(a)                                 Each Funding Agent may, upon at least thirty (30) days’ notice to the Collateral Agent, the Company, the Master Servicer, the Administrative Agent and its Lender resign as a Funding Agent.

(b)                                 Such resignation shall not become effective until a successor Funding Agent is appointed in the manner prescribed by the relevant Program Support

Agreements or, in the absence of any provisions in such Program Support Agreements providing for the appointment of a successor Funding Agent, until a successor Funding Agent is appointed by the Lender in its Lender Group and such successor Funding Agent has accepted such appointment.

(c)                                  If no successor Funding Agent shall have been so appointed within thirty (30) days after the departing Funding Agent’s giving of notice of resignation, then the departing Funding Agent may, on behalf of its Lender, appoint a successor Funding Agent, which successor Funding Agent shall be either a commercial bank having short-term debt ratings of at least A-1 from S&P and P-1 from Moody’s or an Affiliate of such an institution.

(d)                                 Upon such acceptance of its appointment as Funding Agent hereunder by a successor Funding Agent, such successor Funding Agent shall succeed to and become vested with all the rights and duties of the retiring Funding Agent (including the provisions of Section 33.9(b)), and the retiring Funding Agent shall be discharged from any further duties and obligations under the Transaction Documents.

(e)                                  After a Funding Agent’s resignation hereunder, the provisions of Section 12, Section 36.12 and this Section 33.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Funding Agent.

33.10                 Reliance on Funding Agent

Unless otherwise advised in writing by any Funding Agent or by any Lender, each party to this Agreement may assume that:

(a)                                 each Funding Agent is acting for the benefit and on behalf of the Lender in its Lender Group as well as for the benefit of each assignee or other transferee from any such Person; and

(b)                                 each action taken by a Funding Agent has been duly authorized and approved by all necessary action on the part of the Lender in its Lender Group.

34.                               ROLE OF THE ADMINISTRATIVE AGENT

34.1                        Authorization and Action

(a)                                 Each of the Lenders and the Funding Agents hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and the other Transaction Documents, together with such powers as are reasonably incidental thereto.

(b)                                 The Administrative Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Administrative Agent.

(c)                                  The Administrative Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with any Transaction Party, Funding Agent or Lender except as otherwise expressly agreed by the Administrative Agent.

(d)                                 Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent ever be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to any provision of any Transaction Document or applicable Requirements of Law. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirements of Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

34.2                        Administrative Agent’s Reliance, Etc.

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as the Administrative Agent under or in connection with this Agreement or the other Transaction Documents in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent:

(a)                                 may consult with legal counsel (including counsel for the Collateral Agent, the Company, the Master Servicer or the Contributor), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(b)                                 makes no warranty or representation to any Lender, the Collateral Agent or any Funding Agent (whether written or oral) and shall not be responsible to any Lender, the Collateral Agent or any Funding Agent for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document;

(c)                                  shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of any Transaction Party or any other Person, or to inspect the property (including the books and records) of any Transaction Party;

(d)                                 shall not be responsible to any Lender, the Collateral Agent or any Funding Agent for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Documents or any other instrument or document furnished pursuant hereto; and

(e)                                  shall incur no liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by electronic mail) believed by it to be genuine and signed or sent by the proper party or parties.

34.3                        Administrative Agent and Affiliates

With respect to any Loan or interests therein owned by it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent. The Administrative Agent and any of its Affiliates may generally engage in any kind of business with any Transaction Party or the Company, any of their respective Affiliates and any Person who may do business with or own securities of any Transaction Party or the Company or any of their respective Affiliates, all as if the Administrative Agent were not the Administrative Agent and without any duty to account therefor to any Lenders.

34.4                        Indemnification of Administrative Agent

Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Transaction Parties), ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (inclusive of VAT) which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrative Agent under this Agreement or any other Transaction Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s negligence or willful misconduct. The provisions in this Section 34.4 shall survive payment on the Final Payout Date and the resignation or replacement of the Administrative Agent.

34.5                        Delegation of Duties

The Administrative Agent may execute any of its duties through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

34.6                        Action or Inaction by Administrative Agent

(a)                                 The Administrative Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such advice or concurrence of the Lenders and assurance of its indemnification by the Lenders, as it deems appropriate.

(b)                                 The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Majority Lenders or, if the Transaction Documents expressly specify that the relevant action requires the consent or direction of all the Funding Agents, all the

Funding Agents and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and the Funding Agents.

34.7                        Notice of Facility Events

(a)                                 The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Facility Event or any other default or termination event under the Transaction Documents unless the Administrative Agent has received notice from the Collateral Agent, any Funding Agent, any Lender, the Master Servicer or the Company stating that such event has occurred and describing such termination event or default.

(b)                                 If the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Funding Agents, the Lenders and to the Collateral Agent (but only if such notice received by the Administrative Agent was not sent to such Persons).

(c)                                  The Administrative Agent may take such action concerning a Facility Event or any other matter hereunder as may be directed by the Majority Lenders or, if the Transaction Documents expressly specify that the relevant action requires the consent or direction of all the Funding Agents, all the Funding Agents (subject to the other provisions of this Section 34 but until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrative Agent deems advisable.

34.8                        Non-Reliance on Administrative Agent Other Parties

(a)                                 Each Lender and Funding Agent expressly acknowledges that neither the Administrative Agent nor any of the Administrative Agent’s directors, officers, agents or employees has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Transaction Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent.

(b)                                 Each Lender and Funding Agent represents and warrants to the Administrative Agent that, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Funding Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Transaction Parties and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by the Administrative Agent to any Lender, any Funding Agent, or the Collateral Agent, the Administrative Agent shall not have any duty or responsibility to provide any Funding Agent, any Lender or the Collateral Agent with any information concerning the Transaction Parties or any of their Affiliates that comes into the possession of the

Administrative Agent or any of its directors, officers, agents, employees, attorneys in- fact or Affiliates.

34.9                        Successor Administrative Agent

(a)                                 The Administrative Agent may, upon at least thirty (30) days’ notice to the Collateral Agent, the Company, the Master Servicer, the Funding Agents and the Lenders resign as Administrative Agent.

(b)                                 Such resignation shall not become effective until a successor Administrative Agent is appointed by the Lenders and has accepted such appointment.

(c)                                  If no successor Administrative Agent shall have been so appointed within thirty (30) days after the departing Administrative Agent ‘s giving of notice of resignation, then the departing Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be either a commercial bank having short-term debt ratings of at least A-1 from S&P and P-1 from Moody’s or an Affiliate of such an institution.

(d)                                 Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from any further duties and obligations under the Transaction Documents.

(e)                                  After the Administrative Agent’s resignation hereunder, the provisions of Section 12, Section 36.12 and this Section 34.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

34.10                 Reliance on Administrative Agent

Unless otherwise advised in writing by the Administrative Agent, each party to this Agreement may assume that:

(a)                                 the Administrative Agent is acting for the benefit and on behalf of each of the Lenders and Funding Agents, as well as for the benefit of each assignee or other transferee from any such Person; and

(b)                                 each action taken by the Administrative Agent has been duly authorized and approved by all necessary action on the part of the Lenders or the Funding Agents (as applicable).

34.11                 Reports

The Administrative Agent shall provide to the Collateral Agent any Monthly Settlement Reports and Periodic Reports received pursuant to this Agreement reasonably promptly following a request by the Collateral Agent for any such any such Monthly Settlement Reports or Periodic Reports.

34.12                 Consent to Scope of Audit

Each Lender, by becoming a party to this Agreement, authorizes the Administrative Agent:

(a)                                 to execute on its behalf a letter agreement with respect to the limited engagement of, and consenting to the Scope of Audit to be performed by, a firm of nationally recognized independent public accountants acceptable to such the Administrative Agent in connection with the transactions contemplated by the Transaction Documents; and

(b)                                 to approve additional audit procedures.

PART 11
ADMINISTRATION

35.                               PAYMENTS AND COMPUTATIONS, ETC.

35.1                        Payments

(a)                                 All amounts to be paid by the Company (or the Administrative Agent on its behalf) to the Collateral Agent, the Administrative Agent, any Lender or any Facility Indemnified Party hereunder shall be paid no later than 2:00 p.m. (London time) on the day when due in immediately available funds (without counterclaim, set-off, deduction, defense, abatement, suspension or deferment) to the account of the Administrative Agent.  All amounts to be deposited by the Company or the Administrative Agent into any Company Concentration Account or any other account shall be deposited in immediately available funds no later than 12:30 p.m. (London time) on the date when due.

(b)                                 The Company (or the Administrative Agent on its behalf) shall, to the extent permitted by Requirements of Law, pay interest on any amount not paid or deposited by it when due hereunder (after as well as before judgment), at an interest rate per annum equal to the Default Interest Rate, payable on demand.

(c)                                  All computations of Interest, Fees, and other amounts hereunder shall be made on the basis of a year of 365 days (or 366, as applicable) in the case of Sterling amounts and 360 days in the case of U.S. Dollar and Euro amounts, for the actual number of days (including the first but excluding the date of payment) elapsed.

(d)                                 Whenever any payment or deposit to be made hereunder shall be due on a day other than a Funding Business Day, such payment or deposit shall be made on the next succeeding Funding Business Day and such extension of time shall be included in the computation of such payment or deposit.

(e)                                  Any computations by the Administrative Agent or a Funding Agent of amounts payable by the Company hereunder shall be binding upon the Company absent manifest error.

(f)                                   All payments of principal and Interest in respect of any Loan shall be made in the same Approved Currency as the Approved Currency in which such Loan is denominated. All other payments to be made by the Company (or the Administrative Agent on its behalf) hereunder shall be made in accordance with the provision of this Agreement.

(g)                                  The Administrative Agent shall remit in like funds to each Lender (or its Funding Agent) its applicable pro rata share (based on the amount each such Lender’s Principal Balance of Loans represents of the Principal Balance of all Loans of each such payment received by the Administrative Agent for the account of the Lenders.

35.2                        Conversion of Currencies

(a)                                 To the extent practicable, the Company (or the Master Servicer or the Collateral Agent, as applicable, acting on its behalf) shall apply funds in the Company Concentration Account denominated in a currency to the payment of amounts in the same currency.

(b)                                 On any Settlement Date, in applying funds in accordance with the order of priority set forth in the Pre-Enforcement Priority of Payments or the Post-Enforcement Priority of Payments, as applicable, to the extent that an amount payable in accordance with such order of priority in an Approved Currency exceeds the amount of funds in the Company Concentration Account denominated in that Approved Currency (an “Approved Currency Shortfall”) and funds denominated in any other Approved Currency are available in the Company Concentration Account prior to making payment of any amounts ranking lower in such order of priority, then the Company (or the Master Servicer or the Collateral Agent, as applicable, acting on its behalf) shall instruct the Company Account Bank to convert such other funds into the currency of the Approved Currency Shortfall and the Company (or the Master Servicer or the Collateral Agent, as applicable, acting on its behalf) shall apply such converted funds in payment of the amounts comprising the Approved Currency Shortfall.

(c)                                  Whenever any computation or calculation hereunder requires the aggregation of amounts denominated in more than one Approved Currency, all amounts that are denominated in a Local Currency shall be converted to Euro using the Spot Rate as at the date immediately preceding the date of such calculation.

(d)                                 The Master Servicer shall provide instructions to the Company and the Collateral Agent with respect to conversion of funds from one currency into another currency and the Company and the Collateral Agent are each hereby authorized, to the extent it is required to convert funds in one currency into funds in another currency in order to make any payment or distribution, to convert such funds at the Spot Rate.

35.3                        Redenomination of Local Currencies

Each obligation of any party to this Agreement to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Payment Period.

Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and:

(a)                                 without limiting the liability of the Company for any amount due under this Agreement or any other Transaction Document; and

(b)                                 without increasing any Commitment of any Lender,

all references in this Agreement or any other Transaction Document to minimum amounts (or integral multiples thereof) denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall, immediately upon such adoption, be replaced by references to such minimum amounts (or integral multiples thereof) as shall be specified herein with respect to Borrowings denominated in Euro.

Each provision of this Agreement and the other Transaction Documents shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

36.                               MISCELLANEOUS

36.1                        Liability of the Company

Except as set forth below in Section 36.2, the Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any other Transaction Document. Except as provided in the preceding sentence and otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Company hereunder.  Notwithstanding any other provision hereof or of any Agreement, the sole remedy of the Collateral Agent (in its individual capacity or as Collateral Agent), the Lenders, the other Secured Parties or any other Person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Agreement or any other Transaction Document shall be against the assets of the Company, subject to the payment priorities contained herein. Neither the Collateral Agent, the Lenders, the other Secured Parties nor any other Person shall have any claim against the Company to the extent that the Company’s assets are insufficient to meet such obligations, covenant, representation, warranty or agreement (the difference being referred to herein as a “Shortfall”) and all claims in respect of the Shortfall shall be extinguished.

36.2                        Limitation on Liability of the Company

Subject to Sections 36.1 and 36.11, neither the Company nor any of their respective managers or officers or employees or agents shall be under any liability to the Collateral Agent, the Lenders, the other Secured Parties or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement or any other Transaction Document whether or not such action or inaction arises from express or implied duties under any Transaction Document; provided, however, that this provision shall not protect the Company against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of any obligations and duties hereunder.

36.3                        Merger or Consolidation of, or Assumption of the Obligations of, Huntsman International or the Company

(a)                                 Huntsman International shall not consolidate with or merge into any other corporation or convey, transfer or dispose of its properties and assets (including in the case of Huntsman International its consolidated Subsidiaries as property and assets) substantially as an entirety to any Person, or engage in any corporate restructuring or reorganization, or liquidate or dissolve unless (x) Huntsman International is the surviving entity or (y) the following conditions is satisfied:

(i)                                     the business entity formed by such consolidation or into which Huntsman International is merged or the Person which acquires by conveyance, transfer or disposition of the properties and assets of Huntsman International substantially as an entirety, if Huntsman International is not the surviving entity, shall expressly assume, by an agreement hereto, executed and delivered to the Collateral Agent, the Funding Agents and the Administrative Agent, in form and substance reasonably satisfactory to the Collateral Agent, the Funding Agents and the Administrative Agent, the performance of every covenant and obligation of Huntsman International under the Transaction Documents;

(ii)                                  Huntsman International has delivered to the Collateral Agent, the Funding Agents and the Administrative Agent a Certificate of a Responsible Officer and an Opinion of Counsel (which, as to factual matters, may be based on a certificate by Huntsman International) each stating that such consolidation, merger, restructuring, reorganization, conveyance, transfer or disposition or engagement in any corporate restructuring or reorganization and such supplemental agreement comply with this Section 36.3, that such agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by Applicable Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(iii)                               the Company shall have delivered to the Collateral Agent, the Funding Agents and the Administrative Agent a Tax Opinion, dated the date of such consolidation, merger, restructuring, reorganization, conveyance or transfer, with respect thereto.

(b)                                 The obligations of the Company hereunder shall not be assigned nor shall any Person succeed to the obligations of the Company hereunder.

(c)                                  Notwithstanding satisfaction of the conditions set forth in this Section 36.3 or the conditions set forth in Section 5.01 of the Servicing Agreement and Section 6.11 (or any corresponding Section) of the Origination Agreements, the occurrence of any such event set forth in such Sections shall require the delivery to the Administrative Agent of the prior written consent of each Funding Agent, such consent not to be unreasonably withheld; provided, however, that if such event is a merger, consolidation, restructuring or reorganization between Affiliates of Huntsman International and the relevant Transaction Party is the surviving entity, then the prior written consent of the Funding Agents shall not be required.

36.4                        Protection of Right, Title and Interest to Collateral

The Company (or the Master Servicer on behalf of the Company) shall cause this Agreement, the Servicing Agreement and any other relevant Transaction Document, all amendments thereto and/or all financing statements and continuation statements and any other necessary documents covering the Collateral Agent’s right, title and interest to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Collateral Agent hereunder to all property comprising the Collateral. The Company (or the Master Servicer on behalf of the Company) shall deliver to the Collateral Agent copies of, or filing receipts and acknowledgment copies for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. In the event that the Master Servicer fails to file such financing or continuation statements and the Collateral Agent has received an Opinion of Counsel, at the expense of the Company, that such filing is necessary to fully preserve and to protect the Collateral Agent’s right, title and interest in any Collateral, then the Collateral Agent shall have the right to file the same on behalf of the Master Servicer, the Company and the Collateral Agent shall be reimbursed and indemnified by the Company for making such filing. The Company shall cooperate fully with the Master Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 36.4.

36.5                        Effectiveness

This Agreement amends and restates the Existing Agreement.  On the Restatement 2019 Effective Date, this Agreement shall come into effect as an amendment and restatement of the Existing Agreement.

36.6                        Further Assurances

(a)                                 Each of the Company, the Master Servicer and the Collateral Agent agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Administrative Agent or the Funding Agents more fully to give effect to the purposes of this Agreement and the other Transaction Documents, the grant of security interest in the Collateral and the making of the loans hereunder, including, in the case of the Company and the Master Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Collateral for filing or registration under the provisions of the relevant UCC or similar legislation of any applicable jurisdiction; provided that, in the case of the Collateral Agent, the Collateral Agent shall have received reasonable assurance in writing of adequate reimbursement and indemnity in connection with taking such action before the Collateral Agent shall be required to take any such action.

(b)                                 If any Person or Group outside the Huntsman Group or the Parent Company or any of its subsidiaries is or becomes the direct Beneficial Owner of more than 35% of the then outstanding voting capital stock of Huntsman International and as a result of such Beneficial Ownership any of the Administrative Agent, the Funding Agents or the Lenders needs to complete “know your customer” or similar checks or other similar processes in respect of such Person or Group, notwithstanding any other provision of the Transaction Documents, Huntsman  International agrees to do and perform any and all acts, to provide all information and to execute any and all further instruments required or reasonably requested by the Administrative Agent or the Funding Agents to allow the Administrative Agent, the Funding Agents or the Lenders to  complete their “know your customer” requirements or similar checks or processes in respect of such Person or Group to its satisfaction.

36.7                        Power of Attorney

The Company authorizes the Collateral Agent, and hereby irrevocably appoints the Collateral Agent, as its agent and attorney in fact coupled with an interest, with full power of substitution and with full authority in place of the Company, to take any and all steps in the Company’s name and on behalf of the Company, that are necessary or desirable, in the determination of the Collateral Agent to collect amounts due under the Receivables and the other Receivable Assets, including: (a) endorsing the Company’s name on checks and other instruments representing Collections of Receivables and the other Receivable Assets and enforcing the Receivable Assets; (b) taking any of the actions provided for under Section 7.03 of the Contribution Agreement (or the corresponding provisions of any Origination Agreement); and (c) enforcing the Receivables and the other Receivable Assets, including to ask, demand, collect, sue for, recover, compromise, receive and give aquittance and receipts for moneys due and to become due under or in connection with therewith and to file any claims or take any action or institute any proceedings that the Collateral Agent (or any designee thereof) may deemed to be necessary or desirable for the collection thereof or to enforce compliance with the other terms and conditions of, or to perform any obligations or enforce any rights of the Company in respect of, the Receivables and the other Receivable Assets.  The rights under this Section 36.7 shall not be exercisable with respect to the Company unless an Originator Termination Event has occurred and is continuing with respect to a relevant Originator (and then only to Receivables originated by such Originator) or a Program Termination Event as set forth in Section 7.02(a) of the Contribution Agreement or a Termination Event has occurred and is continuing.

36.8                        Certain Information

The Master Servicer and the Company shall promptly provide to the Collateral Agent such information in computer tape, hard copy or other form regarding the Receivables or other Collateral as the Collateral Agent may reasonably determine to be necessary to perform its obligations hereunder.

The parties hereto hereby agree that the Lenders and Funding Agents may disclose this Agreement, the other Transaction Documents and other information relating thereto to any rating agency rating the commercial paper notes issued by or on behalf of a Lender and any other credit rating agency registered with the U.S. Securities Exchange Commission who provides any Lender or Funding Agent with a certificate in accordance with paragraph (e) of Rule 17g-5 of the U.S. Securities Exchange Act of 1934 (“Rule 17g-5”) and who wishes to view such documents or information solely for the purposes of determining or monitoring credit ratings in accordance with Rule 17g-5; provided that such other credit rating agency agrees in writing (which includes any click-through confidentiality provision for website access) to keep such information confidential.

36.9                        Third-Party Beneficiaries

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as provided in this Section 36.9 or to the extent provided in relation to any Facility Indemnified Parties, no other Person will have any right or obligation hereunder.

36.10                 Merger and Integration

Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

36.11                 Responsible Officer Certificates; No Recourse

Any certificate executed and delivered by a Responsible Officer of the Master Servicer, the Company or the Collateral Agent pursuant to the terms of the Transaction Documents shall be executed by such Responsible Officer not in an individual capacity but solely in his or her capacity as an officer of the Company or the Collateral Agent, as applicable, and such Responsible Officer will not be subject to personal liability as to matters contained in the certificate.  A manager, officer, employee or shareholder, as such, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document.

36.12                 Costs and Expenses

The Company agrees to pay all reasonable fees and out of pocket costs and expenses of the Collateral Agent, the Liquidation Servicer, the Administrative Agent, each Funding Agent and each Lender (including reasonable fees and disbursements of counsel to the Collateral Agent, the Liquidation Servicer, the Administrative Agent, each Funding Agent and each Lender) in connection with (i) the preparation, execution and delivery of this Agreement and the other Transaction Documents and amendments or waivers of any such documents, (ii) the reasonable enforcement by the Collateral Agent, the Administrative Agent, any Funding Agent or any Lender of the obligations and liabilities of the Company and the Master Servicer under this Agreement, the other Transaction Documents or any related document, (iii) any restructuring or workout of this Agreement or any related document and (iv) any inspection of the Company’s and/or the Master Servicer’s offices, properties, books and records and any discussions with the officers, employees and the Independent Public Accountants of the Company or the Master Servicer; provided, however, that in respect of payments of out-of-pocket costs and expenses incurred pursuant to clause (iv) above, the Company agrees to pay such out-of-pocket costs and expenses (a) in connection with one inspection conducted once every calendar year prior to the occurrence of a Termination Event or a Master Servicer Default; provided, however, that such annual inspection with respect to a Funding Agent shall not exceed $30,000; and (b) in connection with any inspection conducted following the occurrence and during the continuance of a Termination Event or a Master Servicer Default.

36.13                 No Waiver; Cumulative Remedies

No failure to exercise and no delay in exercising, on the part of the Collateral Agent, the Administrative Agent, any Funding Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

36.14                 Amendments

This Agreement may be amended in writing from time to time by the Master Servicer, the Company, the Administrative Agent and the Collateral Agent with the written consent of the Majority Lenders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment shall, unless signed or consented to in writing by all Lenders, (i) extend the time for payment, or reduce the amount, of any amount of money payable to or for the account of any Lender under any provision of this Agreement, extend the Commitment Termination Date, (ii) subject any Lender to any additional obligation (including, any change in the determination of any amount payable by any Lender) or (iii) change the Pro Rata Shares or the Aggregate Commitment or the percentage of Lenders or Principal Balance of Loans which shall be required for any action under this Section or any other provision of this Agreement or any other Transaction Document.

36.15                 Severability

If any provision hereof is void or unenforceable in any jurisdiction, such status shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

36.16                 Notices

All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by electronic mail) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when (i) delivered by hand, (ii) upon the earlier of actual receipt or physical delivery attempt, if deposited in the mail, postage prepaid or sent by recognized courier service, or, (iii) in the case of electronic mail, when received, in each case addressed to the address set forth below, in case of the Company, the Master Servicer, the Administrative Agent and the Collateral Agent, or, in the case of any Funding Agent or Lender, at their addresses set forth on Schedule 1 or, if applicable, Attachment 1 to any Commitment Transfer Agreement, or at such other address or electronic address as shall be designated by such party in a written notice to the other parties hereto.

The Company:

Huntsman Receivables Finance LLC
c/o Huntsman International LLC
10003 Woodloch Forest Drive

The Woodlands, TX 77380
Attention: Office of General Counsel
Phone Number: +1 281 719-6000

E-mail: david_stryker@huntsman.com; frank_van_opstal@huntsman.com with a copy to the Master Servicer

The Master Servicer:

VANTICO GROUP S.à r.l.

51, Boulevard Grande Duchesse Charlotte

L-1331 Luxembourg

Phone Number:  + 352 28 269 681

E-mail: frank_van_opstal@huntsman.com

The Collateral Agent or Administrative Agent:

8 Canada Square

London E14 5HQ

United Kingdom

Attention: Structured Finance: Lilit Yolyan; Vanessa Borgards.

Phone number: +44 020 79911571

E-mail addresses: lilityolyan@hsbc.com; vanessa1borgards@hsbc.com

Notices, requests and demands hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Master Servicer, the Administrative Agent, the Funding Agents and the Collateral Agent.  The Master

Servicer, the Administrative Agent, the Funding Agents and the Collateral Agent may, each in its discretion, agree to accept notices, requests and demands to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.  Notwithstanding the foregoing, the parties hereto agree that the Periodic Reports delivered pursuant to Section 20.1 may be delivered by electronic communications.

36.17                 Successors and Assigns

(a)                                 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)                                 Any Lender may at any time assign to one or more Eligible Assignees (any such assignee shall be referred to herein as “Acquiring Lender”) all or a portion of its interests, rights and obligations under this Agreement and the Transaction Documents; provided, however, that:

(i)                                   the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Commitment Transfer Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than €10,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment);

(ii)                                the parties to each such assignment shall execute and deliver to the Administrative Agent and the related Funding Agent a Commitment Transfer Agreement, substantially in the form of Schedule 5, together with, in the case of any assignment to a Person other than an Eligible Assignee (excluding clause (B) of the definition thereof), a processing and recordation fee payable to the Administrative Agent of $3,500;

(iii)                             the Acquiring Lender, if it shall not already be a Lender or Funding Agent shall deliver to the Administrative Agent and the related Funding Agent an Administrative Questionnaire, substantially in the form of Schedule 9 and

(iv)                            subject to the provisions of this section, unless a Termination Event has occurred and is outstanding, the consent of the Company (not be unreasonably withheld or delayed) is required for any assignment by a Lender; provided that it would not be unreasonable to withhold consent if such consent is withheld due to the credit worthiness of the Acquiring Lender or due to the need to limit the number of Acquiring Lenders. The Company will be deemed to have given its consent five (5) Business Days after a Lender has requested it unless consent has been expressly refused by the Company within such time.

Notwithstanding the provisions of sub-clause (iv) above, any Lender can assign all or a portion of its interests, rights and obligations under this Agreement and the Transaction Documents to (x) a Conduit Assignee of such Lender, which Conduit Assignee is rated at least “A-1” by S&P and at least “P-1” by Moody’s, or (y) an Affiliate Assignee of such Lender or its related

Funding Agent, in each case, without consent; provided that such assignment would not result in adverse tax consequences with respect to the obligations of the Company pursuant to Section 10 or increased costs for the Company or any of its Affiliates with respect to the obligations of the Company or such Affiliate pursuant to Section 10, in which instance Company consent would be required (which consent may not be unreasonably withheld). Upon acceptance and recording pursuant to Section 36.17(e), from and after the applicable Transfer Effective Date (A) the Acquiring Lender thereunder shall be a party hereto and, to the extent of the interest assigned by such Commitment Transfer Agreement, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned pursuant to Commitment Transfer Agreement, be released from its obligations under this Agreement and the other Transaction Documents (and, in the case of a Commitment Transfer Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Transaction Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 9, 10, 12, 14 and 36.12, as well as to any fees accrued for its account and not yet paid).

(c)                                  By executing and delivering a Commitment Transfer Agreement, the assigning Lender thereunder and the Acquiring Lender thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

(i)                                   such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment and Loans being assigned, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Commitment Transfer Agreement;

(ii)                                except as set forth in sub-clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of any Originator, the Master Servicer or the Company or the performance or observance by any Originator, the Master Servicer or the Company of any of their respective obligations under this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto;

(iii)                             such Acquiring Lender represents and warrants that it is legally authorized to enter into such Commitment Transfer Agreement;

(iv)                            such Acquiring Lender confirms that it has received a copy of this Agreement or any other Transaction Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Transfer Agreement;

(v)                               such Acquiring Lender will independently and without reliance upon the Administrative Agent, any Funding Agent, the Collateral Agent, the assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or any other Transaction Document;

(vi)                            such Acquiring Lender appoints and authorizes the Administrative Agent and its related Funding Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent and its related Funding Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and

(vii)                         such Acquiring Lender agrees that it will perform in accordance with its terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)                                 The Administrative Agent shall maintain at one of its offices a copy of each Commitment Transfer Agreement delivered to it and a register for the recordation of the names and addresses of the Lender, and the Commitments of each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register as provided in this Section 36.17(c) shall be conclusive and the Company, the Master Servicer, the Lenders, the Registrar, the Administrative Agent, the Funding Agents and the Collateral Agent shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In determining whether the holders of the requisite Loans or Commitments have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Loans or Commitments owned by the Company, the Master Servicer, the Servicer Guarantor, any Originator or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Collateral Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only as Loans of Commitments which a Responsible Officer of the Collateral Agent actually knows to be so owned shall be so disregarded. The Register shall be available for inspection by the Company, the Master Servicer, any Originator, the Lenders and the Collateral Agent, at any reasonable time and from time to time upon reasonable prior notice.

(e)                                  Upon its receipt of a duly completed Commitment Transfer Agreement executed by an assigning Lender and a Acquiring Lender, an Administrative Questionnaire completed in respect of the Acquiring Lender (unless the Acquiring Lender shall already be a Lender hereunder) and the processing and recordation fee referred to in Section 36.17(b) above, (i) the Administrative Agent and the related Funding Agent shall accept such Commitment Transfer

Agreement, (ii) the Administrative Agent shall record the information contained therein in the Register and (iii) the related Funding Agent shall give prompt written notice thereof to the Lender, the Company, the Master Servicer and the Collateral Agent. No assignment shall be effective unless and until it has been recorded in the Register as provided in this Section 36.17(e).

(f)                                   Any Lender may sell participations to one or more banks or other entities (the “Participants”) in all or a portion of its rights and obligations under this Agreement and the other Transaction Documents (including all or a portion of its Commitment); provided, however, that:

(i)                                   such Lender’s obligations under this Agreement shall remain unchanged;

(ii)                                such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

(iii)                             the Participants shall be entitled to the benefit of the cost protection provisions contained in Sections 9, 10 and 12, 14, and shall be required to provide the tax forms and certifications described in Section 11.2(d), to the same extent as if they were Lenders; provided that no such Participant shall be entitled to receive any greater amount pursuant to such Sections than a Lender, as applicable, would have been entitled to receive in respect of the amount of the participation sold by such Lender to such Participant had no sale occurred;

(iv)                            the Company, the Master Servicer, the other Lenders, the Administrative Agent, the Funding Agents and the Collateral Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce its rights under this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or increasing or extending the Commitments); and

(v)                               the sum of the aggregate amount of any Commitment plus the portion of the Principal Balance subject to such participation shall not be less than €10,000,000.

(g)                                Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 36.17, disclose to the Acquiring Lender or Participant or proposed Acquiring Lender or Participant any information relating to any Originator, the Master Servicer, or the Company furnished to such Lender by or on behalf of such entities.

(h)                               Neither the Company nor the Master Servicer shall assign or delegate any of its rights or duties hereunder other than to an Affiliate thereof without the prior written consent of the Funding Agents, the Administrative Agent, the Collateral Agent and each Lender, and any attempted assignment without such consent shall be null and void.

(i)                                     Notwithstanding any other provisions herein, no transfer or assignment of any interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Collateral to be regarded as “plan assets” pursuant to 29 C.F.R. § 2510.3 101.

(j)                                    No provision of the Transaction Documents shall in any manner restrict the ability of any Lender to assign, participate, grant security interests in, or otherwise transfer any portion of their respective Principal Balance. Without limiting the foregoing, each Lender may, in one or a series of transactions, transfer all or any portion of its Principal Balance, and its rights and obligations under the Transaction Documents to a Conduit Assignee or Affiliate Assignee.

(k)                                 Any Lender may at any time pledge or grant a security interest in all or any portion of its Loan and its rights under this Agreement and the Transaction Documents to secure obligations of such Lender to a Federal Reserve Bank, European Central Bank, Bank of England or other central bank and this Section 36.17(k) shall not prohibit or otherwise limit to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder, or substitute any such pledgee or grantee for such Lender as a party hereto.

(l)                                     The Company and the Master Servicer agree to assist each Lender, upon its reasonable request, in syndicating its respective Commitments hereunder or assigning its rights and obligations hereunder, including making management and representatives of the Master Servicer and the Company reasonably available to participate in informational meetings with potential assignees.

36.18                 Counterparts

This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

36.19                 Adjustments; Setoff

(a)                                 If any Lender (a “Benefited Lender”) shall at any time receive in respect of its Principal Balance any distribution of any amount, including interest or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, or otherwise) in a greater proportion than any such distribution (if any) received by any other Lender in respect of such other Lender’s Principal Balance, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender’s Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Master Servicer and the Company agree that each Lender so purchasing a Loan (or interest therein) may exercise all rights of payment (including rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

(b)                                 In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company, to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder to setoff and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Company. Each Lender agrees promptly to notify the Company, the Administrative Agent and the Funding Agents after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

(c)                                  If and to the extent, but without double counting, the Collateral Agent, the Administrative Agent or any Lender (the “Recipients”) shall be required for any reason to pay over to an Obligor or to any other Person any amount received from the Company under this Agreement, such amount shall be deemed not to have been received by the relevant Recipient but rather to have been retained by the Company and, accordingly, such Recipient shall have a claim against the Company for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

36.20                 Limitation of Payments by the Company

The Company’s obligations under Sections 10, 11, 12 and 14 shall be limited to the funds available to the Company which have been properly distributed to the Company pursuant to this Agreement and the other Transaction Documents and neither the Administrative Agent, nor any Funding Agent nor any Lender nor any other Secured Party shall have any actionable claim against the Company for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.  Notwithstanding any other provision of this Agreement or any other Transaction Document, no recourse under any obligation, covenant or agreement of the Company contained in this Agreement shall be had against any incorporator, stockholder, member, officer, director, employee or agent of the Company or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Company and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, member, officer, director, employee or agent of or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Company contained in this Agreement or the other Transaction Documents to which the Company is a party, or implied therefrom, and that any and all personal liability for breaches by the Company of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for this Agreement.

36.21                 No Bankruptcy Petition; No Recourse

(a)                                 The Administrative Agent, each Funding Agent, each Lender, the Master Servicer and the Collateral Agent hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Company, any bankruptcy, reorganization, arrangement, examinership, insolvency or liquidation proceedings, or other similar proceedings under any Applicable Insolvency Laws.

(b)                                 Notwithstanding anything elsewhere herein contained, the sole remedy of the Administrative Agent, each Funding Agent, the Master Servicer, the Collateral Agent and each Lender or any other person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Agreement shall be against the assets of the Company, subject to the payment priorities contained in Sections 17 and 18. Neither the Administrative Agent, nor any Funding Agent, nor any Lender, nor the Collateral Agent, nor the Master Servicer, nor any other person shall have any claim against the Company to the extent that such assets are insufficient to meet any such obligation, covenant, representation, warranty or agreement (the difference being referred to herein as “shortfall”) and all claims in respect of the shortfall shall be extinguished. A director, member, independent manager, managing member, officer or employee, as applicable, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document.

(c)                                  Notwithstanding any other provision of this Agreement or any other Transaction Document, each Lender (other than in the case of a Conduit Lender with respect to itself), the Company, the Master Servicer, the Administrative Agent and each Funding Agent each hereby covenant and agree that prior to the date which is one year (or, if longer, such preference period as is then applicable) and one day after the latest of (i) the last day of the Amortization Period, (ii) the date on which all Secured Obligations are repaid in full, and (iii) the date on which all outstanding Commercial Paper of each Lender is paid in full, it will not institute against, or join any other Person in instituting against, any Conduit Lender any bankruptcy, reorganization, arrangement, examinership, insolvency or liquidation proceedings, or other similar proceedings under any Applicable Insolvency Laws.

(d)                                 The provisions of this Section 36.21 shall survive termination of this Agreement.

36.22                 Limited Recourse

(a)                                 Notwithstanding any other provision of this Agreement or any other Transaction Document, each of the parties hereto agrees that the respective obligations of each Conduit Lender under this Agreement or any other Transaction Document are solely the corporate obligations of such Conduit Lender and, in the case of obligations of each Conduit Lender other than Commercial Paper, shall be payable at such time as funds are received by or are available to such Conduit Lender in excess of funds necessary to pay in full all outstanding Commercial Paper issued by such Conduit Lender and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Lender but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against such Conduit Lender shall be subordinated to the payment in full of all Commercial Paper of such Conduit Lender.

(b)                                 Notwithstanding any other provision of this Agreement or any other Transaction Document, no recourse under any obligation, covenant or agreement of any Conduit Lender contained in this Agreement shall be had against any incorporator, stockholder, member, officer, director, employee or agent of such Conduit Lender, the Administrative Agent, the Funding Agents, any Manager or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of such Conduit Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, member, officer, director, employee or agent of any Conduit Lender, the Administrative Agent, the Funding Agents, any Manager or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such Conduit Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such Conduit Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them.

(c)                                  The provisions of this Section 36.22 shall survive termination of this Agreement.

(d)                                 Notwithstanding any other provision of this Agreement (including Section 36.22 (a)), each party hereto agrees and acknowledges with Regency Assets DAC (“Regency”) that (i) it will only have recourse in respect of any amount, claim or obligation due or owing to it by Regency (the “Claims”) to the extent of available funds pursuant to Section 10.5 of the Management Agreement and subject to the proviso in such section, which shall be applied, subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full; (ii)

following the application of funds following enforcement of the security interests created under the Regency Security Documents, subject to and in accordance with Section 10.5 of the Management Agreement, Regency will have no assets available for payment of its obligations under the Regency Security Documents and this Agreement other than as provided for pursuant to the Management Agreement, and that any Claims will accordingly be extinguished to the extent of any shortfall; and (iii) the obligations of Regency under the Regency Security Documents, the Management Agreement and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.  For purposes of this Section 36.22(d):

(i)                                     “Management Agreement” shall mean the management agreement between, among others, Regency and the Deutsche International Corporate Services (Ireland) Limited as Manager dated 12 December 1997 as restated on 4 May 2005, 21 September 2005, 14 March 2008, 3 September 2012, and as further amended and restated on 13 July 2016 (as amended and/or restated or otherwise modified from time to time);

(ii)                                  “Programme Construction and Interpretation Schedule” shall mean the programme construction and interpretation schedule relating to the issue of up to USD 20,000,000,000 commercial paper notes by Regency and Regency Markets No. 1, LLC dated 21 September 2005 and as amended and restated on 14 March 2008, 16 October 2013 and as further amended and restated on 13 July 2016 (as amended and/or restated or otherwise modified from time to time); and

(iii)                               “Regency Security Documents” shall mean the Security Documents as defined in the Programme Construction and Interpretation Schedule.

PART 12
GOVERNING LAW AND ENFORCEMENT

36.23                 Judgment Currency

(a)                                 If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)                                 The obligations of each party hereto in respect of any sum due to any party hereto or any holder of the obligations owing under this Agreement (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due under this Agreement (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, each party hereto agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.

36.24                 Governing Law and Jurisdiction

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

36.25                 Consent to Jurisdiction

(a)                                 Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)                                 Each of the Company, the Master Servicer, the Collateral Agent and the Originators consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 36.16. Nothing in this Section 36.25 shall affect the right of any Lender, the Collateral Agent, any Funding Agent or the Administrative Agent to serve legal process in any other manner permitted by law.

(c)                                  With respect to service of process in the United States, the Master Servicer, the Collateral Agent, the Company and each Originator hereby appoint Corporation Service Company as their respective agent for service of process in the United States.

36.26                 Huntsman International

Huntsman International is a party to this agreement solely for purposes of Sections 1, 14, 17, 26.2 (excluding clause (l) and (m)), 26.5 (excluding clause (b)), 31 and 36.3, 36.5, 36.6(b), 36.14, 36.16, 36.23, 36.24, 36.25.

IN WITNESS WHEREOF, the Company, the Master Servicer, the Collateral Agent, the Administrative Agent, the Funding Agents and the Lenders have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

By:	/s/ Sean Douglas
Name: Sean Douglas
Title: Executive Vice President and Chief Financial Officer

VANTICO GROUP S.À R.L.,
as Master Servicer

By:	/s/ Joe Hambor
Name: Joe Hambor
Title: Authorized Signatory

HSBC BANK PLC,
not in its individual capacity but solely as Collateral Agent

By:	/s/ Mawgan Harris
Name: Mawgan Harris
Title: Managing Director

HSBC BANK PLC,
as the Administrative Agent

By:	/s/ Mawgan Harris
Name: Mawgan Harris
Title: Managing Director

HSBC BANK PLC,
as a Funding Agent
By:	/s/ Mawgan Harris
Name: Mawgan Harris
Title: Managing Director

GIVEN under the common seal of )
REGENCY ASSETS DESIGNATED ACTIVITY COMPANY )
	in the presence of: )	/s/ Bronagh Hardiman
Director

/s/ Fergus O’Donnell
Director

Acknowledged and Agreed as of the day and year first written above solely for purposes of Section 36.26.

HUNTSMAN INTERNATIONAL LLC

By:	/s/ Sean Douglas
Name: Sean Douglas
Title: Chief Financial Officer

SCHEDULE 1

COMMITMENTS

Commitments and Lender Groups

Funding Agent	Lender	Commitment (On and as of Restatement 2019 Effective Date)
HSBC Bank plc	Regency Assets DAC	€100,000,000

Addresses:

HSBC Bank plc/ Regency Assets DAC:

Funding Agent:

HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

telephone numbers: +44 020 79911571

email addresses: lilityolyan@hsbc.com; vanessa1borgards@hsbc.com marked for the attention of: Structured Finance: Lilit Yolyan; Vanessa Borgards.

Lender:

Regency Assets DAC

6th Floor, Pinnacle 2

Eastpoint Business Park,

Dublin 3

Ireland

telephone number: +35319631030

facsimile number: +35319631031

email address: corporateservices.ie@vistra.com

marked for the attention of: The Directors;

with a copy to:

HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

telephone numbers: +44 020 79911571

email addresses: lilityolyan@hsbc.com; vanessa1borgards@hsbc.com marked for the attention of: Structured Finance: Lilit Yolyan; Vanessa Borgards

SCHEDULE 2

FORM OF BORROWING REQUEST

From:               HUNTSMAN RECEIVABLES FINANCE LLC

To:                             [Administrative Agent]

Dated:

Dear Sirs

HUNTSMAN RECEIVABLES FINANCE LLC — European Receivables Loan Agreement
dated October 16, 2009, as amended and restated as of April 21, 2017 (the “Agreement”)

1.                                      We refer to the Agreement. This is a Borrowing Request. Terms defined in the Agreement have the same meaning in this Borrowing Request unless given a different meaning in this Borrowing Request.

2.                                      We wish to borrow the following Loans on the following terms:

• Proposed Borrowing Date:	[ ]
• Approved Currency and amount of each Loan:	[ ] [ ] [ ] [ ] [ ] [ ]

3.                                      Pro Rata Shares:

Lender	Loan in Euro		Loan in U.S. Dollars		Loan in Sterling
[name of Lender]	€	[ ]	$	[ ]	£	[ ]
[name of Lender]	€	[ ]	$	[ ]	£	[ ]
[name of Lender]	€	[ ]	$	[ ]	£	[ ]

4.                                      We confirm that each condition specified in Sections 3.2 and 6.2 is satisfied on the date of this Borrowing Request.

5.                                      We certify that, after giving effect to the proposed Borrowing, the Principal Balance of all Loans outstanding on the relevant Borrowing Date does not exceed the Maximum Available Borrowing on such Borrowing Date.

6.                                      We certify that, after giving effect to the Proposed Borrowing, the Principal Balance of all Loans denominated in such currency outstanding on the relevant Borrowing Date does not exceed the Maximum Available Borrowing (Dollars), Maximum

Available Borrowing (Euro), Maximum Available Borrowing (Sterling), as applicable;

7.                                      The proceeds of these Loans should be credited to [account(s)].

Yours faithfully

Authorized signatory for
HUNTSMAN RECEIVABLES FINANCE LLC

SCHEDULE 3

DEFINITIONS

“Accrued Expense Adjustment” shall mean, for any Business Day in any Settlement Period, the amount (if any) which may be less than zero, equal to the difference between:

(a)                                 the entire amount of (i) the sum of all accrued and unpaid Daily Interest Expense from the beginning of such Settlement Period to and including such Business Day, (ii) the Monthly Servicing Fee, (iii) the aggregate amount of all previously accrued and unpaid Interest for prior Settlement Dates, (iv) the aggregate amount of all accrued and unpaid Additional Interest and (v) all accrued Program Costs, in each case for such Settlement Period determined as of such day; and

(b)                                 the aggregate of the amounts transferred to the Payments Reserve Subaccount on or before such day in respect of such Settlement Period pursuant to Section 17.1 of the Receivables Loan Agreement, before giving effect to any transfer made in respect of the Accrued Expense Adjustment on such day.

“Accrued Expense Amount” shall mean, for each Business Day during a Settlement Period, the sum of:

(a)                                 in the case of each of the first ten (10) Business Days of each Settlement Period, one tenth of the estimated Monthly Servicing Fee, (up to the amount thereof due and payable on the succeeding Settlement Date);

(b)                                 in the case of each Business Day of each Settlement Period, an amount equal to the amount of accrued and unpaid Daily Interest Expense in respect of such day;

(c)                                  the aggregate amount of all previously accrued and unpaid Interest for prior Settlement Dates;

(d)                                 the aggregate amount of all accrued and unpaid Additional Interest; and

(e)                                  all Program Costs that have accrued since the preceding Business Day.

“Acquired Line of Business” shall mean any business acquired by an Approved Originator after the Initial Borrowing Date.

“Acquired Line of Business Receivables” shall mean Receivables generated by an Approved Originator arising from an Acquired Line of Business.

“Acquiring Lender” shall have the meaning assigned to such term in Section 36.17(b) of the Receivables Loan Agreement.

“Additional Interest” shall mean all amounts payable by the Company in accordance with Section 7.3 of the Receivables Loan Agreement.

“Additional Originator” shall mean any Originator added as an Approved Originator pursuant to Section 27 of the Receivables Loan Agreement after the Restatement 2019 Effective Date.

“Adjustment Payments” shall mean the collective reference to payments of Originator Adjustment Payment, Originator Dilution Adjustment Payment or Originator Indemnification Payment, any Contributor Adjustment Payment, Contributor Dilution Adjustment Payment or Contributor Indemnification Payment, and (iii) any other payment made in accordance with Sections 2.05 and 2.06 (or corresponding section) of the applicable Origination Agreement, Section 29 of the Receivables Loan Agreement and Section 4.05 of the Servicing Agreement.

“Administrative Agent” shall mean HSBC Bank plc or any other administrative agent appointed on behalf of the Funding Agents and the Lenders, and its successors and assigns in such capacity.

“Affiliate” shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Affiliate Assignee” shall mean any Affiliate of a Lender or its related Funding Agent that meets the conditions set forth in Section 36.17 of the Receivables Loan Agreement.

“Aged Receivables Ratio” shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Pool Receivables that were 61 to 90 days past due and (b) the aggregate amount of Pool Receivables that were charged off as uncollectible prior to the day that is 61 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Pool Receivables during the third prior Settlement Period (including the Settlement Period ended on such day).

“Aggregate Collections” shall mean, with respect to any specified period, the aggregate amount of all Collections in immediately available funds deposited into the Company Concentration Accounts on such day by 12:30 p.m. London time.

“Aggregate Commitment” shall mean, with respect to any Business Day, the aggregate amount of the Commitments of all Lenders on such date, as reduced from time to time or terminated in their entirety pursuant to Section 4.3 of the Receivables Loan Agreement.

“Aggregate Obligor Country Overconcentration Amount” shall mean, on any date of determination, the aggregate Principal Amount of non-Defaulted Receivables due from Obligors in Approved Obligor Countries which, when expressed as a percentage of the Principal Amount of all Pool Receivables which are Eligible Receivables at such date of determination, exceeds the Approved Obligor Country Overconcentration Limit.

“Aggregate Obligor Overconcentration Amount” shall mean, on any date of determination, the aggregate Principal Amount of non-Defaulted Receivables due from an Eligible Obligor at such date which, when expressed as a percentage of the Principal Amount of all Pool Receivables which are Eligible Receivables at such date of determination, exceeds the Obligor Limit set forth in Schedule 8 to the Receivables Loan Agreement under heading (E) “Obligor Limit”.

“Aggregate Originator Country Overconcentration Amount” shall mean, on any date of determination, the aggregate Principal Amount of all non-Defaulted Receivables which, when expressed as a percent of the Principal Amount of all Pool Receivables which are Eligible Receivables at such date of determination, exceeds the Approved Originator Country Overconcentration Limit.

“Aggregate Principal Balance” shall mean, at any time, the aggregate Principal Balance of all Loans outstanding at such time.

“Aggregate Receivables Amount” shall mean, on any date of determination, without duplication, the aggregate Principal Amount of all Pool Receivables which are Eligible Receivables owned by the Company at the end of the Business Day immediately preceding such date minus (i) the Aggregate Obligor Overconcentration Amount; minus (ii) the Aggregate Obligor Country Overconcentration Amount; minus (iii) the Aggregate Originator Country Overconcentration Amount; minus (iv) an amount equal to Timely Payment Accruals and Commission Accruals; minus (v) an amount equal to the Volume Rebate Accrual; minus (vi) the Potential Offset Amount; minus (viii) the Exchange Rate Protection Amount.

“Aggregate Unpaids” shall mean, at any time, an amount equal to the sum of:

(a)                                 the Principal Balance of the Loans;

(b)                                 the aggregate amount of all previously accrued and unpaid Interest for prior Settlement Dates;

(c)                                  the aggregate amount of all accrued and unpaid Additional Interest;

(d)                                 any Commitment Fee; and

(e)                                  all other amounts owed (whether due or accrued) under the Transaction Documents by the Company or the Master Servicer to the Collateral Agent, the Administrative Agent and the Lenders or, the Funding Agents or any other Secured Party or Facility Indemnified Party at such time.

“Alternate Rate” means for any Loan funded by a Lender otherwise than from Commercial Paper, the percentage rate per annum which is the GBP LIBOR, in relation to any Loan in Sterling, USD LIBOR, in relation to any Loan in US Dollars or, in relation to any Loan in Euro, EURIBOR.

“Amendment Agreement” means the master amendment agreement entered into between, among others, HSBC Bank plc, Barclays Bank plc, the Master Servicer and the Company on or about the Restatement 2019 Effective Date to implement, among other things, the replacement of Barclays Bank Plc with HSBC Bank plc as Administrative Agent and Collateral Agent.

“Amortization Period” shall mean the period commencing on the Business Day following the Revolving Period and ending on the date when the Aggregate Unpaid shall have been reduced to zero and all other Secured Obligations shall have been paid.

“Applicable Insolvency Laws” shall mean, with respect to any Person, any applicable bankruptcy, insolvency or other similar United States or foreign law now or hereafter in effect, including but not limited to the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast).

“Applicable Margin” shall mean:

(i)                                     in the case of Regency Assets DAC, 1.30% per annum in respect of any portion of a Loan funded by the proceeds of the issue of Commercial Paper; and

(ii)                                  in the case of Regency Assets DAC, 2.30% per annum in respect of any portion of a Loan which has not been funded by the proceeds of the issue of Commercial Paper.

“Applicable Notice Provisions” shall mean the notice provisions set forth in Section 8.11 (or corresponding Section) of the applicable Origination Agreement.

“Applicable Periodic Reporting Date” shall mean, in respect of a Weekly Report, the relevant Weekly Reporting Date and, in respect of a Daily Report, the relevant Business Day.

“Applicable Rate” means the CP Rate or the Alternate Rate.

“Approved Acquired Line of Business” shall mean each Acquired Line of Business: (i) added in accordance with Section 27 of the Receivables Loan Agreement and (ii) approved by the Administrative Agent and the Funding Agents in accordance with the proviso in the definition of Eligible Receivables, with effect on and after the date of such approval.

“Approved Contract Jurisdiction” shall mean (i) the jurisdictions set forth in the Receivables Specification and Exception Schedule attached to the Receivables Loan Agreement as Schedule 8 under heading (B) “Approved Contract Jurisdictions”, representing jurisdictions the law of which may govern Contracts and (ii) any additional contract jurisdiction added in accordance with Section 27 of the Receivables Loan Agreement.

“Approved Currency” shall mean (i) initially, United States Dollars, Sterling, and Euro and (ii) any additional legal currency added in accordance with Section 27 of the Receivables Loan Agreement.

“Approved Obligor Country” shall mean (i) the countries set forth in the Receivables Specification and Exception Schedule attached to the Receivables Loan Agreement as Schedule 8 under heading (A) “Approved Obligor Countries” and (ii) any Obligor Country which may be added pursuant to and in accordance with the provisions of Section 27 of the Receivables Loan Agreement.

“Approved Obligor Country Overconcentration Limit” shall mean, with respect to each Approved Obligor Country the percentage, as set forth in the Receivables Specification and Exception Schedule attached to the Receivables Loan Agreement as Schedule 8 under the heading (D) “Approved Obligor Country Limit”, (i) which appears next to the applicable ratings category of the foreign currency rating for such Approved Obligor Country; provided that if the foreign currency, long-term debt ratings given by S&P and Moody’s to any Obligor Country would result in different applicable percentages under Schedule 8 to the Receivables Loan Agreement, the applicable percentage shall be the percentage associated with the lower foreign currency, long-term debt rating, as between S&P’s rating and Moody’s rating, of such

Obligor Country or (ii) which is otherwise set forth next to the name of a specified Approved Obligor Country, in each case, such percentage representing with respect to each such country the maximum aggregate percentage of Receivables that may constitute the Pool Receivables where the related Obligors are residents in such country.

“Approved Originator” shall mean: (a) with respect to the European Originators, Huntsman Holland B.V. and Huntsman Advanced Materials (Europe) BVBA; and (b) any entity that may be approved as an Additional Originator pursuant to, and in accordance with, the provisions of Section 23 of the Receivables Loan Agreement.

“Approved Originator Country Overconcentration Limit” shall mean, with respect to each country in which an Approved Originator is located, the percentage, as set forth in the Receivables Specification and Exception Schedule attached to the Receivables Loan Agreement as Schedule 8 under heading (F) “Approved Originator Country Overconcentration Limit”, which appears next to the name of such country, such percentage representing with respect to each such country the maximum aggregate percentage of Receivables that may constitute the Pool Receivables where the related Approved Originators are residents in such country.

“Approved Originator Joinder Agreement” shall mean the agreement in the form of Schedule 3 (or corresponding schedule) attached to the applicable Origination Agreement.

“Available Commitment” means, the Commitment of a Lender minus:

(a)                                 the outstanding principal amount (in Euro or the Euro Equivalent, as applicable) of the Loans funded by such Lender; and

(b)                                 in relation to any proposed Borrowing, its Pro Rata Share of the relevant Loans (other than the proposed Borrowing) that are due to be made on or before the proposed Borrowing Date; provided that such Lender’s Pro Rata Share of any Loans that are due to be repaid on or before the proposed Borrowing Date shall not be deducted.

“Bankruptcy Code” shall mean the United States Federal Bankruptcy Code, 11 U.S.C. §§ 101 1330, as amended.

“Belgian Collections” shall mean Collections received with respect to Receivables originated by the Belgian Originator(s).

“Belgian Collection Accounts” shall mean the Collection Accounts into which Belgian Collections are to be paid or deposited.

“Belgian Originator” shall mean any of (i) Huntsman Advanced Materials (Europe) BVBA and (ii) after the Restatement 2019 Effective Date, any Approved Originator incorporated in Belgium.

“Belgian Pledge Agreement” shall mean the Belgian bank accounts pledge agreement relating to certain bank accounts located in Belgium, dated October 16, 2009, between the Company and the Collateral Agent, as amended and restated on or about the Restatement 2019 Effective Date.

“Belgian Receivables Purchase Agreement” means the Belgian Receivables Purchase Agreement, dated the Signing Date, between the Belgian Originators and the Contributor as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Benefited Lender” shall have the meaning assigned in Section 37.19 of the Receivables Loan Agreement.

“Blocking Regulation” means: (a) any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union or the United Kingdom); or (b) any similar blocking or anti-boycott law (in each case, as amended from time to time).

“Board” means, with respect to any entity, such entity’s board of directors (in the case of a corporation), board of managers (in the case of a limited liability company) or equivalent governing body in other cases.

“Board of Governors” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrowing” has the meaning specified in Section 2.3 of the Receivables Loan Agreement.

“Borrowing Date” has the meaning specified in Section 3.1 of the Receivables Loan Agreement.

“Borrowing Request” has the meaning specified in Section 3.1 of the Receivables Loan Agreement.

“Business Day” shall mean any day other than (i) a Saturday or a Sunday and (ii) any other day on which commercial banking institutions or trust companies in (A) the State of New York or (B) London, England are authorized or obligated by law, executive order or governmental decree to be closed.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Carrying Cost Reserve Ratio” shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.30 times the Weighted Average LIBOR plus the Applicable Margin, each as in effect as of such day divided by (b) 365.

“Certificate of Formation” shall mean the certificate of formation with respect to the Company filed with the Secretary of State of Delaware pursuant to Section 18-201 of the Delaware Limited Liability Company Act, and any and all amendments thereto and restatements thereof.

“Change in Law” means:

(a)                                 the adoption of any Requirement of Law after the Signing Date;

(b)                                 any change in Requirement of Law or in the interpretation or application thereof by any Governmental Authority, after the Signing Date; or

(c)                                  compliance by any Facility Indemnified Party (or, for purposes of Section 11 of the Receivables Loan Agreement, by any lending office of such Indemnified Party or by such Indemnified Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority or Taxation Authority made or issued after the Signing Date (including, but not limited to, any change in respect of the Capital Requirements Directive (2013/36/EU), the CRR, CRA or the Securitisation Regulation).

“Change of Control” shall mean:

(a)                                 any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) (“Person” or “Group”), other than Mr. Jon M. Huntsman, his spouse, direct descendants, an entity controlled by any of the foregoing and/or by a trust of the type described hereafter, and/or a trust for the benefit of any of the foregoing (the “Huntsman Group”), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) (“Beneficial Owner”), directly or indirectly, of 35% or more of the then outstanding voting capital stock of Huntsman International other than in a transaction having the approval of the Board of the Parent Company, or, if there is no Parent Company, of the Board of Huntsman International; provided, that in each case, at least a majority of the members of such approving Board are Continuing Directors of such entity; or

(b)                                 Continuing Directors cease to constitute at least a majority of the members of the Board of Huntsman International or the Board of any Parent Company; or

(c)                                  (1) any Person or Group, other than the Huntsman Group, is or becomes the Beneficial Owner, directly or indirectly, of 35% or more of the then outstanding voting capital stock of Huntsman International and (2) the long-term corporate credit rating of Huntsman International has been reduced to “B-” or below by S&P and “B3” or below by Moody’s as a result thereof.

“Charged-Off Receivables” shall mean, with respect to any Settlement Period, all Pool Receivables which, in accordance with the Policies have or should have been written off during such Settlement Period as uncollectible, including the Pool Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

“Charged Property” shall mean the rights, property, interests and assets subject to the Liens created under the Security Documents.

“Closing Date” shall mean October 16, 2009.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means the Charged Property and the RLA Collateral.

“Collateral Agent” shall mean the institution executing the Receivables Loan Agreement as Collateral Agent, or its successor in interest, or any successor Collateral Agent appointed as therein provided.

“Collection Account Agreements” shall mean (i) on the Initial Borrowing Date, each of the Collection Account Agreements, dated as of the Signing Date (or thereabout, between the Company and the Collection Account Bank, and (ii) after the Initial Borrowing Date, any other collection account agreement entered into by the Company and an Eligible Institution, in each case in the form reasonably satisfactory to the Administrative Agent and each Funding Agent.

“Collection Account Bank” shall mean any bank holding a Collection Account which will be an Eligible Institution appointed by the Company.

“Collection Accounts” shall mean the accounts established and maintained by the Company in accordance with the Collection Account Agreements and into which Collections shall be deposited.

“Collection Agency Receivable” shall mean any Defaulted Receivable the creditworthiness is determined (acting reasonably) by the Master Servicer or the relevant Local Servicer to be credit impaired to an extent justifying third party collection efforts.

“Collections” shall mean all collections and all amounts received in respect of the Pool Receivables, including Recoveries, Adjustment Payments, indemnification payments made by the Master Servicer, and payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including collections evidenced by an account, note, instrument, letter of credit, security, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security), whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all “proceeds” of the Receivables as defined in Section 9-102(a)(64) of the applicable UCC.

“Commercial Paper” shall mean, as the context requires, the short term promissory notes issued by or on behalf of any Lender in the United States or European commercial paper markets.

“Commission” shall means a payment made to a third party vendor or distributor who on-sells products to Obligors.

“Commission Accruals” shall mean, with respect to any date of determination, for the purposes of determining the Aggregate Receivables Amount, the aggregate amount of outstanding Commission balances as of the Business Day immediately preceding the date of such determination.

“Commitment” shall mean, as to any Lender, its obligation, denominated in Euros, to not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule 1 of the Receivables Loan Agreement or in its Commitment Transfer Agreement as such amount may be reduced from time to time pursuant to Section 4.3 of the Receivables Loan Agreement; collectively, the “Commitments”; provided that a Commitment may be drawn in U.S. Dollars or Sterling or Euro to the extent provided in the Receivables Loan Agreement.

“Commitment Termination Date” shall mean the earliest to occur of (a) the date on which all amounts due and owing to the Lenders in respect of the Loans have been indefeasibly paid in full to the Lenders (as certified by each of the Funding Agents with respect to its Lender Group), and the Aggregate Commitment has been reduced to zero pursuant to Section 4.3 of the Receivables Loan Agreement and (b) the Scheduled Commitment Termination Date.

“Commitment Transfer Agreement” means a Commitment Transfer Agreement substantially in the form of Schedule 5 to the Receivables Loan Agreement.

“Company” shall mean Huntsman Receivables Finance LLC, a limited liability company organized under the laws of the State of Delaware.

“Company Account Bank” means JPMorgan Chase Bank, N.A., London Branch.

“Company Concentration Accounts” means the Company Dollar Account, the Company Euro Accounts and the Company Sterling Account.

“Company Dollar Account” means the accounts denominated in U.S. Dollars with account number 31051907 held with JPMorgan Chase Bank, N.A., London Branch in each case in the name of the Company, and any replacement account or accounts.

“Company Euro Accounts” means the accounts denominated in Euros with account number 31051865 held with JPMorgan Chase Bank, N.A., London Branch in the name of the Company, and any replacement account or accounts.

“Company Sterling Account” means the account denominated in Sterling with account number 31051964 held with JPMorgan Chase Bank, N.A., London Branch in the name of the Company, and any replacement account or accounts.

“Conduit Assignee” shall mean any special purpose vehicle issuing indebtedness in the commercial paper market that is administered by a Funding Agent or any other special purpose vehicle issuing indebtedness, in each case that meets the conditions set forth in Section 36.17 of the Receivables Loan Agreement.

“Conduit Lender” shall mean a Lender that funds its Loans from the proceeds of Commercial Paper issued by it or on its behalf.

“Confidential Information” shall have the meaning assigned to such term in Section 8.16 of the Contribution Agreement.

“Continuing Directors” shall mean, as of any date and with respect to any entity, the collective reference to:

(a)                                 all members of the Board of such entity who have held office continuously since the date of the Receivables Loan Agreement, and

(b)                                 all members of the Board of such entity who assumed office after the date of the Receivables Loan Agreement and whose appointment or nomination for election by the holders of voting capital stock of such entity was approved by a vote of at least

50% of the Continuing Directors in office immediately prior to such appointment or nomination or by the Huntsman Group.

“Contract” shall mean an agreement between an Originator and an Obligor (including but not limited to, a written contract, an invoice, a purchase order or an open account) pursuant to or under which such Obligor shall be obligated to make payments in respect of any Receivable or any Related Property to such Originator from time to time.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Contributed Receivables” shall have the meaning set forth in Section 2.01(a)(ii) of the Contribution Agreement.

“Contribution Agreement” shall mean the European Contribution Agreement, dated as of the Signing Date between Huntsman International, as contributor, and the Company, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Contribution Date” shall have the meaning set forth in Section 2.01(a)(i) of the Contribution Agreement.

“Contribution Value” shall have the meaning set forth in Section 2.02 of the Contribution Agreement.

“Contributor” shall mean Huntsman International.

“Contributor Adjustment Payment” shall have the meaning assigned to such term in Section 2.06(a) of the Contribution Agreement.

“Contributor Dilution Adjustment Payment” shall have the meaning assigned to such term in Section 2.05 of the Contribution Agreement.

“Contributor Indemnification Payment” shall have the meaning assigned to such term in Section 2.06(b) of the Contribution Agreement.

“CP Rate” shall mean for any Payment Period with respect to the Loans, and for any Lender to which it applies, to the extent such Lender funds such Loan by issuing Commercial Paper, the per annum rate equivalent to the weighted average cost of issuing Commercial Paper in relation to the Transactions as determined by such Lender, and which shall include (without duplication):

(a)                                 the fees and commissions of placement agents and dealers;

(b)                                 incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Lender;

(c)                                  costs associated with funding and maintaining Currency Hedge Agreements and Loans denominated in a currency other than the currency of such Commercial Paper; and

(d)                                 any other costs associated with the issuance of Commercial Paper or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Lender to fund or maintain such Loan (and which may also be allocated in part to the funding of other assets of the Lender);

provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Rate” for such Loan for such Payment Period, the relevant Lender shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CRA” shall mean means Regulation EC 1060/2009 on credit rating agencies as may be amended, replaced or supplemented, including any implementing and/or delegated regulation, technical standards or implementing technical standards, regulatory guidelines and guidance related thereto and Questions and Answers or other official guidance published in relation thereto by any Official Body.

“CRR” shall mean, collectively, Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institution and the prudential supervisions of credit institutions and investment firms, as amended from time to time, together with any regulatory guidelines, technical standards or implementing technical standards relating thereto and any Q&A responses or other official guidance published in relation thereto by the European Banking Authority (or any successor or replacement agency or authority).

“Currency Hedge Agreement” means any currency swap or exchange agreement (including any spot or forward currency exchange agreement), currency exchange option or any other similar agreement, however denominated, entered into by or on behalf of a Lender for hedging purposes, as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time.

“Currency Hedge Costs” means any costs payable pursuant to a Currency Hedge Agreement.

“Daily Interest Expense” shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Interest in respect of such day plus (ii) the aggregate amount of all previously accrued and unpaid Daily Interest Expense that has not yet been deposited in the Payments Reserve Subaccounts plus (iii) the aggregate amount of all accrued and unpaid Additional Interest.

“Daily Report” shall mean a report prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement on each Business Day, substantially in the form of Schedule 11-B attached to the Receivables Loan Agreement.

“Data Protection Legislation” means, as applicable, (i) the GDPR and all related applicable national laws and regulations, and any amendment, update or replacement to those laws as may occur from time to time; and (ii) any other applicable laws and regulations in the United States and the European Union which relate to privacy or cyber-security.

“Days Sales Outstanding” shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the number of days equal to the product of (i) 91 and (ii) the amount obtained by dividing (A) the aggregate Principal Amount of Receivables as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date, by (B) the aggregate Principal Amount of all Receivables acquired by the Company for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

“Default Interest Rate” means the rate which is the aggregate of: (A) (as applicable) 1-Month GBP LIBOR, in relation to Sterling, 1-Month USD LIBOR, in relation to US Dollars or, in relation to Euro, 1-Month EURIBOR; and (B) 5.75% per annum.

“Defaulted Receivable” shall mean any Pool Receivable (a) which is unpaid in whole or in part (other than as a result of a Dilution Adjustment) for more than sixty (60) days after its original due date or (b) which is a Charged-Off Receivable prior to sixty (60) days after the original due date.

“Designated Line of Business” shall mean any line of business which the Master Servicer can identify by means of product, ledger, code or other means of identification so that Receivables originated with respect to such Designated Line of Business are identifiable and distinguished from all other Receivables of the relevant Originator or Originators.

“Delinquency Ratio” shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the aggregate unpaid balance of Pool Receivables that were thirty one (31) to sixty (60) days past due during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables acquired by the Company during the second prior Settlement Period (including the Settlement Period ended on such day).

“Dilution Adjustment” shall mean any payment adjustments (including payment adjustments arising as a result of any reconciliation) of any Pool Receivables, and the amount of any other reduction of any payment under any Pool Receivable, in each case granted or made by an Originator to the related Obligor; provided, however, that a “Dilution Adjustment” shall not include (1) any Collection on a Receivable or Charged-Off Receivable or (2) any Timely Payment Discount, Commission or any Volume Rebate for which a reserve is maintained to account for any potential offset; provided, further, that for purposes of determining the Dilution Ratio, with respect to Dilution Adjustments relating to invoices where the entire invoice balance has been cancelled or credited (each referred to as “credited”) and a rebilled invoice subsequently issued for the same item (together called “credit and re-bills”), the Dilution Adjustment shall include: (i) the net difference (only if a positive value) between the original invoice amount and the subsequent rebilled amount so long as the rebilled invoice is issued within 5 Business Days after the original invoice being credited, which was credited in its entirety or (ii) the entire amount of the cancelled or credited invoice should the subsequent rebilled invoice be issued after 5 Business Days after the original invoice being credited in its entirety. For credit and re-bills in which the credit and re-bill occur in separate Settlement Periods, the amount of the Dilution Adjustment, as calculated above will be listed as occurring in the Settlement Period of the original invoice date.

“Dilution Horizon” shall mean in relation to any Pool Receivable the number of days from the date on which such Pool Receivable was created to the date on which a Dilution Adjustment with respect to such Pool Receivable is issued by the Originator. Dilution Horizon relating to invoices where the entire invoice balance has been cancelled or credited and a rebilled invoice subsequently issued for the same item (together called “credit and re-bills”) shall mean the number of days from the date on which the invoice reflecting such Pool Receivable was first created to the date of the re-billed invoice.

“Dilution Horizon Factor” shall mean a fraction, the numerator of which is the aggregate weighted average Dilution Horizon of the Originators (based upon the Dilution Adjustment of the selected Receivables) for such period. “Dilution Horizon Factor” shall be calculated by the Master Servicer each June and December by selecting a random sample of 50 Dilution Adjustments per each Originator over the preceding three months, with the exception of Huntsman Petrochemical Corporation and Huntsman Holland B.V. in which case the random sample shall include 100 Dilution Adjustments created during such period. The Master Servicer will prepare a table by originator for the Funding Agents which will include for each Dilution Adjustment the original invoice date, invoice amount, Obligor, amount of the credit or net from credit and re-bill, if applicable (see Dilution Adjustment), and a description of each Dilution Adjustment. A weighted average Dilution Horizon per Originator in days will be computed therefrom based on the amount of Dilution Adjustment per item and the Dilution Horizon per item. A weighted average for the program will be computed therefrom by weighting the weighted average Dilution Horizon per Originator by the average amount of Dilution Adjustments by originator over the preceding three months. The denominator for “Dilution Horizon Factor” shall be 30; it being understood, that if the required sample size of Dilution Adjustments is not available, the Master Servicer will compute the preceding calculations on such other amount available; it being further understood, that the random sample shall not include any adjustments resulting from any Timely Payment Discount, Commission or any Volume Rebate for which a reserve is maintained to account for any potential offset.

“Dilution Period” shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of the Receivables that were acquired by the Company during the Settlement Period immediately preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor as of such Settlement Report Date and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date.

“Dilution Ratio” shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables acquired by the Company during the immediately preceding Settlement Period (including the Settlement Period ended on such day).

“Dilution Reserve Ratio” shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

DRR = [(c x d) + [(e - d) x (e / d)]] x f

where:

DRR = Dilution Reserve Ratio;

c =                                2.50;

d =                               the twelve month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

e =                                the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

f =                                 the Dilution Period.

“Discounted Percentage” shall mean (i) with respect to the calculation of the Contribution Value attributed to the Receivables and the other Receivable Assets related thereto to be contributed by the Contributor to the Company, a percentage agreed upon by the Contributor, and consented to by the Administrative Agent and each Funding Agent (such consent not to be unreasonably withheld) from time to time that reflects, among other factors, the historical rate at which Receivables are charged off in accordance with the Policies and (ii) with respect to the calculation of the related Contribution Value or Originator Purchase Price, a percentage agreed upon by the related Originator and the Contributor and consented to by the Administrative Agent and each Funding Agent (such consent not to be unreasonably withheld) from time to time that reflects, among other factors, the historical rate at which Receivables are charged off in accordance with the Policies of the related Originator.

“Dollars”, “United States Dollars”, “U.S. Dollars” and “$” shall mean the legal currency of the United States of America.

“Dutch Originator” shall mean any of (i) Huntsman Holland B.V. and (ii) after the Restatement 2019 Effective Date, any Approved Originator incorporated in the Netherlands.

“Dutch Receivables Purchase Agreement” means the Dutch Receivables Purchase Agreement, dated the Signing Date, by, among others, the Dutch Originator and the Contributor as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Early Amortization Period” shall have, with respect to any, the definition assigned to such term in Section 21.1 of the Receivables Loan Agreement.

“Early Originator Termination” shall have the meaning assigned in Section 7.01 (or other corresponding Section) of the applicable Origination Agreement.

“Early Program Termination” shall have the meaning assigned in Section 7.02 (or other corresponding Section) of the applicable Origination Agreement.

“Effective Date” shall mean December 21, 2000.

“Eligible Assignee” shall mean any Program Support Provider, and with respect to any Lender, any Person that (A) is a Conduit Assignee; or (B) is a financial institution formed under the laws of any OECD Country; provided that such financial institution, if not a financial institution organized under the laws of the United States, is acting through a branch or agency located in the United States; or (C) is an Affiliate Assignee.

“Eligible Institution” shall mean (a) with respect to accounts in the United States a depositary institution or trust company (which may include the Collateral Agent and its

Affiliates) organized under the laws of the United States of America or any one of the States thereof or the District of Columbia; provided, however, that at all times (i) such depositary institution or trust company is a member of the Federal Deposit Insurance Corporation, (ii) the unsecured and uncollateralized debt obligations of such depositary institution or trust company are rated in one of the two highest long-term or short-term rating categories by each Rating Agency and (iii) such depositary institution or trust company has a combined capital and surplus of at least $100,000,000 and (b) with respect to accounts outside the United States an entity authorized to accept deposits in the relevant jurisdiction which has unsecured and uncollateralized debt obligations rated in one of the two highest long-term or short-term rating categories by each Rating Agency.

“Eligible Obligor” shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

(a)                                 it is located in an Approved Obligor Country;

(b)                                 it is not (i) Huntsman International or an Affiliate thereof or (ii) an Excluded Factoring Obligor; and

(c)                                  it is not the subject of any voluntary or involuntary bankruptcy proceeding.

“Eligible Receivable” shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor that as of such date satisfies the following eligibility criteria:

(a)                                 it is not a Defaulted Receivable;

(b)                                 the goods related to it shall have been shipped and the services related to it shall have been performed and such Receivable shall have been billed to the related Obligor;

(c)                                  it arose in the ordinary course of business from the sale of goods, products and/or services by the related Originator and in accordance with the Policies of such Originator and, with Section 28(c), at the Borrowing Date related to the acquisition of such Receivable by the Company, the related Origination Agreement has not been terminated as to such Originator;

(d)                                 it does not contravene any applicable law, rule or regulation and the related Originator is not in violation of any law, rule or regulation in connection with it, in each case which in any way would render such Receivable unenforceable or would otherwise impair in any material respect the collectability of such Receivable;

(e)                                  it is not a Receivable for which an Originator has established a specific offsetting reserve; provided that a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent not so subject;

(f)                                   it is not a Receivable with original payment terms in excess of 120 days from the first day of the month following the month in which an invoice was created (“Net Terms”); provided that a receivable may have Net Terms greater than 120 days if each Funding Agent has consented thereto;

(g)                                  the related Originator or Obligor is not in default in any material respect under the terms of the Contract, if any, from which such Receivable arose;

(h)                                 (i) all right, title and interest in such Receivable has been legally and validly, directly or indirectly, sold to the Contributor by the related Originator and contributed by Huntsman International to the Company pursuant to the related Origination Agreement, or (ii) all right, title and interest in such Receivable has been legally and validly, directly or indirectly, transferred, assigned or sold to the Company by the related Originator pursuant to the related Origination Agreement;

(i)                                     (i) the Company will either have legal and beneficial ownership therein or a continuing first priority perfected security interest therein free and clear of all Liens (other than Permitted Liens) and (ii) such Receivable is subject to the grant of a continuing first priority perfected security interest therein from the Company to the Collateral Agent free and clear of all Liens (other than Permitted Liens);

(j)                                    the Contract related to such Receivables (i) expressly prohibits any offset, counterclaim, or defense with respect to such Receivables or (ii) does not contain such prohibition but (x) the Obligor with respect to such Receivables is not a supplier of goods or services purchased by the Originator of such Receivables or (y) the Aggregate Receivables Amount has been reduced by the Potential Offset Amount; provided that the aggregate Principal Amount of all such Receivables described in Section (ii) above does not exceed 10% of the Aggregate Receivables Amount;

(k)                                 it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

(l)                                     neither of the Company nor any Originator has (i) taken any action in contravention of the terms of any Transaction Document that would impair the rights of the Collateral Agent or the Secured Parties in such Receivable or (ii) failed to take any action required to be taken by the terms of any Transaction Document that was necessary to avoid impairing the rights therein of the Collateral Agent or Secured Parties with respect to such Receivables;

(m)                             as of the date of the conveyance of such Receivable to the Company, each of the representations and warranties made in the applicable Origination Agreement by the related Originator with respect to such Receivable is true and correct in all material respects;

(n)                                 at the time any such Receivable was contributed by the Contributor to the Company under the Contribution Agreement, no Insolvency Event had occurred with respect to the Contributor or the Company;

(o)                                 the governing law of the related Contract is the law of an Approved Contract Jurisdiction;

(p)                                 it is not subject to (or the payments thereon have been increased to account for) any withholding taxes of any applicable jurisdiction or political subdivision and is assignable free and clear of any sales or other tax, impost or levy, unless an appropriate reserve, as determined by the Administrative Agent, is made for such tax liability;

(q)                                 the Obligor of which is not a Government Obligor or an individual;

(r)                                    either (i) the Contract related to such Receivable does not expressly prohibit, or require consent to be obtained from the related Obligor in connection with, a sale, transfer, assignment or conveyance of such Receivable, (ii) if such consent is required, the related Obligor has consented in writing in accordance with the terms of the Contract and applicable laws or (iii) the Contract related to such Receivable is governed by the laws of a State of the United States, the assignment thereof is subject to Sections 9-406 and 9-407 of the UCC (or similar applicable provision) of such State which permits the effective assignment of such Receivable and the related rights under such Contract against the Obligor of such Receivable notwithstanding the failure of the assignor to obtain the consent of the Obligor in connection with such assignment;

(s)                                   it is denominated and payable only in an Approved Currency;

(t)                                    the Obligor of which (unless a waiver has been granted by the Administrative Agent on behalf of the Lenders) has not defaulted on any payment obligation to an Originator at any time during the three year period preceding the contribution or sale of such Receivable to the Company, other than any payments which the Obligor has disputed in good faith;

(u)                                 either the Company is excluded from the definition of “investment company” pursuant to Rule 3a-7 under the 1940 Act, or such Receivable is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the 1940 Act;

(v)                                 all required consents, approvals, authorizations or notifications necessary for the creation and enforceability of such Receivable and the effective contribution by the Contributor to the Company and grant of a security interest by the Company to the Collateral Agent shall have been obtained or made with respect to such Receivable;

(w)                               constitutes an “account” or “general intangible” (and not an “instrument” or “chattel paper” within the meaning of Section 9-102 of the UCC that governs the perfection of the interest granted therein);

(x)                                 no Originator Termination Event has occurred with respect to the Originator of such Receivable;

(y)                                 the Company has the benefit of any existing marine insurance policy naming Huntsman Corporation as named insured to the extent the benefits of such policy extend to the Company;

(z)                                  the Obligor has been instructed to make payments in respect of such Receivable to the relevant Collection Account and such instructions have not been modified or revoked;

(aa)                          if it is transferred under the Belgian Receivables Purchase Agreement, the Obligor of such Receivable has been notified of the transfer of such Receivable by the relevant Belgian Originator to the Contributor under the Belgian Receivables Purchase

Agreement, by the Contributor to the Company under the Contribution Agreement and the grant of a security interest by the Company to the Collateral Agent under the Receivables Agreement; and;

(cc)                            satisfies in all material respects all applicable requirements of the Credit and Collection Policy;

provided that (A) Acquired Line of Business Receivables originated by an Eligible Obligor shall constitute Eligible Receivables only to the extent that the requirements of Section 27(e) of the Receivables Loan Agreement have been satisfied and all other criteria with respect to Eligible Receivables set forth in the definition thereof are satisfied with respect to any such Acquired Line of Business Receivable and (B) Receivables originated with respect to Excluded Designated Lines of Business shall constitute Eligible Receivables only to the extent provided in Section 28(c) of the Receivables Loan Agreement and so long as all criteria with respect to Eligible Receivables set forth in the definition thereof are satisfied with respect to any such Receivable originated with respect to an Excluded Designated Line of Business.

“EMU Legislation” means the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states of the European Union.

“English Deed of Charge” shall mean, collectively, (i)the second deed of charge relating to certain bank accounts located in the United Kingdom entered into on 8 October 2010 between the Company and Barclays Bank Plc (as collateral Agent); and (ii) the third deed of charge entered into on or about the Restatement 2019 Effective Date between the Company and HSBC Bank plc (as Collateral Agent) for the benefit of the Secured Parties.

“ERISA” shall mean the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean, with respect to any Person, any trade or business (whether or not incorporated) that is a member of a group of which such Person is a member and which is treated as a single employer under Section 414 of the Code.

“EURIBOR” means, in relation to any Loan or other calculation denominated in Euro:

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the Relevant Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request quoted by the Reference Banks to leading banks in the European interbank market, as of 11.00 a.m. (Central European time) on the Quotation Day for the offering of deposits in Euro for a period of: (i) one week in the case of a determination for the purposes of the Alternate Rate definition; and (ii) one month in all other cases.

“Euro” shall mean the legal currency of the member states of the European Union that adopt the single currency in accordance with the European Community Treaty.

“Euro Equivalent” means, at any time in relation to an amount denominated in a currency other than Euro, that amount converted into Euro at the Spot Rate determined as of the most recent Exchange Rate Determination Date except where otherwise provided in the Transaction Documents.

“European Originators” shall mean: (a) the Dutch Originator and the Belgian Originator; and (b) after the Restatement 2019 Effective Date, any Approved Originator which is located in Europe.

“European Receivables Purchase Agreements” shall mean, collectively, the Dutch Receivables Purchase Agreement and the Belgian Receivables Purchase Agreement.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Exchange Rate Determination Date” means:

(a)                                 in relation to any Settlement Report Date, the immediately preceding Funding Business Day; and

(b)                                 if a Termination Event has occurred and is continuing under the Receivables Loan Agreement, any Business Day designated as such by the Funding Agents in their sole discretion.

“Exchange Rate Protection Amount” means product of (a) 0.25% multiplied by (b) the aggregate Principal Amount of all Pool Receivables at the relevant time

“Excluded Designated Line of Business” shall mean any Designated Line of Business identified by notice given pursuant to Section 28 of the Receivables Loan Agreement as an “Excluded Designated Line of Business”.

“Excluded Factoring Obligor” shall mean:

(1)                                     any Obligor designated as an Excluded Factoring Obligor on or before March 5, 2015; and

(2)                                     an Obligor designated after March 5, 2015 in respect of a Receivable that satisfies the following criteria, as of any date of determination:

a.                                         the Master Servicer has provided the Administrative Agent and the Funding Agent at least ten (10) Business Days’ prior written notice that such Obligor shall become an “Excluded Factoring Obligor”; and

b.                                         such notice is accompanied by a certification of the Master Servicer:

i.                       of the aggregate Purchased Receivables originated by such Obligor in the immediately preceding twelve (12) Settlement Periods (the “Excluded Factoring Obligor Receivable Amount”) and

ii.                    that the sum of (A) the Excluded Factoring Obligor Receivables Amount determined for such Obligor and (B) the Excluded Factoring Obligor Receivables Amount determined at the time each other Excluded Factoring Obligor was designated pursuant to clause

(a), minus (C) the Excluded Factoring Obligor Receivable Amount of any Excluded Factoring Obligor that has subsequently become an Eligible Obligor or has ceased to be an Obligor does not in the aggregate exceed 100,000,000.

“Existing Agreement” shall have meaning assigned to such term in Recital (J) to the Receivables Loan Agreement.

“Existing Servicing Agreement” shall have meaning assigned to such term in Recital (E) to the Servicing Agreement.

“Facility Event” shall mean any Termination Event, Potential Termination Event, Master Servicer Default, Potential Master Servicer Default, Originator Termination Event, Potential Originator Termination Event, Program Termination Event or Potential Program Termination Event.

“Facility Indemnified Party” mean the Collateral Agent, the Funding Agents, the Administrative Agent, the Lenders, the Program Support Providers, the Liquidation Servicer, any Successor Master Servicer (other than any Successor Master Servicer that is an Affiliate of Huntsman International), or any of their respective officers, directors, agents, employees, controlling Persons or Affiliates of any of the foregoing.

“Facility Termination Date” shall mean the earliest to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences and (ii) the Commitment Termination Date.

“Federal Funds Effective Rate” shall mean, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. New York Time on such day on such transactions received by the relevant Funding Agent from three (3) Federal funds brokers of recognized standing selected by it in its sole discretion.

“Fee Letters” means the fee agreements each dated the date of the Receivables Loan Agreement and each between the Company and each of the Persons to whom Fees are payable.

“Final Payout Date” means the date after the Facility Termination Date on which all the Secured Obligations have been reduced to zero by payment in full in cash.

“Financial Stability Board” means the Financial Stability Board c/o the Bank for International Settlements, Centralbahnplatz 2, CH-4002 Basel, Switzerland.

“Fiscal Period” shall have the meaning assigned to such term in the Servicing Agreement.

“Force Majeure Event” shall mean acts of God, fires or other casualty, flood or weather condition, earthquakes, acts of a public enemy, acts of war, terrorism, insurrection, riots or civil commotion, explosions, strikes, boycotts, unavailability of parts, equipment or materials through normal supply sources, the failure of any utility to supply its services for reasons beyond the control of the party whose performance is to be excused, or other cause or causes beyond such party’s reasonable control.

“Force Majeure Potential Termination Event” shall mean an event the occurrence of which would be a Termination Event but for the extended grace period provided under Section 21.1(e) with respect to a Force Majeure Event.

“Foreign Government Obligor” shall mean any government of a nation or territory outside the United States or any subdivision thereof or any agency, department or instrumentality thereof.

“Funding Agent” shall mean each financial institution designated as a “Funding Agent” on Schedule 1 to the Receivables Loan Agreement or as designated in a Commitment Transfer Agreement.

“Funding Business Day” means any day (other than a Saturday and Sunday) on which banks and financial markets are open for general business in New York and London and in relation to a transaction involving Euro, any TARGET Day.

“GAAP” shall mean generally accepted accounting principles in the respective jurisdiction of incorporation of the relevant entity, as in effect from time to time.

“GBP LIBOR” means, in relation to any Loan or other calculation denominated in Sterling:

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the currency or Relevant Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of 11:00 am (London time) on the Quotation Day for the offering of deposits in Sterling and for a period of: (i) one week in the case of a determination for the purposes of the Alternate Rate definition; and (ii) one month in all other cases.

“GDPR” means the General Data Protection Regulation (Regulation (EU) 2016/679).

“General Opinion” shall mean, with respect to any action of the Master Servicer, the Company or an Originator, an Opinion of Counsel to the effect that (i) such action has been duly authorized by all necessary corporate action on the part of the Master Servicer, the Company or such Originator, as the case may be, (ii) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of the Master Servicer, the Company or an Originator, as the case may be, enforceable against such party in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors’ rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity or subject to similar exceptions), (iii) such action does not violate any organizational documents or require any consent or filing thereunder, (iv) such action does not result in a breach of, or default under any material contractual obligation of such party, or creation of any Lien, pursuant thereto and (v) any condition precedent to any such action specified in the applicable Transaction Document, if any, has been complied with.

“Governmental Authority” shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, regulatory or administrative powers or functions of or pertaining to government, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles.

“Government Obligor” shall mean any U.S. Government Obligor, any U.S. State/Local Government Obligor or Foreign Government Obligor.

“Guaranteed Obligations” shall mean the obligations of the Master Servicer as set forth under Article VII of the Servicing Agreement.

“Historical Receivables Information” means historical numerical information regarding Receivables relating to periods prior to the date on which any Originator became an Additional Originator or the date on which an Acquired Line of Business has become an Approved Acquired Line of Business, to the extent that such information is necessary to calculate, among other things, the Aged Receivables Ratio, the Default Ratio, the Delinquency Ratio, the Dilution Horizon, the Dilution Horizon Factor, the Dilution Ratio and the Day Sales Outstanding and such calculations require numerical information relating to periods prior to such date; provided that with respect to any Additional Originator or Approved Acquired Line of Business such calculation shall, to the extent applicable, be performed using Historical Receivables Information with respect to such Additional Originator or Approved Acquired Line of Business.

“Huntsman BV” shall mean Huntsman Holland B.V., a limited liability company organized under the laws of The Netherlands and its successors and permitted assigns.

“Huntsman Group” shall have the meaning assigned to such term within the definition of “Change of Control”.

“Huntsman International” shall mean Huntsman International LLC, a Delaware limited liability company.

“Huntsman Receipts Account” means, as applicable (i) the account denominated in Euro (number 41222845) IBAN: GB58CHAS60924241222845, in the name of the Master Servicer held with JPMorgan, London Branch (JPM Swift code: CHASGB2L), (ii) the account denominated in U.S. Dollars (number 41222852) IBAN: GB63CHAS60924241222852 in the name of the Master Servicer held with JPMorgan, London Branch (JPM Swift code: CHASGB2L) (iii) the account denominated in Sterling (number 41222944) IBAN: GB04CHAS60924241222944 in the name of the Master Servicer held with JP Morgan, London Branch (JPM Swift code: CHASGB2L), and (iv) any replacement account or accounts or such other account as the Company may notify to the Administrative Agent from time to time upon 10 Business Days’ written notice (or such lesser period as the Administrative Agent may agree to).

“Indebtedness” shall mean, with respect to any Person at any date, (i) all indebtedness of such Person for borrowed money, (ii) any obligation owed for the deferred purchase price of property or services which purchase price is evidenced by a note or similar written instrument, (iii) note payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) that portion of obligations of such Person under capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP and (v) all liabilities of the type described in the foregoing Sections (i) through (iv) secured by any Lien (other than Permitted Liens and Liens on receivables that are not Receivables) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

“Indemnified Amounts” shall have the meaning assigned to such term in Section 14 of the Receivables Loan Agreement.

“Independent Manager” shall mean a Manager of the Company designated as an “Independent Manager” who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five years, and shall not be as long as such Person is a director of the Company, (A) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the “Independent Parties”): the Master Servicer, any Originator, or any of their respective Subsidiaries or Affiliates (other than the Company or Huntsman Receivables Finance II LLC), (B) a supplier to any of the Independent Parties, (C), a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family or any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy; and (iii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers or securitization or structured finance instruments, agreements or securities.

“Independent Public Accountants” shall mean, with respect to any Person, any independent certified public accountants of nationally recognized standing, or any successor thereto, (who may also render other services to the Company, the Master Servicer or an Originator); provided that such firm is independent with respect to such Person within the meaning of Rule 2-01(b) of Regulation S-X under the Securities Act.

“Ineligibility Determination Date” shall have the meaning assigned in Section 29 of the Receivables Loan Agreement.

“Ineligible Receivable” shall, (i) as used in the Origination Agreements, have the meaning specified in each Origination Agreement, and (ii) as used in all other Transaction Documents, have the meaning specified in Section 29 of the Receivables Loan Agreement.

“Initial Borrowing Date” means the first Borrowing Date pursuant to which a Loan was made in accordance with the terms of the Existing Agreement.

“Initial Contribution” shall mean the first contribution (if any) of Receivables and Receivables Assets related thereto, made pursuant to Section 2.01 of the Contribution Agreement.

“Initial Contribution Date” shall mean the date on which the Initial Contribution is made.

“Inland Revenue” shall mean the United Kingdom Inland Revenue.

“Insolvency Event” shall mean, with respect to any Person, (i) a court having jurisdiction shall enter a decree or order for relief in respect of such Person in an involuntary case under Applicable Insolvency Laws, which decree or order is not stayed or any other similar relief shall be granted under any applicable federal, state or foreign law now or hereafter in effect and shall not be stayed; (ii)(A) an involuntary case is commenced against such Person under any Applicable Insolvency Law now or hereafter in effect, a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Person, or over all or a substantial part of the property of such Person, shall have been entered, an interim receiver, trustee or other custodian of such Person for all or a substantial part of the property of such Person is involuntarily appointed, a warrant of attachment, execution or similar process is issued against any substantial part of the property of such Person, and (B) any event referred to in clause (ii)(A) above continues for 60 days unless dismissed, bonded or discharged; (iii) such Person shall at its request have a decree or an order for relief entered with respect to it or commence a voluntary case under any Applicable Insolvency Law now or hereafter in effect, or shall consent to the entry of a decree or an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such Applicable Insolvency Law, consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) the admission by such Person in writing its inability to pay its debts generally or the making by such Person of any general assignment for the benefit of creditors; (v) the inability or failure of such Person generally to pay its debts as such debts become due; or (vi) the Board of such Person authorizes action to approve any of the foregoing.

“Interest” means the aggregate amount of interest payable by the Company in respect of a Loan calculated in accordance with Clause 7 of the Receivables Loan Agreement.

“Interest Rate” means, with respect to any Lender, the sum of:

(a)                                 the Applicable Rate; plus

(b)                                 the Applicable Margin,

plus, in each case, any Currency Hedge Costs (other than Currency Hedge Costs which are included in the calculation of the CP Rate) incurred by such Lender in connection with funding its participation in the relevant Loan; provided, that at all times following the occurrence and during the continuation of a Termination Event, the Applicable Rate shall be an interest rate per annum equal to the Default Interest Rate.

“Interim Settlement Date” shall mean (i) at any time after a Report Trigger Event, each Business Day and (ii) at any time prior to the occurrence and continuation of a Report Trigger Event, each Weekly Settlement Date.

“Investment” shall mean the making by the Company of any advance, loan, extension of credit or capital contribution to, the purchase of any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or the making by the Company of any other investment in, any Person.

“Italian Pledge Agreement” shall mean the pledge of bank accounts agreement relating to certain bank accounts located in Italy, dated on or about October 8, 2010, between the Company and the Collateral Agent.

“Lender” shall mean each entity designated as a “Lender” on Schedule 1 to the Receivables Loan Agreement and any Acquiring Lender.

“Lender Group” shall mean a group consisting of a Lender and the Funding Agent for such Lender.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset; provided, however, that if a lien is imposed under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a “Lien” from and after the time (x) (i) any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Collateral Agent and any Funding Agent a written statement of the amount of such lien together with written evidence of payment of such amount, or (ii) such lien expires pursuant to Section 412(n)(4)(B) of the Code or Section 302(f)(4)(B) of ERISA and (y) the consent of each Funding Agent is obtained.

“Liquidation Servicer” shall mean such entity which has been appointed as Liquidation Servicer by the Company following a Liquidation Servicer Resumption Event and consented to by the Funding Agents (and shall include its successors and assigns).

“Liquidation Servicer Agreement” shall mean the letter agreement consented to by the Funding Agents entered into following a Liquidation Servicer Resumption Event between the Liquidation Servicer and the Company, which shall be on substantially similar terms as the letter agreement entered into subsequent to the Closing Date between the Liquidation Servicer and the Company.

“Liquidation Servicer Commencement Date” shall mean the date that the Administrative Agent gives notice to activate the appointment of the Liquidation Servicer, provided that while such activation notice shall be effective immediately and shall trigger the occurrence of the Liquidation Servicer Commencement Date, the Liquidation Servicer’s performance of its duties in accordance with the Liquidation Servicer Agreement which provides that specified actions will commence within “5 working days of the Liquidation Servicer Commencement Date”.

“Liquidation Servicer Resumption Event” shall mean the date that the long-term corporate credit rating of Huntsman International has been reduced to “B+” or below by S&P and “B1” or below by Moody’s.

“Liquidation Servicing Fee” shall mean the fee payable to the Liquidation Servicer as set forth in the Liquidation Servicer Agreement.

“Loan” means a loan comprising the whole or part of a Borrowing made by the Company pursuant to Section 2 of the Receivables Loan Agreement.

“Local Business Day” shall mean, with respect to any Originator, any day other than (i) a Saturday or a Sunday and (ii) any other day on which commercial banking institutions or trust companies in the jurisdiction in which such Originator has its principal place of business, are authorized or obligated by law, executive order or governmental decree to be closed.

“Local Currency” shall mean U.S. Dollars or Sterling.

“Local Servicer” shall have the meaning assigned to such term Section 2.01(c) of the Servicing Agreement.

“Loss Reserve Ratio” shall mean, on any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

LRR = [(a x b)/c] x d x e

where:

LRR = Loss Reserve Ratio;

a =                               the aggregate Principal Amount of Pool Receivables acquired by the Company during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

b =                               the highest three month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

c =                                the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date;

d =                               2.50; and

e =                                Payment Terms Factor.

“Majority Lenders” shall mean the Lenders having, in the aggregate, more than 75.0% of the Aggregate Commitment.

“Manager” means any manager, administrative agent or other corporate or administrative services provider to a Conduit Lender.

“Margin Stock” shall have the meaning given to such term in Regulation U of the Board of Governors.

“Master Servicer” shall mean VANTICO GROUP S.à r.l., and any Successor Master Servicer under the Servicing Agreement.

“Master Servicer Default” shall have, with respect to any, the meaning assigned to such term in Section 6.01 of the Servicing Agreement.

“Master Servicer Indemnified Person” shall have the meaning assigned to such term in Section 5.02(a) of the Servicing Agreement.

“Master Servicer Site Review” shall mean a review performed by the Liquidation Servicer of the servicing operations of the Master Servicer’s central site location in accordance with the Liquidation Servicer Agreement.

“Material Adverse Effect” shall mean, if used with respect to a Person, (a) a material impairment of the ability of such Person to perform its obligations under the Transaction Documents, (b) a materially adverse effect on the business, operations, property or condition (financial or otherwise) of such Person, (c) a material impairment of the validity or enforceability of any of the Transaction Documents against such Person, (d) a material impairment of the collectability of the Eligible Receivables taken as a whole and (e) a material impairment of the interests, rights or remedies of the Collateral Agent or the Secured Parties under or with respect to the Transaction Documents or the Eligible Receivables taken as a whole.

“Maturity Date” means the Facility Termination Date.

“Maximum Available Borrowing” means, on any Borrowing Date, the lesser of:

(a)                                 the Aggregate Commitment on such Borrowing Date; and

(b)                                 the Maximum Potential Borrowing on such Borrowing Date.

“Maximum Available Borrowing (Dollars)” means, with respect to any Borrowing Date, an amount equal to the product of:

(a)                                 the product of (i) the Maximum Potential Borrowing on such Borrowing Date multiplied by (ii) the percentage equivalent of a fraction the numerator of which is the Aggregate Receivables Amount on such Borrowing Date of the Pool Receivables denominated in U.S. Dollars, if any, and the denominator of which is the Aggregate Receivables Amount on such Borrowing Date of all Pool Receivables.

multiplied by:

(b)                                 the Spot Rate for purchasing U.S. Dollars with Euro on such Borrowing Date.

“Maximum Available Borrowing (Euro)” means, with respect to any Borrowing Date, an amount equal to the product of:

(a)                                 the Maximum Potential Borrowing on such Borrowing Date;

multiplied by:

(b)                                 the percentage equivalent of a fraction the numerator of which is the Aggregate Receivables Amount on such Borrowing Date of the Pool Receivables denominated in Euro and the denominator of which is the Aggregate Receivables Amount of all Pool Receivables.

“Maximum Available Borrowing (Sterling)” means, with respect to any Borrowing Date, an amount equal to the product of:

(a)                                 the product of (i) the Maximum Potential Borrowing on such Borrowing Date multiplied by (ii) the percentage equivalent of a fraction the numerator of which is the Aggregate Receivables Amount on such Borrowing Date of the Pool Receivables denominated in Sterling and the denominator of which is the Aggregate Receivables Amount on such Borrowing Date of all Pool Receivables.

multiplied by:

(b)                                 the Spot Rate for purchasing Sterling with Euro on such Borrowing Date.

“Maximum Potential Borrowing” means, with respect to any Borrowing Date, an amount equal to:

(a)                                 the Aggregate Receivables Amount on such Borrowing Date; less

(b)                                 the Required Subordinated Amount on such Borrowing Date.

“Monthly Interest” shall mean Interest accrued for the relevant Settlement Period.

“Monthly Servicing Fee” shall have the meaning assigned to such term in Section 19 of the Receivables Loan Agreement.

“Monthly Settlement Report” shall mean a report prepared by the Master Servicer for each Settlement Period pursuant to Section 4.02 of the Servicing Agreement, in substantially the form of Schedule 12 to the Receivables Loan Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successors thereto.

“Multiemployer Plan” shall mean, with respect to any Person, a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which such Person or any ERISA Affiliate of such Person (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“1940 Act” shall mean the United States Investment Company Act of 1940, as amended.

“Obligor” shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

“Obligor Limit” shall mean the percentage, as set forth in the Receivables Specification and Exception Schedule attached to the Receivables Loan Agreement as Schedule 8 under heading (E) “Obligor Limit”, which shall represent, at any date, with respect to an Eligible Obligor, the percentage of the Principal Amount of all Pool Receivables which are Eligible Receivables at such date which are due from such Eligible Obligor for the applicable ratings category of long-term senior debt of that Obligor, or if such Obligor is unrated and is a wholly owned subsidiary, then the applicable ratings category of long term senior debt of such Obligor’s parent; provided, however, for purposes of this definition that all Eligible Obligors that are Affiliates of each other shall be deemed to be a single Eligible Obligor to the extent the Master Servicer has actual knowledge of the affiliation and in that case, the applicable debt rating for such group of Obligors shall be the debt rating of the ultimate parent of the group.

If the ratings given by S&P and Moody’s to the long term senior debt of any Obligor (or the ultimate parent of the Obligor or the affiliated group of which such Obligor is a member, as the case may be) would result in different applicable percentages under Schedule 8 to the Receivables Loan Agreement, the applicable percentage shall be the percentage associated with the lower rating, as between S&P’s rating and Moody’s rating, of such Obligor’s (or such ultimate parent’s, as the case may be) long-term senior debt; provided that: (i) if an Obligor (or such ultimate parent, as the case may be) is not rated by one of the Rating Agencies, then such Obligor (or the ultimate parent, as the case may be) shall be deemed to be unrated unless the Rating Agency that does not rate the Obligor consents to the application of the rating given the Obligor by the Rating Agency that does give such a rating and (ii) if an Obligor (or such ultimate parent, as the case may) does not have a long-term senior debt rating from either of the Rating Agencies, but has a short-term senior debt rating, then the applicable percentage shall be the percentage associated with the long term senior debt ratings that are equivalent to such short term senior debt ratings as set forth in the table set forth in the Receivables Specification and Exception Schedule attached to the Receivables Loan Agreement as Schedule 8 under the heading “Obligor Limit”. The ratings specified in the table are minimums for each percentage category, so that a rating not shown in the table falls in the category associated with the highest rating shown in the table that is lower than that rating.

“OECD Country” shall mean a country that is a member of the grouping of countries that are full members of the Organization of Economic Cooperation and Development.

“Opinion of Counsel” shall mean a written opinion or opinions of one or more counsel (who, unless otherwise specified in the Transaction Documents, may be internal counsel to the Company, the Master Servicer or an Originator) designated by the Company, the Master Servicer or an Originator, as the case may be, that is reasonably acceptable to the Collateral Agent and each Funding Agent.

“Original Principal Amount” shall mean, with respect to any Receivable, the Principal Amount of such Receivable as of the date on which such Receivable is contributed, sold or otherwise conveyed to the Contributor or the Company, as the case may be, under the applicable Origination Agreement.

“Origination Agreements” shall mean (i) the Contribution Agreement and each Receivables Purchase Agreement; and (ii) any contribution agreement, receivables purchase agreement or corresponding agreement entered into by the Company or the Contributor (as the case may be) and any Additional Originator.

“Originator” shall mean the Contributor and the European Originators.

“Originator Adjustment Payment” shall have the meaning assigned to such term in Section 2.06(a) (or corresponding Section) of the Origination Agreements.

“Originator Dilution Adjustment Payment” shall have the meaning assigned to such term in Section 2.05 (or corresponding Section) of the Origination Agreements.

“Originator Documents” shall have the meaning assigned to such term in Section 7.03(b)(iii) (or corresponding Section) of the Origination Agreements.

“Originator Indemnification Event” shall have the meaning assigned to such term in Section 2.06(b) (or corresponding Section) of the Origination Agreements.

“Originator Indemnification Payment” shall have the meaning assigned to such term in Section 2.06(b) (or corresponding Section) of the Origination Agreements.

“Originator Indemnified Liabilities” shall have the meaning assigned to such term in Section 8.02 (or corresponding Section) of the Origination Agreement.

“Originator Payment Date” shall have the meaning assigned to such term in Section 2.03(a) of the Dutch Receivables Purchase Agreement and the corresponding provisions of the Belgian Receivables Purchase Agreements.

“Originator Purchase Price” shall have the meaning assigned to such term in Section 2.02 (or corresponding Section) of the Receivables Purchase Agreements.

“Originator Termination Date” with respect to any Origination Agreement, shall have the meaning assigned to it within such Origination Agreement.

“Originator Termination Event” shall have the meaning assigned to such term in each Origination Agreement.

“Outstanding Amount Advanced” shall mean, on any date of determination, the aggregate of all Servicer Advances remitted by the Master Servicer out of its own funds pursuant to Section 2.06 of the Servicing Agreement and Section 17.1(d) of the Receivables Loan Agreement, less the aggregate of all related Servicer Advance Reimbursement Amounts received by the Master Servicer.

“Parent Company” shall mean Huntsman Corporation and any successor thereto (by merger or consolidation) for so long as Huntsman Corporation or such successor entity (as applicable) owns, directly or indirectly, at least a majority of the voting capital stock of Huntsman International.

“Payment Period” shall mean the period commencing on each Settlement Date and ending on the next succeeding Settlement Date.

“Payment Terms Factor” shall mean for each six month period to occur after the Initial Borrowing Date, a fraction calculated by the Master Servicer, the numerator of which is the sum of (i) the weighted average payment terms (based upon the Principal Amount of the Pool Receivables and expressed as a number of days) for the Pool Receivables acquired by the Company during such period and (ii) 60, and the denominator of which is 90.

“Payments Reserve Subaccounts” shall mean either (i) a subaccount of each Company Concentration Account or (ii) standalone accounts denominated in each of Euros, Sterling and U.S. Dollars, in each case established for the purpose of holding on deposit the amounts required pursuant to Section 17.1(a).

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Person succeeding to the functions thereof.

“Percentage Factor” shall mean the fraction, expressed as a percentage, computed on any date of determination as follows: (i) the Target Receivables Amount on such date, divided by (ii) the Aggregate Receivables Amount on such date. The Percentage Factor shall be calculated by the Master Servicer on the Initial Borrowing Date. Thereafter, until the Facility Termination Date, the Master Servicer shall recompute the Percentage Factor as of the close of business on each Business Day and report such recomputations to the Administrative Agent and the Funding Agents in the Weekly Report, Monthly Settlement Report and as otherwise requested by the Administrative Agent or any Funding Agent.

“Periodic Report” shall mean: (a) at all times prior to a Report Trigger Event, a Weekly Report ; and (b) at all times following the occurrence of a Report Trigger Event, a daily report.

“Permitted Liens” shall mean, at any time, for any Person:

(a)                                 Liens created pursuant to any Transaction Document;

(b)                                 Liens for taxes, assessments or other governmental charges or levies (i) not yet due or (ii) with respect to which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person;

(c)                                  Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which such Person shall at any time in good faith be prosecuting an appeal or proceeding for a review and with respect to which a reserve or other appropriate provisions are being maintained in accordance with GAAP; and

(d)                                 Liens, or priority claims incidental to the conduct of business or the ownership of properties and assets (including mechanics’, carriers’, repairers’, warehousemen’s and statutory landlords’ liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith by appropriate actions or proceedings and with respect to which a reserve or other appropriate provisions are being maintained in accordance with GAAP.

“Person” shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, Governmental Authority or other entity of whatever nature.

“Plan” shall mean, with respect to any Person, any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code which is maintained for employees of such Person or any ERISA Affiliate of such Person.

“Policies” shall mean the credit and collection policies of the Approved Originators, copies of which are in writing, have been previously delivered to the Collateral Agent and the Administrative Agent, prior to or on the Initial Borrowing Date, as the same may be amended, supplemented or otherwise modified from time to time; provided that material changes to such Policies must be approved by the Administrative Agent (such consent not to be unreasonably withheld).

“Pool Receivable” means any Receivable which has been sold or otherwise assigned (or purported to be sold, assigned, conveyed, subrogated and or otherwise transferred) by any Originator to the Contributor and by the Contributor to the Company.

“Post-Enforcement Priority of Payments” means the order of priority of payments set out in Section 18 of the Receivables Loan Agreement.

“Potential Master Servicer Default” shall mean an event which, with the giving of notice or the lapse of time or both, would constitute a Master Servicer Default under the Servicing Agreement.

“Potential Offset Amount” shall mean an amount determined by the Local Servicer and equal to the amount of any known potential offset, counterclaim, or defense with respect to an Eligible Receivable, and further aggregated by the Master Servicer for the purposes of calculating the Aggregate Receivable Amount.

“Potential Originator Termination Event” shall mean any condition or act that, with the giving of notice or the lapse of time or both, would constitute an Originator Termination Event.

“Potential Program Termination Event” shall mean any condition or act that, with the giving of notice or the lapse of time or both, would constitute a Program Termination Event.

“Potential Termination Event” shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Termination Event.

“Pre-Enforcement Priority of Payments” means the order of priority of payments set out in Section 18 of the Receivables Loan Agreement.

“Principal Amount” shall mean, with respect to any Receivable, the unpaid principal amount due thereunder.

“Principal Balance” means the original principal amount of any Loan made under the Receivables Loan Agreement.

“Program Costs” shall mean, for any Business Day, the sum of:

(a)                                 all fees, expenses, indemnities and other amounts due and payable to all Secured Parties and Facility Indemnified Parties under the Transaction Documents;

(b)                                 all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the Receivables Loan Agreement); and

(c)                                  all unpaid fees and expenses due and payable to the Rating Agencies by the Company or any Lender.

“Program Support Agreement” means and includes any agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of a Conduit Lender, the issuance of one or more surety bonds for which such Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Lender to any Program Support Provider of the Loans funded by such Conduit Lender (or portions thereof or participations therein) and/or the making of loans and/or other extensions of credit to such Conduit Lender in each case in connection with such Conduit Lender’s commercial paper program if and to the extent used to fund Loans, together with any letter of credit, surety bond, swap or other instrument issued thereunder.

“Program Support Provider” means, with respect to any Conduit Lender, any Person (including any provider of a liquidity purchase or funding facility) now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Lender or issuing a letter of credit, surety bond, swap or other instrument to support any obligations arising under or in connection with Commercial Paper program which provides funding for such Conduit Lender.

“Program Termination Date” shall have the meaning assigned to such term in Section 7.02 (or corresponding Section) of the Origination Agreements.

“Program Termination Event” shall have the meaning assigned to such term in Section 7.02 (or corresponding Section) of the Origination Agreements.

“Pro Rata Share” means, for any Lender:

(a)                                 the Commitment of such Lender, divided by the Aggregate Commitments; and

(b)                                 after the Aggregate Commitments have been terminated, the outstanding principal amount of the Loans funded by such Lender, divided by the outstanding principal amount of the Loans funded by all Lenders.

“Purchase Documents” shall mean the reports, offers or letters of offer, acceptances or notifications, quittances subrogatives or other instruments of transfer, evidence of entries in a current account, and any other similar documents or entries, in each case which are required by the terms of the respective Receivables Purchase Agreements to be delivered or to occur to give effect to the sale or other transfer of Receivables (or interests therein).

“Purchaser” means the Company.

“Quotation Day” means, in relation to any period for which an interest rate is to be determined:

(a)                                 (if the currency is Sterling or U.S. Dollars) the first (1st) day of that period; or

(b)                                 (if the currency is Euro) two (2) TARGET Days before the first (1st) day of that period,

unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one (1) day, the Quotation Day will be the last of those days).

“Rating Agencies” shall mean the collective reference to S&P and Moody’s.

“Receivable” shall mean all the indebtedness and payment obligations of an Obligor to an Originator arising from the sale of merchandise or services by an Originator (and shall include (a) such indebtedness and payment obligation as may be evidenced by any invoice issued as a re-invoicing or substitution invoicing of an original invoice and (b) the right of payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Obligor with respect thereto); provided that the term “Receivable” wherever used in the Transaction Documents shall not include Receivables owing by an Excluded Factoring Obligor.

“Receivable Assets” shall, as used in the Origination Agreements, have the meaning assigned in Section 2.1(a) thereof/or the respective corresponding provision of such Origination Agreement.

“Receivables Contribution Date” shall mean, with respect to any Receivable, the Business Day on which the Company receives a contribution of such Receivable from the Contributor or direct conveyance from an Originator.

“Receivables Loan Agreement” shall mean the European Receivables Loan Agreement, dated as of the Signing Date and amended and restated as of the 2019 Restatement Effective Date, among the Company, the Master Servicer, the Collateral Agent, the Lenders named therein, the Funding Agents named therein and the Administrative Agent.

“Receivables Purchase Agreement” shall mean: (a) any of (i) the Dutch Receivables Purchase Agreement, and (ii) the Belgian Receivables Purchase Agreement; and (b) any receivables purchase agreement entered into by any Additional Originator and the Contributor in accordance with the Transaction Documents on and after the Restatement 2019 Effective Date.

“Recoveries” shall mean all amounts collected (net of out of pocket costs of collection) in respect of Charged-Off Receivables.

“Reference Banks” means the principal London offices of Citibank N.A. and Barclays Bank PLC or such other banks as may be appointed by the Administrative Agent in consultation with the Company.

“Register” shall have the meaning assigned to such term in Section 36.17(d) of the Receivables Loan Agreement.

“Regulation T” shall mean Regulation T of the Board of Governors as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board of Governors as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board of Governors as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Property” shall mean, with respect to any Receivable:

(a)                                 all of the applicable Dutch Originator’s and Belgian Originator’s respective interest in the goods, if any, relating to the sale which gave rise to such Receivable;

(b)                                 all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by the applicable Obligor describing any collateral securing such Receivable; and

(c)                                  all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

including in the case of clauses (b) and (c), any rights described therein evidenced by an account, note, instrument, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security.

“Relevant Interbank Market” means in relation to Euro, the European interbank market and, in relation to a Local Currency, the London interbank market.

“Relevant Period” shall mean, with respect to any Loan on which the Interest Rate is determined by reference to the Alternate Rate, 30 days or such other period as is agreed between the Administrative Agent and the Master Servicer.

“Report Trigger Event” shall mean (i) the occurrence of a Termination Event and/or (ii) the long-term corporate credit rating of Huntsman International having been reduced to “BB” or below by S&P and “Ba2” or below by Moody’s.

“Reportable Event” shall mean any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to Section (m) or (o) of Section 414 of the Code).

“Reported Day” shall have the meaning assigned to such term in Section 4.01 of the Servicing Agreement.

“Required Reserves Ratio” shall mean the sum of (i) the greater of (a) the Dilution Reserve Ratio and (b) 5.0% and (ii) the greater of (a) the Loss Reserve Ratio and (b) 12.5%.

“Required Retention Deficiency” shall mean that Huntsman International ceases to satisfy the requirements of Section 26.5(a)(i) of the Receivables Loan Agreement.

“Required Subordinated Amount” shall mean:

(a)                                 on any date of determination during the Revolving Period, an amount equal to the sum of:

(i)                                     an amount equal to the product of (A) the Principal Balance of the Loans on such day (after giving effect to any increase or decrease thereof on such day) and (B) a fraction the numerator of which is the Required Reserves Ratio in effect for the Settlement Period in which such day falls and the denominator of which is one minus the Required Reserves Ratio;

(ii)                                  the product of (A) the Principal Balance of the Loans (after giving effect to any increase or decrease thereof on such day) and (B) a fraction the numerator of which is the Carrying Cost Reserve Ratio in effect for the Settlement Period in which such day falls and the denominator of which is one minus the Required Reserves Ratio; and

(iii)                               the product of (A) the Principal Balance of the Loans on such day and (B) a fraction the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Required Reserves Ratio; and

(b)                                 on any date of determination during the Amortization Period, an amount equal to the Required Subordinated Amount on the last Business Day of the Revolving Period.

“Requirement of Law” shall mean for any Person the certificate of incorporation and by laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resignation Notice” shall have the meaning assigned to such term in Section 6.02(a) of the Servicing Agreement.

“Responsible Officer” shall mean (i) when used with respect to the Collateral Agent, any officer within the Corporate Trust Office of the Collateral Agent including any Vice President, any Assistant Vice President, Trust Officer or Assistant Trust Officer or any other officer of the Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and (ii) when used with respect to any other Person, any member of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Vice President, the Controller or manager (in the case of a limited liability company) of such Person; provided, however, that a Responsible Officer shall not certify in his capacity as a Vice President as to any financial information.

“Restatement Conditions Precedent” shall have the meaning given to such term in Section 1.14 of the Receivables Loan Agreement.

“Restatement 2019 Effective Date” shall mean April 18, 2019 or such later Settlement Date as is agreed between the parties hereto, subject to the satisfaction or waiver of the conditions precedent set out in Section 1.14 of the Receivables Loan Agreement.

“Restatement 2019 Documents” shall mean this amended and restated Receivables Loan Agreement, the amended and restated Servicing Agreement the amended and restated Belgian Receivables Purchase Agreement, the amended and restated Dutch Receivables Purchase

Agreement, the amended and restated Belgian Pledge Agreement, Agreement, the Amendment Agreement and the HSBC upfront fee letter, each dated on or about the Restatement 2019 Effective Date.

“Restricted Payments” shall have the meaning assigned to such term in Section 26.3(l) of the Receivables Loan Agreement.

“Restricted Payments Test” shall mean, on any date of determination that the Aggregate Receivables Amount at such time is at least equal to the Target Receivables Amount at such time.

“Revolving Period” shall mean the period commencing on the Initial Borrowing Date and terminating on the Facility Termination Date.

“Revolving Period” shall have, with respect to any Loan, the meaning assigned to such term in the Receivables Loan Agreement.

“RLA Collateral” shall have the meaning assigned to such term in Section 15 of the Receivables Loan Agreement.

“S&P” shall mean Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

“Sanctions” means the sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by any of the following:

(a)         the United States government;

(b)         the United Nations Security Council;

(c)          the European Union;

(d)         the United Kingdom;

(e)          Hong Kong; and

the respective Governmental Authorities of any of the foregoing, including without limitation, the U.S. Department of State, Her Majesty’s Treasury and the Office of Foreign Assets Control of the US Department of the Treasury.

“Scheduled Commitment Termination Date” shall mean April 18, 2022, and as may be extended from time to time in writing by the Company, the Lenders and the Funding Agents.

“Scope of Audit” means the scope of audit in the form as set forth in Schedule 2 to the Servicing Agreement or as otherwise agreed between the Master Servicer and the Administrative Agent, as may be amended from time to time by agreement between the Master Servicer and the Administrative Agent.

“Screen Rate” means:

(a)                                 in relation to USD LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on page LIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate)];

(b)                                 in relation to GBP LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on page LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate);

(c)                                  in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); and

or, in each case, on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters or as otherwise determined pursuant to Section 8.3 of the Receivables Loan Agreement.

“Secured Obligations” shall mean all present and future indebtedness and all other liabilities and obligations of every nature of the Company including for commissions, fees, principal, interest, expenses and indemnification payments, from time to time owed to the Collateral Agent, each Funding Agent, each Lender, the Administrative Agent and each other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or thereafter incurred, whether on account of commissions, amounts owed and payable, incurred fees, indemnities, out of pocket costs or expenses (including all reasonable fees and disbursements of counsel) or otherwise which arise under the Receivables Loan Agreement or any Transaction Document.

“Secured Parties” means, collectively, each Facility Indemnified Party.

“Security Documents” means:

(a)                                 the Receivables Loan Agreement;

(b)                                 the English Deed of Charge;

(c)                                  the Belgian Pledge Agreement;

(d)                                 the Italian Pledge Agreement; and

each other security agreement, deed of charge or other agreement executed or delivered from time to time by any Transaction Party pursuant to, or in connection with, the transaction contemplated by the Transaction Documents.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Securitisation Regulations” means EU Regulation 2017/2402/EU of the European Parliament and of the Council of 12 December 2017 and Regulation (EU) 2017/2401, together with any implemented or delegated regulation, technical standards and guidance related thereto (and any reference to an article of the Securitisation Regulation shall mean that article as supplemented by any implementing or delegating regulation and technical standards applicable thereto), including any replacement, analogous or supplementary laws or regulations as may be in effect in the European Union and the United Kingdom, in each case as may be amended, replaced or supplemented from time to time.

“Securitisation Regulation Reports” has the meaning set forth in Section 26.5.

“Servicer Advance” shall mean amounts deposited in any Approved Currency by the Master Servicer out of its own funds into any Company Concentration Account pursuant to Section 2.06(a) of the Servicing Agreement.

“Servicer Advance Reimbursement Amount” means any amount received or deemed to be received by the Master Servicer pursuant to Section 2.06(b) of the Servicing Agreement of a Servicer Advance made out of its own funds.

“Servicer Guarantor” shall mean Huntsman International and its successors and assigns.

“Servicing Agreement” shall mean the European Servicing Agreement, dated as of the Signing Date among the Company, the Master Servicer, the Servicer Guarantor and the Collateral Agent.

“Servicing Fee Percentage” shall mean 1.0% per annum.

“Servicing Guarantee” shall mean the Servicing Guarantee under Article VII of the Servicing Agreement, executed by the Servicer Guarantor in favor of the Company and the Collateral Agent for the benefit of the Secured Parties.

“Servicing Reserve Ratio” shall mean, as of any Settlement Report Date and continuing (but not including) until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (ii) 360.

“Settlement Date” shall mean, the 15th day of each month, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Settlement Period” shall mean each fiscal month of the Master Servicer; provided that the initial Settlement Period shall commence on the Initial Borrowing Date and end on the last day of the fiscal month for October 2009.

“Settlement Report Date” shall mean the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Significant Subsidiary” shall mean a subsidiary of Huntsman International whose assets comprise five percent (5%) or more of the Consolidated Total Assets of Huntsman International and its consolidated subsidiaries.

“Signing Date” means October 16, 2009.

“Specified Bankruptcy Opinion Provisions” shall mean the factual assumptions (including those contained in the factual certificate referred to therein) and the actions to be taken by the Contributor and the Company in the legal opinion of Baker & McKenzie LLP relating to certain bankruptcy matters delivered on the Initial Borrowing Date.

“Specified Time” means 11:00 a.m. on any Quotation Day.

“Spot Rate” shall mean, as of any date of determination, the applicable foreign exchange rate for the immediately preceding Business Day appearing on the page designated as “[Curncy] GP” on Bloomberg Financial Markets Commodities News or, if such rate is unavailable on such page, the applicable rate provided by the Administrative Agent and agreed by the Master Servicer for which Sterling, U.S. Dollars or other Approved Currency can be exchanged for Euro on such date of determination.

“Standby Liquidation System” shall mean a system satisfactory to the Liquidation Servicer by which the Liquidation Servicer will receive and store electronic information regarding Receivables from the Master Servicer which may be utilized in the event of a liquidation of the Receivables to be carried out by the Liquidation Servicer.

“State/Local Government Obligor” shall mean any state of the United States or local government thereof or any subdivision thereof or any agency, department, or instrumentality thereof.

“Sterling” shall mean the legal currency of the United Kingdom.

“Subsidiary” shall mean, as to any Person, any corporation, partnership or other entity which is directly or indirectly controlled by that Person, and for the purposes of this definition “control” shall mean the direct or indirect ownership of:

(a)                                 a majority of the stock having ordinary voting power of such corporation, partnership or other entity (or, to the extent that such corporation, partnership or other entity has not issued stock, such other substantially equivalent ownership interests carrying ordinary voting power), in each case other than stock or other applicable ownership interests having such power only by reason of the happening of a contingency (the “Voting Stock”); or

(b)                                 Voting Stock entitling such Person to appoint a majority of the board of directors (or equivalent executive board of directors, officers or managers in the applicable jurisdiction) of such corporation, partnership or other entity.

“Successor Master Servicer” shall mean, following delivery of a Termination Notice by the Administrative Agent or receipt by the Administrative Agent of a Resignation Notice, (a) a Person appointed by the Administrative Agent which, at the time of its appointment as Master Servicer (i) is legally qualified and has the corporate power and authority to service the Receivables, (ii) is approved by each Funding Agent, (iii) has demonstrated the ability to service a portfolio of similar receivables in accordance with high standards of skill and care in the sole determination of the Administrative Agent, and (iv) has accepted its appointment by a written assumption in a form acceptable to the Administrative Agent and (b) if no successor Master Servicer has otherwise been appointed in accordance with clause (a), from the Liquidation Servicer Commencement Date, the Person then acting as the Liquidation Servicer; provided that if such Person is so appointed, its duties shall consist only of those applicable to it in its capacity as Liquidation Servicer; provided, further, that no such Person shall be a Successor Master Servicer if it is a direct competitor of VANTICO GROUP S.à r.l. or any Significant Subsidiary.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and was launched on 19 November 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euro.

“Target Receivables Amount” shall mean, on any date of determination, the sum of (i) the Principal Balance of the Loans on such day plus (ii) the Required Subordinated Amount for such day.

“Tax” shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings of any other charge of a similar nature, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (including any penalty or interest in connection with any failure to pay, or delay in paying, the same).

“Tax Credit” means a credit against, relief or remission for or repayment of Tax.

“Tax Deduction” means any deduction or withholding for or on account of Tax from a payment made under the Transaction Documents.

“Tax Opinion” shall mean, unless otherwise specified in the Receivables Loan Agreement with respect to any action, an Opinion of Counsel of one or more outside law firms to the effect that, for United States federal income tax purposes, (i) such action will not adversely affect the characterization as debt of any Loans and (ii) the Company will be disregarded as an entity separate from Huntsman International for U.S. federal income tax purposes.

“Tax Payment” shall have the meaning assigned to such term in Section 11.1 of the Receivables Loan Agreement.

“Taxation Authority” means any taxing, revenue, or other authority (whether within, or outside the United Kingdom) competent to impose any liability to, or to assess or collect, any tax.

“Termination Event” shall have the meaning assigned in Section 21.1 of the Receivables Loan Agreement.

“Termination Notice” shall have the meaning assigned to such term in Section 6.01 of the Servicing Agreement.

“Timely Payment Accrual” shall mean, for the purposes of determining the Aggregate Receivables Amount, an aggregate amount of Timely Payment Discounts as of the Business Day immediately preceding the date of such determination.

“Timely Payment Discount” shall mean, with respect to any date of determination, a cash discount relating to the Receivables contributed by the Contributor to the Company (directly or indirectly), and granted by the Originators to the Obligors), as stipulated in the Contract.

“Transaction Documents” shall mean the collective reference to the Amendment Agreement, the Receivables Loan Agreement, the Servicing Agreement, the Origination Agreements, the Liquidation Servicer Agreement, the Security Documents, the Program

Support Agreements and any other documents delivered pursuant to or in connection therewith.

“Transaction Parties” means, collectively:

(a)                                 the Company;

(b)                                 each Originator;

(c)                                  the Master Servicer;

(d)                                 the Lenders;

(e)                                  the Administrative Agent; and

(f)                                   the Funding Agents,

and “Transaction Party” means any of them.

“Transactions” shall mean the transactions contemplated under each of the Transaction Documents.

“Transaction Summary” shall mean a transaction summary with respect to the Receivables Loan Agreement and related transactions referred to in Article 7.1(c) of the Securitisation Regulation.

“Transfer Issuance Date” shall mean the date on which a Commitment Transfer Agreement becomes effective pursuant to the terms of such Commitment Transfer Agreement.

“Transferred Agreements” shall have the meaning assigned to such term in Section 15(b) of the Receivables Loan Agreement.

“UCC” shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

“United States” for purposes of geographic description shall mean the United States of America (including the States and the District of Columbia), its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands) and other areas subject to its jurisdictions.

“United States Person” shall mean an individual who is a citizen or resident of the United States, or a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

“Unrestricted Subsidiary” shall mean each of the entities listed on Schedule 14, to the extent such entity is a Subsidiary of the Contributor, as such schedule may be updated from time to time by delivery of an updated list by the Company to the Administrative Agent.

“U.S. Dollars” shall mean the legal currency of the United States of America.

“U.S. Government Obligor” shall mean the United States government or any subdivision thereof or any agency, department or instrumentality thereof.

“U.S. Securitization Facility” shall mean the securitization facility contemplated by the U.S. Receivables Loan Agreement dated on or about the Signing Date among Huntsman Receivables Finance II LLC, VANTICO GROUP S.à r.l., PNC Bank and The Toronto Dominion Bank, as Administrative Agent and Collateral Agent, and the other parties thereto, as amended, supplemented or otherwise modified from time to time.

“USD LIBOR” means, in relation to any Loan or other calculation denominated in U.S. Dollars (a)                                             the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the currency or Relevant Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of 11:00 am (London time) on the Quotation Day for the offering of deposits in U.S. Dollars and for a period of: (i) one week in the case of a determination for the purposes of the Alternate Rate definition; and (ii) one month in all other cases.

“VAT” means

(a)                                 any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)                                 any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in clause (a) above, or imposed elsewhere.

“Volume Rebate” shall mean a discount periodically granted by the Originator to Obligor, as stipulated in the Contract for achieving certain sales volume.

“Volume Rebate Accrual” shall mean, with respect to any date of determination, for the purposes of determining the Aggregate Receivables Amount, the aggregate amount of outstanding Volume Rebate balances of Receivables as of the Business Day immediately preceding the date of such determination.

“Weekly Report” shall mean a report prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement on each Weekly Report Date, substantially in the form of Schedule 11-A attached to the Receivables Loan Agreement.

“Weekly Reporting Date” shall mean the last Business Day of each calendar week.

“Weekly Settlement Date” shall mean the last Business Day of each calendar week.

“Weighted Average LIBOR” means at any time the sum of:

(a)                                 the Euro Equivalent outstanding balance of Sterling denominated Eligible Receivables multiplied by GBP LIBOR;

(b)                                 the Euro Equivalent outstanding balance of U.S. Dollar denominated Eligible Receivables multiplied by USD LIBOR; and

(c)                                  the outstanding balance of Euro denominated Eligible Receivables multiplied by EURIBOR,

each as at such time, divided by the Euro Equivalent at such time of the aggregate outstanding balance of all Eligible Receivables.

“Withholding Tax Reserve Account” shall have the meaning assigned to such term in Section 26.1(s) of the Receivables Loan Agreement.

SCHEDULE 4

FORM OF NOTICE OF PREPAYMENT

, 20

HSBC BANK PLC,

as Administrative Agent and as a Funding Agent

8 Canada Square

London E14 5HQ

United Kingdom

Attention: Lilit Yolyan

Telephone No.: +44 020 79911571

[OTHER FUNDING AGENTS]

Ladies and Gentlemen;

Reference is hereby made to the European Receivables Loan Agreement, dated as of October 16, 2009, as amended and restated as of April 21, 2017 and amended and restated as of April 18, 2019 (as such agreement may be further amended or supplemented form time to time, the “Receivables Loan Agreement”), among Huntsman Receivables Finance LLC (the “Company”), VANTICO GROUP S.à r.l. as Master Servicer (in such capacity, the “Master Servicer”), the several entities party thereto as Lenders, the several financial institutions party thereto as Funding Agents and HSBC Bank plc, as Administrative Agent and Collateral Agent.  Capitalized terms used in this Notice and not otherwise defined herein shall have the meanings assigned thereto in Schedule 3 to the Receivables Loan Agreement.

This Notice is a notice of prepayment pursuant to Section 4.2 of the Receivables Loan Agreement.  The Company hereby notifies you that it intends to prepay, on the Business Day specified below, the portion of the Loans specified below.

Aggregate amount to be prepaid	[ ]
Approved Currency of prepayment	[ ]
Business Day on which the Company will make such prepayment	[ ]

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Notice to be executed by its duly authorized officer as of the date first above written.

HUNTSMAN
RECEIVABLES FINANCE LLC

By:
Name:
Title:

SCHEDULE 5

FORM OF COMMITMENT TRANSFER AGREEMENT

COMMITMENT TRANSFER AGREEMENT, dated as of               [, ]among [                 ] (the “Transferor”), each purchaser listed as an Acquiring Lender on the signature pages hereof (each, an “Acquiring Lender”) and [                 ], as Funding Agent for the Transferor (in such capacity, the “Funding Agent”) and HSBC Bank plc as Administrative Agent for the Lenders under the Receivables Loan Agreement described below (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS this Commitment Transfer Agreement is being executed and delivered in accordance with Section 36.17 of the European Receivables Loan Agreement, dated as of October 16, 2009, as amended and restated as of April 21, 2017 and amended and restated as of April 18, 2019 (as from time to time amended, supplemented or otherwise modified (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”); terms defined therein being used herein as therein defined), among the Company, the Master Servicer, the Lenders from time to time parties thereto, the Collateral Agent and the Administrative Agent;

WHEREAS each Acquiring Lender (if it is not already a Lender party to the Receivables Loan Agreement) wishes to become a Lender party to the Receivables Loan Agreement; and

WHEREAS the Transferor is selling and assigning to each Acquiring Lender, rights, obligations and commitments under the Receivables Loan Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Upon the execution and delivery of this Commitment Transfer Agreement by each Acquiring Lender, the Transferor and the Funding Agent and compliance with Section 36.17 of the Receivables Loan Agreement (the “Transfer Issuance Date”), each Acquiring Lender shall be a Lender party to the Receivables Loan Agreement for all purposes thereof.

2.                                      This Commitment Transfer Agreement is being delivered to the Administrative Agent together with (i) if the Acquiring Lender is organized under the laws of a jurisdiction outside the United States, the forms specified in Sections 11.2(d)(i) and 11.1(d)(ii) of the Receivables Loan Agreement, duly completed and executed by such Acquiring Lender, (ii) if the Acquiring Lender is not already a Lender under the Receivables Loan Agreement, an Administrative Questionnaire in the form of Schedule 9 to the Receivables Loan Agreement and (iii) a processing and recordation fee of $3,500.

3.                                      The Transferor acknowledges receipt from each Acquiring Lender of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Lender (the “Purchase Price”), of the portion being purchased by such Acquiring Lender (such Acquiring Lender’s “Purchased Percentage”) of the undivided interest in the [U.S. Dollar][Euro][Sterling] Loan owed by, and other amounts owing to, the Transferor under the Receivables Loan Agreement. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Lender, without recourse, representation or warranty (except as set forth in paragraph 8(i) below), and each Acquiring Lender hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Lender’s Purchased Percentage of the commitment of the Transferor to increase its [U.S. Dollar][Euro][Sterling] Loan Amount under, and the portion of the undivided interest in, the [U.S. Dollar][Euro] [Sterling] Loan owned by, and other amounts owing to, the Transferor, in each case under the Receivables Loan Agreement together with all instruments, documents and collateral security pertaining thereto.

4.                                      The Transferor has made arrangements with each Acquiring Lender with respect to (i) the portion (if any) to be paid, and the date or dates for payment, by the Transferor to such Acquiring Lender of any Commitment Fee heretofore received by the Transferor pursuant to the Receivables Loan Agreement prior to the Transfer Issuance Date and (ii) the portion (if any) to be paid, and the date or dates for payment, by such Acquiring Lender to the Transferor of Commitment Fee or Interest received by such Acquiring Lender pursuant to the Receivables Loan Agreement from and after the Transfer Issuance Date.

5.                                      From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Receivables Loan Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Lenders, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

6.                                      Prior to or concurrently with the execution and delivery hereof, the Funding Agent will, at the expense of the Transferor, provide to each Acquiring Lender (if it is not already a Lender party to the Receivables Loan Agreement) photocopies of all documents delivered to the Funding Agent on the Issuance Date in satisfaction of the conditions precedent set forth in the Receivables Loan Agreement.

7.                                      Each of the parties to this Commitment Transfer Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Agreement.

8.                                      By executing and delivering this Commitment Transfer Agreement, the Transferor and each Acquiring Lender confirm to and agree with each other and the Lenders as follows:  (i) the Transferor warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Commitment, and the outstanding balance of its [U.S. Dollar][Euro][Sterling] Loan, in each case without giving effect to assignments thereof which have not become effective, are [          ] and [         ], respectively; (ii) except as set forth in clause (i) above, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Receivables Loan Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Loan Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Master Servicer, any Originator or the Company or the performance or observance by the Master Servicer, any Originator or the Company of any of their respective obligations under the Receivables Loan Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto; (iii) the Acquiring Lender represents and warrants that it is legally authorized to enter into this Commitment Transfer Agreement; (iv) the Acquiring Lender confirms that it has received a copy of the Receivables Loan Agreement, the other Transaction Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Agreement; (v) the Acquiring Lender will independently and without reliance upon the Funding Agent, the Collateral Agent, the assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Loan Agreement or any other Transaction Document; (vi) the Acquiring Lender appoints and authorizes the Funding Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Loan Agreement as are delegated to the Funding Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) the Acquiring Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of the Receivables Loan Agreement are required to be performed by it as a Lender.

9.                                      The Acquiring Lender confirms that, by executing and delivering this Commitment Transfer Agreement, it shall be deemed to have made the representations and warranties in Section 36.17(c) of the Receivables Loan Agreement.

10.                               Schedule I hereto sets forth the revised Pro Rata Shares of the Transferor and each Acquiring Lender as well as administrative information with respect to each Acquiring Lender.

11.                               This Commitment Transfer Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any conflict of law principles (other than Section 5-1401 of the New York General Obligations Law).

IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[NAME OF SELLING PURCHASER],
as Transferor,

By:
Name:
Title:

[NAME OF PURCHASING PURCHASER],
as Acquiring Lender,

By:
Name:
Title:

[NAME OF FUNDING AGENT]
as Funding Agent

By:
Name:
Title:

HSBC BANK PLC
as Administrative Agent

By:
Name:
Title:

Attachment 1 to Commitment Transfer Agreement

List of Addresses for Notices
and of Pro Rata Shares

HSBC Bank plc, as Funding Agent

8 Canada Square

London E14 5HQ

Attention: Structured Finance Group

Telephone: N/A

Facsimile: N/A

[TRANSFEROR]

Address:

Prior Pro Rata Share:

Revised Pro Rata Share:

[ACQUIRING LENDER]

Address:

[Prior] Pro Rata Share:

[Revised Pro Rata Share:]

SCHEDULE 6

COLLECTION ACCOUNTS AND COMPANY CONCENTRATION ACCOUNTS

[Schedule on file with Administrative Agent]

SCHEDULE 7

LOCATION OF RECORDS OF THE COMPANY

Huntsman Receivables Finance LLC
c/o Huntsman International LLC
10003 Woodloch Forest Drive
The Woodlands, TX 77380

Huntsman Receivables Finance LLC
c/o VANTICO GROUP S.à r.l.
51, Boulevard Grande-Duchesse Charlotte

L-1331Luxembourg

SCHEDULE 8

RECEIVABLES SPECIFICATION AND EXCEPTION SCHEDULE

(A) Approved Obligor Countries	(B) Approved Contract Jurisdictions	(C) Approved Currencies
Belgium	United Kingdom	Euros
British Virgin Islands	The Netherlands	U.S. Dollars
Canada	United States	Pound Sterling
France	Belgium
Germany	France
United Kingdom	Germany
The Netherlands	Italy
Italy	Spain
Poland
Spain
United States
Ireland
Sweden
Denmark
Switzerland
Finland
Portugal
Greece
Austria

(D)          Approved Obligor Country Limit

Country Foreign Currency Rating (S&P / Moody’s)	Approved Obligor Country Limit
AAA/Aaa	100%
AA+/Aa1	75.0%
AA/Aa2	50.0%
AA-/Aa3	50.0%
A+/A1	10.0%
A, A-, BBB+/A2, A3, Baa1	5.0%
BBB, BBB-/ Baa2, Baa3	3.3%
Below BBB-/Baa3	2.0%
NR	2.0%
Canada	7.5%
Switzerland	12.5%
British Virgin Islands	2.0%

provided that the Approved Obligor Limit shall be:

(i)                                     in the case of Italy: (1) so long as the country foreign currency, long-term debt rating is at least BBB- by S+P or Baa3 by Moody’s, 25.0%; and (2) if the country foreign currency, long-term debt rating is below BBB- by S&P and Baa3 by Moody’s, 16.0%; and

(ii)                                  in the case of Spain: (1) so long as the country foreign currency, long-term currency, long-term debt rating is at least BBB- by S&P or Baa3 by Moody’s, 13.0%; and (2) if the country foreign currency, long-term debt rating is below BBB- by S+P and Baa3 by Moody’s, 8.0%.

(E)                            Obligor Limit

Obligor Short-Term Rating (S&P / Moody’s)	Obligor Long-Term Rating (S&P / Moody’s)	Obligor Limit
A-2/P-2 and above	BBB+, Baa1 and above	6.25%
Below A2/P-2	BBB, BBB-/Baa2, Baa3	4.17%
NR	Below BBB-/Baa3 or NR	2.50%

(F)                             Approved Originator Country Overconcentration Limits

United States	100%
United Kingdom	100%
Belgium	100%
Italy	100%
The Netherlands	100%
France	100%
Spain	5%
Switzerland	100%

SCHEDULE 9

FORM OF ADMINISTRATIVE QUESTIONNAIRE

Please accurately complete the following information and return via electronic mail to the attention of [                    ] at [                    ] as soon as possible, at email address [                    ].

PURCHASER LEGAL NAME TO APPEAR IN DOCUMENTATION:

GENERAL INFORMATION:

Institution Name:

Street Address:

City, State, Zip Code:

POST CLOSING, ONGOING CREDIT CONTRACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Email address:

Backup Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Email address:

TAX WITHHOLDING:

Nonresident Alien                                                                                                Y*                                                                                N

* Form W-8ECI Enclosed

Tax ID Number

POST CLOSING, ONGOING ADMINISTRATIVE CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - PAYMENTS, FEES, ETC.

Contact:

Street Address:

City, State, Zip Code:

Phone Number:

Email address:

PAYMENT INSTRUCTIONS:

Name of Bank to which funds are to be transferred:

Routing Transit/ABA number of Bank to which funds are to be transferred:

Name of Account, if applicable:

Account Number:

Additional information:

It is very important that all the above information be accurately completed and that this questionnaire be returned to the person specified in the introductory paragraph of this questionnaire as soon as possible.  If there is someone other than yourself who should receive his questionnaire, please notify us of that person’s name and email address and we will email a copy of the questionnaire.  If you have any questions about this form, please call [                    ] at (     ) [                    ].

SCHEDULE 10

FORM OF CONFIDENTIALITY AGREEMENT

(Email[                ] at              )

[Name of assignor]

Ladies and Gentlemen:

You are prepared to furnish to the undersigned [describe information to be provided].  The [described information] and any other materials, documents and information which you, the Master Servicer, any Originator, the Company and the Collateral Agent, on behalf of the Secured Parties, or any of your or their respective affiliates may furnish to us in connection with our evaluation of a possible assignment or participation are collectively called the “Information”.  Terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Receivables Loan Agreement, dated as of October 16, 2009, as amended and restated as of April 21, 2017 and amended and restated as of April 18, 2019 (as the same may be amended, supplemented, restated or otherwise modified from time to time) among Huntsman Receivables Finance LLC, VANTICO GROUP S.à r.l. as Master Servicer, the several entities named therein as Lenders, the several financial institutions named therein as Funding Agents, HSBC Bank plc as Administrative Agent and HSBC Bank plc as Collateral Agent.

We agree to keep confidential, and to not publish, disclose or otherwise divulge, the Information (and to cause our officers, directors, employees, agents and representatives to keep confidential, and to not publish, disclose or otherwise divulge, the Information) and, at your, the Master Servicer’s, any Originator’s, the Company’s or the Collateral Agent’s request (except as provided below), promptly to return to you, the Master Servicer, the Originator, the Company or the Collateral Agent (as applicable), or destroy, the Information and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that we shall be permitted to disclose the Information (i) to such of our officers, directors, employees, agents and representatives as need to know such Information in connection with our evaluation of a possible assignment or participation (who will be informed of the confidential nature of the Information); (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority (in any which event we will notify you, the Master Servicer, the Originator, the Company or the Collateral Agent to the extent not prohibited by applicable law); (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this agreement, (B) becomes available to us on a non-confidential basis from a source other than you, the Master Servicer, any Originator, the Company or the Collateral Agent or any of your Affiliates or (C) was available to us on a non-confidential basis prior to its disclosure to us by you; (iv) to the extent you, the Master Servicer, the Originator, the Company and the Collateral Agent shall have consented to such disclosure in writing; or (v) pursuant to the last paragraph of this letter.

We further agree that we will use the Information (except to the extent the conditions referred to in sub-clauses (A), (B) and (C) of clause (iii) above have been met and as provided in the last paragraph of this letter) only to evaluate a possible assignment or participation.

We further agree, in the event we participate in an assignment or participation, that we will not disclose any of the Information to any assignee or participant or proposed assignee or participant unless and until such assignee or participant or proposed assignee or participant trust executes and delivers to you a letter substantially in the form hereof.

Our obligations under this letter are for the benefit of you, the Master Servicer, the Originators, the Company and the Collateral Agent and your and their Affiliates, and you and each of them may pursue remedies against us for the breach hereof, either in equity or at law.

Notwithstanding anything to the contrary contained above if we participate in an assignment or participation, we will be entitled to retain all Information and to use it in monitoring our investment and in exercising our rights with respect thereto. This agreement shall be governed by the laws of the State of New York.

[Name of Assignee/ Participant/
Proposed Assignee/Proposed Participant]

By:
Name:
Title:

SCHEDULE 11 — A —
FORM OF WEEKLY REPORT

Part 1 of 4

Huntsman — Weekly Report
Report Date

	Originator Interest	Investor Interest	Total
Pool Activity
Beginning Receivables Balance
Plus: FX Adjustment
Less: Aggregate [Weekly] Collections
Plus: New Sales
Less: Non-Contractual Dilutions
Less: Timely Payment Discount Issued
Less: Volume Rebate Issued
Less: Commissions Issued
Less: Write-Offs Prior to 60 days
Less: Write-Offs Past to 60 days
Less: Originator Adjustment/Payment Repurchased Receivables
Plus: Misdirected Payments
Plus: Mechanical Zero Offsets for PU USA
Plus: Other Adjustments
Ending Receivables Balance

Less: Defaulted Receivables
Less: Obligor Overconcentration Amount
Less: Obligor Country Overconcentration Amount
Less: Originator Country Overconcentration Amount
Less: Commission/Timely Payment Accruals
Less: Volume Rebate Accruals
Less: A/P Offsets
Aggregate Receivables Amount

Cash for Repurchased Receivables
Additional Trapped Cash•

Servicer Advance Outstanding — VFCs

Ending Balance
	Originator	Conduit

Invested Percentage
Invested Amount
Adjusted Invested Amount
Required Subordinated Amount
Target Receivables Amount
Allocated Receivables Amount
Collateral Compliance
Trapped Cash•
Purchase Price

TOTAL	Daily Allocation of Collections	Originator	Conduit
USD	Total Collections in the Trust Accounts
EQUIVALENT	A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to WHT Reserve Subacc
Deposit to Principal Conc Subacc
Outstanding Originator interest still to settle
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

Form of Weekly Report

Part 2 of 4

US	[Daily] Allocation of Collections	Originator	Conduit
DOLLAR	Total Collections in the Trust Accounts
A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to Principal Conc Subacc
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

EURO	[Daily] Allocation of Collections	Originator	Conduit
Total Collections in the Trust Accounts
A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to WHT Reserve Subacc
Deposit to Principal Conc Subacc
Outstanding Originator interest still to settle

Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

STERLING	[Daily] Allocation of Collections	Originator	Conduit
Total Collections in the Trust Accounts
A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to Principal Conc Subacc
Outstanding Originator interest still to settle
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

Ratios
Ratio
Series Carrying Cost Reserve Ratio
Servicing Reserve Ratio
Percentage Factor

Period Type

Form of Weekly Report

Part 3 of 4

TOTAL	EUR Withholding Tax Reserve Subaccount
USD	Beginning Balance
EQUIVALENT	Deposit
Deposit - Interest Income
Withdrawal
Ending Balance

Accrued Interest
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (Payment to Jupiter)
Ending Balance

Non-Principal Collections
Beginning Balance
Deposit - Collections
Deposit - Interest Income
Withdrawal (Serv. Fee payable to Master Servicer)
Ending Balance

Principal Collections
Beginning Balance
Deposit - Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income

Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal — Funds to the Bank Account

Ending Balance
US	USD Accrued Interest Subaccount (79700004)
DOLLAR	Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (Payment to Jupiter)
Ending Balance

USD Non-Principal Concentration Subaccount (79700005)
Beginning Balance
Deposit — Collections
Deposit - Interest Income
Withdrawal (Serv. Fee payable to Master Servicer)
Ending Balance

USD Principal Concentration Subaccount (79700006)
Beginning Balance
Deposit - Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income
Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal — Funds to the Bank Account

Ending Balance

Form of Weekly Report

Part 4 of 4

EURO	EUR Withholding Tax Reserve Subaccount (79008113)
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (funds return to the Company)
Ending Balance
EUR Accrued Interest Subaccount (79700016)
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (Interest Payable to JUPITER)
Ending Balance

EUR Non-Principal Concentration Subaccount (79700017)
Beginning Balance
Deposit - Collections
Deposit - Interest Income
Withdrawal
Ending Balance

EUR Principal Concentration Subaccount (79700018)
Beginning Balance
Deposit — Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income
Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal - Funds to the Bank Account

Ending Balance
STERLING	GBP Accrued Interest Subaccount (79700010)
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal
Ending Balance

GBP Non-Principal Concentration Subaccount (79700011)
Beginning Balance
Deposit — Collections
Deposit - Interest Income
Withdrawal
Ending Balance

GBP Principal Concentration Subaccount (79700012)
Beginning Balance
Deposit — Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income
Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal - Funds to the Bank Account

Ending Balance

•Target Receivables Amount insufficiency and/or Principal reduction amounts.

SCHEDULE 11 — B — FORM OF DAILY REPORT

Part 1 of 4

Huntsman — Daily Report
Report Date

	Originator Interest	Investor Interest	Total
Pool Activity
Beginning Receivables Balance
Plus: FX Adjustment
Less: Aggregate Collections
Plus: New Sales
Less: Non-Contractual Dilutions
Less: Timely Payment Discount Issued
Less: Volume Rebate Issued
Less: Commissions Issued
Less: Write-Offs Prior to 60 days
Less: Write-Offs Past to 60 days
Less: Originator Adjustment/Payment Repurchased Receivables
Plus: Misdirected Payments
Plus: Mechanical Zero Offsets for PU USA
Plus: Other Adjustments
Ending Receivables Balance

Less: Defaulted Receivables
Less: Obligor Overconcentration Amount
Less: Obligor Country Overconcentration Amount
Less: Originator Country Overconcentration Amount
Less: Commission/Timely Payment Accruals
Less: Volume Rebate Accruals
Less: A/P Offsets
Aggregate Receivables Amount

Cash for Repurchased Receivables
Additional Trapped Cash•

Servicer Advance Outstanding — VFCs

Ending Balance
	Originator	Conduit

Invested Percentage
Invested Amount
Adjusted Invested Amount
Required Subordinated Amount
Target Receivables Amount
Allocated Receivables Amount
Collateral Compliance
Trapped Cash•
Purchase Price

TOTAL	Daily Allocation of Collections	Originator	Conduit
USD	Total Collections in the Trust Accounts
EQUIVALENT	A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to WHT Reserve Subacc
Deposit to Principal Conc Subacc
Outstanding Originator interest still to settle
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

Form of Daily Report

Part 2 of 4

US	Daily Allocation of Collections	Originator	Conduit
DOLLAR	Total Collections in the Trust Accounts
A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to Principal Conc Subacc
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

EURO	Daily Allocation of Collections	Originator	Conduit
Total Collections in the Trust Accounts
A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to WHT Reserve Subacc
Deposit to Principal Conc Subacc
Outstanding Originator interest still to settle
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)

Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

STERLING	Daily Allocation of Collections	Originator	Conduit
Total Collections in the Trust Accounts
A/R Collections Allocated
Servicer Advance
Total funds to allocate
Deposit to Accrued Interest Subaccount
Deposit to Non-Principal Conc Subacc
Deposit to Principal Conc Subacc
Outstanding Originator interest still to settle
Transfer from Originator to Conduit
Deposit to Principal Conc Subacc (Servicer Advance)
Deposit to Servicer Account (Serv Advance Repayment)
Withdrawal to repay Invested Amount
Trapped Cash•
Return to Bank Account

Ratios
Ratio
Series Carrying Cost Reserve Ratio
Servicing Reserve Ratio
Percentage Factor

Period Type

Form of Daily Report

Part 3 of 4

TOTAL	EUR Withholding Tax Reserve Subaccount
USD	Beginning Balance
EQUIVALENT	Deposit
Deposit - Interest Income
Withdrawal
Ending Balance

Accrued Interest
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (Payment to Jupiter)
Ending Balance

Non-Principal Collections
Beginning Balance
Deposit - Collections
Deposit - Interest Income
Withdrawal (Serv. Fee payable to Master Servicer)
Ending Balance

Principal Collections
Beginning Balance
Deposit - Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income

Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance

Outstanding Trapped Cash•
Withdrawal — Funds to the Bank Account

Ending Balance
US	USD Accrued Interest Subaccount (79700004)
DOLLAR	Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (Payment to Jupiter)
Ending Balance

USD Non-Principal Concentration Subaccount (79700005)
Beginning Balance
Deposit — Collections
Deposit - Interest Income
Withdrawal (Serv. Fee payable to Master Servicer)
Ending Balance

USD Principal Concentration Subaccount (79700006)
Beginning Balance
Deposit - Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income
Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal — Funds to the Bank Account

Ending Balance

Form of Daily Report

Part 4 of 4

EURO	EUR Withholding Tax Reserve Subaccount (79008113)
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (funds return to the Company)
Ending Balance
EUR Accrued Interest Subaccount (79700016)
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal (Interest Payable to JUPITER)
Ending Balance

EUR Non-Principal Concentration Subaccount (79700017)
Beginning Balance
Deposit - Collections
Deposit - Interest Income
Withdrawal
Ending Balance

EUR Principal Concentration Subaccount (79700018)
Beginning Balance
Deposit — Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income
Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal - Funds to the Bank Account

Ending Balance
STERLING	GBP Accrued Interest Subaccount (79700010)
Beginning Balance
Deposit
Deposit - Interest Income
Withdrawal
Ending Balance

GBP Non-Principal Concentration Subaccount (79700011)
Beginning Balance
Deposit — Collections
Deposit - Interest Income
Withdrawal
Ending Balance

GBP Principal Concentration Subaccount (79700012)
Beginning Balance
Deposit — Funds from Collection Account
Deposit from Originator
Deposit - Servicer Advance
Deposit - Rollover cash
Deposit - Interest Income
Withdrawal - Servicer Advance Repayment
Withdrawal - Invested Amount Repayment
Withdrawal - Rollover cash
Outstanding Servicer Advance
Outstanding Trapped Cash•
Withdrawal - Funds to the Bank Account

Ending Balance

•Target Receivables Amount insufficiency and/or Principal reduction amounts.

SCHEDULE 12

FORM OF MONTHLY SETTLEMENT REPORT

Huntsman — Monthly Report
Monthly Report

	Originator Interest	Investor Interest	Total
Pool Activity
Beginning Receivables Balance
Plus: FX Adjustment
Less: Aggregate Collections
Plus: New Sales
Less: Non-Contractual Dilutions
Less: Timely Payment Discount Issued
Less: Volume Rebate Issued
Less: Commissions Issued
Less: Write-Offs Prior to 60 days
Less: Write-Offs Past to 60 days
Less: Originator Adjustment/Payment Repurchased Receivables
Plus: Misdirected Payments
Plus: Mechanical Zero Offsets for PU USA
Plus: Other Adjustments
Ending Receivables Balance

Less: Defaulted Receivables
Less: Obligor Overconcentration Amount
Less: Obligor Country Overconcentration Amount
Less: Originator Country Overconcentration Amount
Less: Commission/Timely Payment Accruals
Less: Volume Rebate Accruals
Less: A/P Offsets
Aggregate Receivables Amount

Cash for Repurchased Receivables
Additional Trapped Cash*
Master Servicer Outstanding as of end of Settlement Period

Invested Percentage

Invested Amount

Adjusted Invested Amount
Required Subordinated Amount
Target Receivables Amount
Allocated Receivables Amount
Collateral Compliance
Trapped Cash*
Purchase Price

Ratios
Ratio
Series Carrying Cost Reserve Ratio
Servicing Reserve Ratio

DSO		Days
Early Amortization Triggers	Max Trigger	Actual	Compliance	Compliance
Average Dilution Ratio
Average Aged Receivable Ratio (Above 60 days)
Average Delinquency Ratio (31-60 Days Past Due)

The undersigned, an Officer of VANTICO GROUP S.à r.l., a private limited liability company organized under the laws of Luxembourg,  offices at 51, Boulevard Grande-Duchesse Charlotte, L-1331Luxembourg, and registered with the Luxembourg Register of Commerce and Companies under number B72959,., as Master Servicer, certifies that the information set forth above is true and correct and it has performed in all material respects all of its obligations as Servicer under the Servicing Agreements required to be performed as of the date hereof.

Name:

Title:

Date:

*Target Receivables Amount insufficiency and/or Principal reduction amounts.

SCHEDULE 13

[RESERVED]

SCHEDULE 14

UNRESTRICTED SUBSIDIARIES

1.                                      Huntsman Polyurethanes Shanghai Ltd and its subsidiaries.